================================================================================

     As filed with the Securities and Exchange Commission on June 8, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                    Date of fiscal year end: March 31, 2007

           Date of reporting period: April 1, 2006 - March 31, 2007

================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO] ABSOLUTE Strategies
-----------------FUND


                                 ANNUAL REPORT

                                MARCH 31, 2007

[LOGO] ABSOLUTE
--------
INVESTMENT ADVISERS

  Absolute Strategies Fund and logo are registered service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers ("AIA") and logo are registered service marks of AIA;
     and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the "Fund") for the year ended March 31, 2007. The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation (beta) to traditional financial market indices such as the S&P 500 Index. Please see the accompanying table and chart following this commentary for complete return information.

The Fund's emphasis on risk management differs from more traditional investments which achieve returns from general market or beta exposures. The Fund and its sub-advisers do not attempt to track a traditional benchmark or index, such as the S&P 500 Index. Instead, we seek to achieve absolute (positive) returns independent of traditional indices over a complete market cycle (bull and bear markets combined) by using multiple investment strategies. As such, our performance will likely differ from the performance of major market indices during both up and down periods. In addition, the sub-advisers may selectively take risk, hedge risk, or seek to avoid risk in individual securities or industries without being constrained by managing to a benchmark.

Fund performance has been achieved with low net exposure to any single industry group and with low concentration in any individual security. Much of the portfolio is hedged with approximately 10% of net assets exposed to equities. From inception to March 31, 2007, the Fund's daily returns had a beta of 0.2 to the S&P 500 Index demonstrating that Fund returns were largely independent of this market index. The largest up and down days have been +0.69% and (0.58%) respectively. The annualized standard deviation of monthly returns, a measure of portfolio volatility and risk, has been just 2.1% with only 2 negative months since inception.

Market volatility, which has been very low for the past several years, finally returned to the global markets during 1/st/ quarter 2007, and the Fund proved to be well positioned to mitigate the market dislocation. On February 27/th/, when the major indices were down 3-4%, the Fund was down 0.38%, or about 1/10/th/ of the loss of the S&P 500. During the 1/st/ quarter of 2007, the Fund's Institutional Shares had a total return of 1.63% with positive returns each month. For performance data for other share classes please see page 6.

With the addition of two sub-advisers and the deletion of three, our model currently allocates assets to all 12 sub-advisers. Each sub-adviser is viewed as an independent risk/return profile and each maintains a strict discipline for seeking risk-adjusted returns. As expected, the sub-advisers have produced a range of return profiles that combine to form the overall portfolio. All returns and allocations are viewed on a risk-adjusted basis and are weighted to produce an efficient portfolio. As of March 31, 2007, we allocated approximately 99% of the Fund's assets; the remaining 1% was held in cash for future allocations. Of the sub-advisers who received assets, the largest allocation to a single strategy was approximately 15%; the smallest was roughly 2%.

Fund assets are actively managed by sub-advisers within clearly specified mandates and allocations, and the sub-advisers act independently of one another. This provides access to a diverse set of investment opportunities and enables each sub-adviser's performance to be monitored with respect to individual

                                      1               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007

strategies and to overall portfolio objectives. We allocate assets to sub-advisers through a quantitative model that focuses on optimizing manager allocations based on performance, risk, correlation and diversification across multiple asset classes and investment styles. The investment process monitors individual manager exposures and return attribution on an ongoing basis; however, it is not our intent to actively manage portfolio allocations based on any macro-economic analysis or traditional asset allocation strategy. While we view each manager strategy as an independent risk/return profile, the following chart illustrates a summary breakdown of our sub-adviser allocations by style, (each category may represent multiple sub-adviser strategies):

                                    [CHART]

                   Market-Neutral Equity           30%
                   Long/Short Equity               23%
                   Opportunistic Equity            15%
                   Convertible Arbitrage           14%
                   Discretionary Fixed Income      11%
                   Distressed Debt                  6%
                   Unallocated                      1%


Since inception through March 31, each sub-adviser receiving an allocation had a positive return.

The Fund's allocations and performance can be viewed along multiple dimensions. Overall holdings of the Fund, aggregated across sub-adviser strategies, are diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities. As of March 31, 2007, net assets totaled $246.9 million, an increase of 119% for the period. The Fund held approximately 1,500 securities in over 50 industry groups, including both long and short equities and various fixed income securities. The Fund's long and short equity exposure was approximately $138 million and $117 million respectively, including the notional value of options and futures hedges. Due to our long and short equity positions, our largest net industry group exposure was in Diversified Financial Services, which represents approximately 4% of net assets. Our largest single long stock position was in Coca Cola, which represents 1.1% of net assets. Convertible bonds and other fixed income securities totaled approximately 11% and 10% of net assets respectively; these securities are utilized in convertible arbitrage, distressed debt, and discretionary fixed income strategies. Cash held by our sub-advisers was approximately 24% of net assets; much of this cash is held as collateral for options, futures, and short positions.

Performance is driven by risk/return opportunities for our sub-advisers and the Fund's discipline for risk management and diversification. The opportunistic equity, equity long/short and distressed debt strategies contributed significantly to the returns for the period. The fixed-income sub-advisers held relatively defensive and low duration investment positions in high quality securities, resulting in modest returns. Strategies that utilize short positions, particularly equity market neutral, have had returns below expectations largely due to the low volatility environment and investors' continuing preference for low quality equities, as measured by

                                      2               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007

Standard & Poors quality ratings. Continued speculation in low quality securities, both equity and debt, makes it difficult for certain strategies to capture opportunities and inefficiencies that produce high risk-adjusted returns. A return to a normalized environment in terms of volatility may improve risk/reward opportunities.

To get an idea of how remarkable this market is in terms of low volatility, consider that the one-day drop in the Dow Jones Industrial Average on February 27, 2007, broke a streak of 910 trading days without a 2% drop. According to Birinyi Associates, this record streak dates back to at least the year 1900, and was the longest streak since May 1970. Research has shown that volatility tends to be cyclical and that low volatility was somewhat absent throughout the remainder of the 1970s.

Additionally, much of the recent surge in the equity markets seems to be "All About Beta." Beta is often defined as return which is "explained by the market" or an index as opposed to return explained by skill; however, it appears that any recent beta investment can make an investor appear to be a skilled stock picker (and the higher the beta the better). We have been stressing in our quarterly commentaries that many asset classes with traditionally "low beta" vs. the S&P 500 have been exhibiting relatively high sensitivity over the past few years. Although these asset classes are considered equity market "diversifiers," they have become highly sensitive to general market volatility. As such, advisors and investors should pay close attention to the "new" betas of their asset classes. For example, the betas of Real Estate Investment Trusts (REITs), Small Cap Value, and Emerging Markets to the S&P 500 have been 1.3, 1.5, and 1.8 respectively over the past 3 years vs. 0.2, 0.6, and 1.0 historically. Even many hedge funds have been riding the "market wave" as indicated by the HFRX Equity Hedge Index which has had a beta of 0.6 over the past 3 years vs. 0.3 historically. Such market sensitivity has been significantly correlated during down markets. It is worth noting that these groups (along with several other trendy assets) had draw-downs of 8-15% during the minor dip in the markets in the 2/nd/ quarter of 2006, and had sizable losses again in the 1/st/ quarter of 2007. This sensitivity could be especially eye-opening and uncomfortable for many investors when average volatility returns to the markets.

The S&P 500 has been in a 4+ year bull market with low volatility and minimal corrections. Yet, as of March 31, it has had a modest annualized return of 6.25% over the past 5 years and just 2.9% annualized over the past 8 years. These less than stellar, longer term returns appear to go overlooked by many investors who instead are focused on today's perfect fundamental conditions, also referred to as "Goldilocks." Low interest rates, low inflation and record profit margins have rekindled investors' animal spirits and have reinforced a willingness to accept very low risk premiums across many risky asset classes. Combining this with loose credit standards, leverage, and a private equity debt bubble could make for an interesting ride when profit margins revert to normal, liquidity moderates, or risk premiums and credit spreads widen. Given the aforementioned observations, and that bull markets tend to begin when conditions are far from perfect, it may not be wise to make a collection of "beta bets" going forward. For advisors and investors who stress diversification and wealth protection, many trendy asset classes may not provide an ideal solution over the next several years, especially when volatility returns.

                                      3               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007


For funds that are patient and maintain a focus on mitigating risk and beta, this current segment of the market cycle can be frustrating. Like other asset classes, we too could have had higher returns, but that would likely mean accepting significant market risk and a greater chance of large losses; we cannot accept replacing the concept of risk-adjusted return with risk-ignored return. Many of these other directional asset classes require today's "perfect" conditions to be sustained, which research and common sense suggests is highly unlikely. As one of our sub-advisers, Aronson+Johnson+Ortiz aptly says, "Don't Confuse Brilliance with a Bull Market." That's an important behavioral reminder in this environment.

As the Fund's adviser, our ultimate goal is to find and combine skill-based strategies and minimize market-risk exposures across the portfolio. This differs from many funds whose returns are largely explained by market exposures, not manager skill. Combining such strategies and focusing on risk controls is a long-term investment approach that evaluates "risk-adjusted returns" over complete market cycles. As such, measuring performance by tracking short-term "returns" relative to the major markets may not be useful. Investment positions are actively managed by our sub-advisers and generally reflect their evaluations of potential risk/return tradeoffs. As different or new opportunities arise, these positions may change.

We are excited about the Fund's prospects over the next several years, especially with the addition of two new sub-advisers, Mohican Financial Management, LLC and Kovitz Investment Group, LLC, during 1/st/ quarter 2007. These new sub-advisers are unique opportunities to gain access to highly skilled managers who we believe will enhance the mix of our strategies and improve the risk/return profile of the Fund. Additionally, many of our managers expect eventual shakeouts where unsustainable conditions exist; this may bring about long-awaited opportunities.

Thank you for your investment in the Absolute Strategies Fund.

Sincerely,
/s/ Jay Compson
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S ADVISER AS OF MARCH 31, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

                                      4               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007


SINCE THE FUND UTILIZES A MULTI-MANAGER STRATEGY WITH MULTIPLE SUB-ADVISERS, IT MAY BE EXPOSED TO VARYING FORMS OF RISK. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, GENERAL MARKET RISK, MULTI-MANAGER RISK, NON- DIVERSIFICATION RISK, SMALL COMPANY RISK, FOREIGN RISK, INTEREST RISK, CREDIT RISK, PREPAYMENT RISK, IPO RISK, LIQUIDITY RISK, HIGH TURNOVER RISK, LEVERAGE RISK, POOLED INVESTMENT VEHICLE RISK AND DERIVATIVES RISK. FOR A COMPLETE DESCRIPTION OF THE FUND'S PRINCIPAL INVESTMENT RISKS PLEASE REFER TO THE PROSPECTUS.

BETA IS A MEASURE OF AN ASSET'S SENSITIVITY TO BROAD MARKET MOVES, AS MEASURED FOR INSTANCE BY THE S&P 500 INDEX. A FUND WITH A REALIZED BETA OF 0.5 WITH RESPECT TO THE S&P 500 INDEX WOULD HAVE RECEIVED, ON AVERAGE, ABOUT 50% OF THE INDEX RETURNS WHEN THE MARKET WAS UP AND ABOUT 50% OF ITS LOSSES WHEN THE MARKET WAS DOWN. STANDARD DEVIATION INDICATES THE VOLATILITY OF A FUND'S TOTAL RETURNS AND IS USEFUL BECAUSE IT IDENTIFIES THE SPREAD OF A FUND'S SHORT-TERM FLUCTUATIONS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN THE STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. HFRX EQUITY HEDGE INDEX COMBINES CORE LONG HOLDINGS OF EQUITIES WITH SHORT SALES OF STOCK OR STOCK INDEX OPTIONS. ONE CANNOT INVEST DIRECTLY IN AN INDEX OR AVERAGE.

                                      5               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS
MARCH 31, 2007

The following chart reflects the change in value, since the Fund's commencement of investment operations, of a hypothetical $10,000 investment in Institutional, A and C Shares, including (i) sales charges (if applicable) and
(ii) the reinvestment of dividends and distributions compared with broad-based securities market indices. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The total return of each share class includes the maximum 4.50% sales charge (A Shares only) and operating expenses that reduce returns, while the total return of each index does not include sales charges or expenses. The performance of each share class differs due to different sales charge structures and class expenses. During the period, Fund fees were waived or expenses reimbursed, otherwise returns would have been lower. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIOS (GROSS) FOR THE PREVIOUS FISCAL YEAR WERE 2.14%, 2.45% AND 5.40% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.95%, 2.25% AND 3.00% FOR INSTITUTIONAL SHARES, A SHARES AND C SHARES, RESPECTIVELY, WHICH IS IN EFFECT UNTIL JULY 31, 2007. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH END PERFORMANCE INFORMATION, PLEASE CALL
(888) 992-2765.

   INSTITUTIONAL, A AND C SHARES VS. S&P 500 INDEX AND LEHMAN BROTHERS U.S.
                                AGGREGATE INDEX

                                                               COMMENCEMENT OF INVESTMENT
AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/07            ONE YEAR    OPERATIONS 07/27/05
------------------------------------------            -------- --------------------------
Absolute Strategies Fund -- Institutional Shares        5.38%             5.38%
Absolute Strategies Fund -- A Shares (w/sales charge)   0.39%             2.16%
Absolute Strategies Fund -- C Shares*                   4.31%             4.46%
S&P 500 Index                                          11.83%            10.72%
Lehman Brothers U.S. Aggregate Index (since 07/31/05)   6.59%             4.02%

              INVESTMENT VALUE AS OF 03/31/07
              -------------------------------
              Absolute Strategies Fund -- Institutional
               Shares                                     $10,918
              Absolute Strategies Fund -- A Shares        $10,365
              Absolute Strategies Fund -- C Shares        $10,759
              S&P 500 Index                               $11,862
              Lehman Brothers U.S. Aggregate Index (since
               07/31/05)                                  $10,679

*C Shares commenced operations on January 13, 2006. The performance of C Shares prior to January 13, 2006 is that of the Institutional Shares as adjusted for the higher expenses applicable to C Shares.
                                    [CHART]

                                                                   Lehman
             Institutional                           S&P 500     Brothers U.S.
                 Shares     A Shares    C Shares      Index    Aggregate Index
             -------------  --------    --------     -------   ---------------
   7/27/2005     $10,000     $9,550     $10,000     $10,000         $10,000
   7/31/2005      10,000      9,550      10,000       9,982          10,000
   8/31/2005      10,010      9,560      10,010       9,891          10,128
   9/30/2005      10,079      9,619      10,073       9,971          10,024
  10/31/2005      10,009      9,553      10,003       9,805           9,945
  11/30/2005      10,039      9,572      10,023      10,176           9,989
  12/31/2005      10,058      9,591      10,043      10,179          10,083
   1/31/2006      10,250      9,763      10,223      10,449          10,084
   2/28/2006      10,250      9,763      10,213      10,477          10,118
   3/31/2006      10,360      9,859      10,314      10,607          10,018
   4/30/2006      10,411      9,907      10,364      10,750          10,000
   5/31/2006      10,320      9,831      10,264      10,440           9,989
   6/30/2006      10,393      9,895      10,321      10,455          10,011
   7/31/2006      10,413      9,905      10,341      10,519          10,146
   8/31/2006      10,454      9,944      10,362      10,769          10,301
   9/30/2006      10,484      9,973      10,392      11,047          10,392
  10/31/2006      10,565     10,050      10,463      11,407          10,460
  11/30/2006      10,677     10,146      10,564      11,624          10,582
  12/31/2006      10,743     10,209      10,616      11,787          10,520
   1/31/2007      10,846     10,306      10,708      11,965          10,516
   2/28/2007      10,856     10,306      10,708      11,731          10,678
   3/31/2007      10,918     10,365      10,759      11,862          10,679


                                      6               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

           SHARES SECURITY DESCRIPTION                        VALUE
           ------ --------------------                       --------
           LONG POSITIONS - 104.4%
           EQUITY SECURITIES - 56.0%
           COMMON STOCK - 54.4%
           CONSUMER DISCRETIONARY - 10.1%
            1,300 Abercrombie & Fitch Co. (h)                $ 98,384
            4,200 Adidas AG                                   229,026
            3,625 Aeropostale, Inc. (d)(h)                    145,834
           10,300 American Eagle Outfitters, Inc. (h)         308,897
            9,100 AMR Corp. (d)(h)                            277,095
            4,750 AnnTaylor Stores Corp. (d)(h)               184,205
            1,525 Applebees International, Inc. (h)            37,789
            2,900 ArvinMeritor, Inc. (h)                       52,925
            2,270 Autoliv, Inc. (h)                           129,640
            3,000 Bed Bath & Beyond, Inc. (d)(h)              120,510
            6,150 Big Lots, Inc. (d)(h)                       192,372
            2,000 BJ's Wholesale Club, Inc. (d)(h)             67,660
            3,750 Brinker International, Inc. (h)             122,625
            1,250 Brown Shoe Co., Inc. (h)                     52,500
            3,750 Buckle, Inc. (h)                            133,875
            1,400 Buffalo Wild Wings, Inc. (d)(h)              89,180
           11,500 Carmax, Inc. (d)(h)                         282,210
            8,200 Carter's, Inc. (d)                          207,788
            4,250 CDW Corp. (h)                               261,077
            4,200 CEC Entertainment, Inc. (d)(h)              174,468
            2,200 Centex Corp. (h)                             91,916
            6,050 Charlotte Russe Holding, Inc. (d)(h)        174,664
            5,365 Charming Shoppes, Inc. (d)(h)                69,477
           12,150 Cintas Corp.                                438,615
            5,400 Circuit City Stores, Inc. (h)               100,062
            1,500 Claire's Stores, Inc. (h)                    48,180
           13,000 Coach, Inc. (d)(h)                          650,650
            1,100 Columbia Sportswear Co. (h)                  68,541
            3,000 Comcast Corp., Class A (d)(h)                77,850
            7,225 Continental Airlines, Inc., Class B (d)(h)  262,918
            5,950 Costco Wholesale Corp. (h)                  320,348
            3,300 Deckers Outdoor Corp. (d)(h)                234,366
           21,750 DIRECTV Group, Inc. (d)(h)                  501,773
            3,000 Dollar Tree Stores, Inc. (d)(h)             114,720
            3,100 Domino's Pizza, Inc. (h)                    100,657
            1,200 DR Horton, Inc. (h)                          26,400
            4,000 DreamWorks Animation SKG, Inc. (d)          122,320
            6,195 Dress Barn, Inc. (d)(h)                     128,918
            1,200 Ethan Allen Interiors, Inc. (h)              42,408
            4,600 ExpressJet Holdings, Inc. (d)(h)             26,864
            5,700 Ezcorp., Inc. (d)(h)                         83,961
           20,350 Family Dollar Stores, Inc. (h)              602,767
            4,360 Federated Department Stores, Inc. (h)       196,418
            4,070 Finish Line, Class A (h)                     51,282
            2,800 First Cash Financial Services, Inc. (d)(h)   62,384
            3,000 Foot Locker, Inc. (h)                        70,650
           16,000 Furniture Brands International, Inc. (h)    252,480
           12,000 Gap, Inc. (h)                               206,520
            3,500 General Motors Corp.                        107,240
              200 Getty Images, Inc. (d)                        9,726

          SHARES SECURITY DESCRIPTION                         VALUE
          ------ --------------------                        --------
          10,200 Goodyear Tire & Rubber Co. (d)(h)           $318,138
           4,050 Gymboree Corp. (d)(h)                        162,284
           5,350 Harley-Davidson, Inc. (h)                    314,313
          11,505 Hasbro, Inc. (h)                             329,273
           4,800 Hibbett Sports, Inc. (d)(h)                  137,232
           9,100 Hilton Hotels Corp. (h)                      327,236
           4,500 Home Depot, Inc.                             165,330
           2,500 Hovnanian Enterprises, Inc., Class A (d)(h)   62,900
          11,550 International Game Technology (h)            466,389
           1,000 ITT Educational Services, Inc. (d)(h)         81,490
           1,800 J Crew Group, Inc. (d)(h)                     72,306
           4,775 JC Penney Co., Inc. (h)                      392,314
           1,800 Jo-Ann Stores, Inc. (d)(h)                    49,050
             425 Johnson Controls, Inc. (h)                    40,213
           1,200 Jones Apparel Group, Inc. (h)                 36,876
           6,400 K2, Inc. (d)(h)                               77,376
           1,900 KB Home (h)                                   81,073
           8,950 Kohl's Corp. (d)(h)                          685,660
           4,450 Las Vegas Sands Corp. (d)(h)                 385,415
           1,200 Lennar Corp., Class A (h)                     50,652
           3,000 Liberty Media Corp., Class A (d)             331,770
          31,650 Limited Brands, Inc. (h)                     824,798
           5,400 Lowe's Cos., Inc. (h)                        170,046
           5,900 Maidenform Brands, Inc. (d)(h)               136,113
           1,300 Manor Care, Inc. (h)                          70,668
           3,000 Marvel Entertainment, Inc. (d)(h)             83,250
          12,850 Mattel, Inc. (h)                             354,275
           6,630 McGraw-Hill Cos., Inc. (h)                   416,894
           1,800 Methanex Corp. (h)                            40,194
           1,800 MGM Mirage (d)                               125,136
           2,920 Newell Rubbermaid, Inc. (h)                   90,783
           1,000 Nike, Inc., Class B (h)                      106,260
          10,100 Nordstrom, Inc. (h)                          534,694
           1,324 OfficeMax, Inc. (h)                           69,828
           4,550 Paccar, Inc. (h)                             333,970
           2,200 Papa John's International, Inc. (d)(h)        64,680
           2,075 Payless Shoesource, Inc. (d)(h)               68,890
           2,600 PF Chang's China Bistro, Inc. (d)(h)         108,888
           1,275 Phillips-Van Heusen Corp. (h)                 74,970
           1,675 Pinnacle Entertainment, Inc. (d)(h)           48,692
           1,200 Polaris Industries, Inc. (h)                  57,576
             370 Polo Ralph Lauren Corp. (h)                   32,615
           3,200 Pulte Homes, Inc. (h)                         84,672
           5,900 RadioShack Corp. (h)                         159,477
           3,385 Retail Ventures, Inc. (d)(h)                  71,254
           1,966 RH Donnelley Corp.                           139,370
           2,700 Ross Stores, Inc. (h)                         92,880
          10,100 Royal Caribbean Cruises, Ltd. (h)            425,816
           3,400 Ryland Group, Inc. (h)                       143,446
           3,050 Sears Holdings Corp. (d)(h)                  549,488
           3,300 Select Comfort Corp. (d)(h)                   58,740
           5,500 Shaw Communications, Inc. (h)                203,060
          38,400 Sonic Corp. (d)(h)                           855,552
           8,400 Sotheby's (h)                                373,632

See Notes to Financial Statements.    7               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

            SHARES SECURITY DESCRIPTION                    VALUE
            ------ --------------------                 -----------
            27,000 Standard-Pacific Corp.               $   563,490
             3,825 Steven Madden, Ltd. (h)                  111,690
             1,200 Target Corp. (h)                          71,112
             1,300 Tech Data Corp. (d)(h)                    46,553
             6,150 Tempur-Pedic International, Inc. (h)     159,839
             4,000 The Knoll Group, Inc. (h)                 95,320
             4,925 Thor Industries, Inc. (h)                193,996
             2,400 TJX Cos., Inc. (h)                        64,704
             2,000 Toll Brothers, Inc. (d)(h)                54,760
             2,500 Toro Co. (h)                             128,100
             7,200 Triarc Cos, Inc.                         134,856
            10,000 Viacom, Inc. (d)                         411,100
            29,350 Wal-Mart Stores, Inc. (h)              1,377,984
             1,000 Warner Music Group Corp.                  17,060
                80 Washington Post Co., Class B              61,080
             6,100 Wendy's International, Inc. (h)          190,930
             1,600 Winnebago Industries, Inc. (h)            53,808
            12,000 WM Wrigley Jr. Co.                       611,160
             2,800 Wyndham Worldwide Corp. (d)(h)            95,620
             4,150 Wynn Resorts, Ltd. (h)                   393,669
             1,400 Yum! Brands, Inc. (h)                     80,864
                                                        -----------
                                                         24,868,727
                                                        -----------
            CONSUMER STAPLES - 5.7%
            10,000 Aaron Rents, Inc.                        264,400
             5,150 Alliance Data Systems Corp. (d)(h)       317,343
             2,000 AmerisourceBergen Corp. (h)              105,500
            11,505 Anheuser-Busch Cos., Inc. (h)            580,542
             4,400 Apollo Group, Inc. (d)(h)                193,160
             4,100 Arbitron, Inc. (h)                       192,495
             7,200 Avon Products, Inc. (h)                  268,272
             3,850 C.R. Bard, Inc. (h)                      306,113
               775 Cephalon, Inc. (d)(h)                     55,188
             6,900 ChoicePoint, Inc. (d)(h)                 258,267
             5,550 Church & Dwight, Inc. (h)                279,442
             1,350 Clorox Corp. (h)                          85,981
            55,500 Coca-Cola Co. (h)                      2,664,000
             1,900 Colgate-Palmolive Co. (h)                126,901
             4,600 Comdisco Holding Co.                      57,270
             7,225 ConAgra Foods, Inc. (h)                  179,975
             1,300 Consolidated Graphics, Inc. (d)(h)        96,265
             3,200 Convergys Corp. (d)(h)                    81,312
             5,000 Deluxe Corp. (h)                         167,650
             6,600 Ennis, Inc. (h)                          176,616
             1,400 Estee Lauder Cos., Inc. (h)               68,390
            14,250 Gartner, Inc. (d)(h)                     341,287
             1,210 General Mills, Inc. (h)                   70,446
             2,200 Hillenbrand Industries, Inc. (h)         130,614
             4,185 HJ Heinz Co. (h)                         197,197
             1,650 Hospira, Inc. (d)(h)                      67,485
             4,900 Invacare Corp.                            85,456
               555 Invitrogen Corp. (d)(h)                   35,326
               800 JM Smucker Co. (h)                        42,656
             1,800 Kellogg Co. (h)                           92,574

         SHARES SECURITY DESCRIPTION                          VALUE
         ------ --------------------                       -----------
          5,400 Kinetic Concepts, Inc. (d)(h)              $   273,456
         12,450 Koninklijke Ahold NV, ADR (d)                  146,163
         23,800 Kraft Foods, Inc. (h)                          753,508
          6,735 Kroger Co. (h)                                 190,264
          2,125 Lincare Holdings, Inc. (d)(h)                   77,881
          4,450 Loews Corp. -- Carolina Group (h)              336,464
          3,300 McCormick & Co, Inc. (h)                       127,116
          1,490 Medco Health Solutions, Inc. (d)(h)            108,070
          2,600 Medicines Co. (d)(h)                            65,208
          9,100 Medicis Pharmaceutical Corp., Class A (h)      280,462
            760 Molson Coors Brewing Co. (h)                    71,911
            950 Novartis AG, ADR (h)                            51,898
          1,300 Pediatrix Medical Group, Inc. (d)(h)            74,178
          1,900 Pepsi Bottling Group, Inc. (h)                  60,591
         30,300 PepsiCo., Inc. (h)                           1,925,868
          4,600 Procter & Gamble Co. (h)                       290,536
          1,700 Psychiatric Solutions, Inc. (d)(h)              68,527
          1,400 Ralcorp Holdings, Inc. (d)(h)                   90,020
          4,400 Rollins, Inc. (h)                              101,244
          2,660 Ryanair Holding, ADR (d)                       119,141
          5,600 Safeway, Inc. (h)                              205,184
          1,000 Steiner Leisure, Ltd. (d)(h)                    44,980
          4,950 Stryker Corp. (h)                              328,284
          4,700 Universal Technical Institute, Inc. (d)(h)     108,476
          2,700 Weight Watchers International (h)              124,443
          1,095 West Pharmaceutical Services, Inc. (h)          50,841
          3,850 Zimmer Holdings, Inc. (d)(h)                   328,829
                                                           -----------
                                                            13,991,666
                                                           -----------
         ENERGY - 3.8%
          7,200 Anadarko Petroleum Corp. (h)                   309,456
          6,200 Apache Corp. (h)                               438,340
          3,950 Cabot Oil & Gas Corp. (h)                      265,914
          1,100 Cameron International Corp. (d)(h)              69,069
          4,000 Canadian Natural Resources, Ltd.               220,760
         25,500 Canadian Oil Sands Trust                       624,750
          2,175 Carrizo Oil & Gas, Inc. (d)(h)                  76,038
          4,200 Chevron Corp. (h)                              310,632
          1,800 Core Laboratories NV (d)(h)                    150,894
         12,250 Covanta Holding Corp. (d)(h)                   271,705
          2,200 Dawson Geophysical Co. (d)(h)                  108,966
          4,125 Devon Energy Corp. (h)                         285,533
            875 Diamond Offshore Drilling, Inc. (h)             70,831
         21,850 El Paso Corp. (h)                              316,169
          2,900 EnCana Corp. (h)                               146,827
          4,400 ENSCO International, Inc. (h)                  239,360
          7,450 Equitable Resources, Inc. (h)                  359,984
          4,550 FMC Technologies, Inc. (d)(h)                  317,408
          2,550 Frontier Oil Corp. (h)                          83,232
          1,050 GlobalSantaFe Corp. (h)                         64,764
          2,425 GMX Resources, Inc. (d)(h)                      74,520
          1,625 Grant Prideco, Inc. (d)(h)                      80,990
          8,500 Halliburton Co. (h)                            269,790
         11,150 Hercules Offshore, Inc. (d)(h)                 292,799

See Notes to Financial Statements.    8               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

          SHARES SECURITY DESCRIPTION                        VALUE
          ------ --------------------                      ----------
           1,200 Hess Corp. (h)                            $   66,564
           8,750 Holly Corp. (h)                              518,875
             600 Imperial Oil, Ltd.                            22,272
             300 John H. Harland Co. (h)                       15,369
           5,550 Marathon Oil Corp. (h)                       548,507
           4,200 Newfield Exploration Co. (d)(h)              175,182
           6,850 Oceaneering International, Inc. (d)(h)       288,522
           3,700 Patterson-UTI Energy, Inc. (h)                83,028
           3,400 Petro-Canada (h)                             133,314
           2,500 Pride International, Inc. (d)(h)              75,250
           1,000 Schlumberger, Ltd. (h)                        69,100
           1,900 Southwestern Energy Co. (d)(h)                77,862
           1,800 St. Mary Land & Exploration Co. (h)           66,024
           8,500 Suncor Energy, Inc.                          648,975
           2,500 Sunoco, Inc. (h)                             176,100
           4,400 Superior Energy Services, Inc. (d)(h)        151,668
           2,000 Swift Energy Co. (d)(h)                       83,540
           8,100 Talisman Energy, Inc. (h)                    142,236
             200 Texas Pacific Land Trust                      48,500
           2,100 Tidewater, Inc. (h)                          123,018
             950 Total SA, ADR (h)                             66,291
           1,600 Unit Corp. (d)(h)                             80,944
           1,000 Universal Compression Holdings,
                 Inc. (d)(h)                                   67,680
           5,400 Vaalco Energy, Inc. (d)(h)                    27,972
           3,025 Valero Energy Corp. (h)                      195,082
             100 Western Oil Sands, Inc., Class A (d)           2,956
           1,000 Williams Cos., Inc.                           28,460
                                                           ----------
                                                            9,432,022
                                                           ----------
          FINANCIALS - 15.2%
           2,200 Advanta Corp. (h)                             96,448
             800 AG Edwards, Inc. (h)                          55,344
             200 Alexander's, Inc. (d)                         82,340
             975 Alexandria Real Estate Equities, Inc. (h)     97,861
          30,000 Allied Capital Corp.                         864,300
           2,200 Allstate Corp. (h)                           132,132
           1,100 AMBAC Financial Group, Inc. (h)               95,029
           3,900 American Home Mortgage Investment
                 Corp. (h)                                    105,261
           5,835 American Real Estate Partners, LP            694,657
          58,000 AmeriCredit Corp. (d)(h)                   1,325,880
           2,100 Apartment Investment & Management Co.,
                 Class A (h)                                  121,149
           1,000 Ashford Hospitality Trust, Inc. (h)           11,940
           3,000 Assurant, Inc. (h)                           160,890
           6,000 Australian Stock Exchange, Ltd.              213,610
             600 AvalonBay Communities, Inc. (h)               78,000
           1,975 Bank of America Corp. (h)                    100,765
           3,750 Bank of Hawaii Corp. (h)                     198,863
          19,450 Bank of New York Co., Inc. (h)               788,698
           9,075 Bankunited Financial Corp. (h)               192,481
           2,285 Bear Stearns Cos, Inc. (h)                   343,550
              20 Berkshire Hathaway, Inc., Class A (d)      2,179,800

           SHARES SECURITY DESCRIPTION                        VALUE
           ------ --------------------                       --------
               90 Berkshire Hathaway, Inc., Class B (d)      $327,600
            2,650 BlackRock, Inc., Class A (h)                414,222
            1,620 Boston Private Financial Holdings,
                  Inc. (h)                                     45,230
              650 Boston Properties, Inc. (h)                  76,310
            1,900 BRE Properties, Inc. (h)                    119,985
            3,365 Bridge Capital Holdings (d)(h)               72,381
           10,100 Brookfield Asset Management, Inc.,
                  Class A (h)                                 527,826
              975 Capital One Financial Corp. (h)              73,574
            1,800 Cathay General Bancorp                       61,164
            9,000 CB Richard Ellis Group, Inc.,
                  Class A (d)(h)                              307,620
            3,700 Cbot Holdings, Inc., Class A (d)            671,550
            3,600 Center Financial Corp.                       71,172
            1,380 Chicago Mercantile Exchange Holdings,
                  Inc. (h)                                    734,795
            1,200 Cigna Corp. (h)                             171,192
            7,280 Citigroup, Inc. (h)                         373,755
            2,225 Citizens Banking Corp. (h)                   49,306
              950 City National Corp. (h)                      69,920
            6,500 Cohen & Steers, Inc. (h)                    280,020
            4,300 Colonial BancGroup, Inc. (h)                106,425
            6,275 Comerica, Inc. (h)                          370,978
            3,600 Commerce Group, Inc. (h)                    108,144
           11,600 Corus Bankshares, Inc. (h)                  197,896
            8,800 Countrywide Financial Corp. (h)             296,032
            1,630 Cullen Frost Bankers, Inc. (h)               85,298
            4,100 DiamondRock Hospitality Co. (h)              77,900
            3,450 Downey Financial Corp. (h)                  222,663
           36,925 E*Trade Financial Corp. (d)(h)              783,549
            2,400 East West Bancorp, Inc.                      88,248
           10,900 Eaton Vance Corp. (h)                       388,476
           11,250 Entertainment Properties Trust (h)          677,813
           43,000 Equity Inns, Inc.                           704,340
            2,700 Erie Indemnity Co. (h)                      142,479
            2,300 Essex Property Trust, Inc. (h)              297,804
            2,315 Euronext NV (d)                             276,637
            5,700 Federated Investors, Inc., Class B (h)      209,304
            1,400 First American Corp. (h)                     71,008
            8,500 First Marblehead Corp. (h)                  381,565
            4,425 FirstFed Financial Corp. (d)(h)             251,473
            8,750 Forest City Enterprises, Inc., Class A (h)  579,075
            2,200 Fremont General Corp. (h)                    15,246
            1,595 Goldman Sachs Group, Inc. (h)               329,575
            1,000 Greenhill & Co., Inc. (h)                    61,390
            1,800 Groupe Bruxelles Lambert SA (d)             210,623
            1,125 Hancock Holding Co. (h)                      49,477
            3,600 Hanmi Financial Corp.                        68,616
            3,800 Hanover Insurance Group, Inc. (h)           175,256
           11,000 Health Care REIT, Inc.                      482,900
           31,000 Hong Kong Exchanges and Clearing, Ltd.      302,124
            2,850 Host Hotels & Resorts, Inc. (h)              74,983
           55,000 HRPT Properties Trust                       676,500

See Notes to Financial Statements.    9               ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

           SHARES  SECURITY DESCRIPTION                      VALUE
           ------- --------------------                    ----------
             4,900 Independence Holding Co. (h)            $  106,036
            23,300 IndyMac Bancorp, Inc. (h)                  746,765
             4,450 IntercontinentalExchange, Inc. (d)(h)      543,835
             6,380 International Securities Exchange, Inc.    311,344
            13,000 iStar Financial, Inc.                      608,790
             4,000 Jefferies Group, Inc.                      115,800
             3,800 Jones Lang LaSalle, Inc. (h)               396,264
             3,275 JPMorgan Chase & Co. (h)                   158,445
            30,000 JSE, Ltd.                                  293,412
             3,100 Keycorp (h)                                116,157
            35,050 LaBranche & Co., Inc. (d)                  286,008
             1,000 Lazard, Ltd.                                50,180
               600 Legg Mason, Inc.                            56,526
            12,000 Leucadia National Corp.                    353,040
             2,900 Loews Corp. (h)                            131,747
             1,400 M&T Bank Corp.                             162,162
             9,950 Mercury General Corp. (h)                  527,748
             1,200 Merrill Lynch & Co., Inc. (h)               98,004
             2,900 Moody's Corp. (h)                          179,974
             1,200 Morgan Stanley (h)                          94,512
             3,600 Nara Bancorp, Inc.                          63,036
            15,000 Nasdaq Stock Market, Inc. (d)              441,150
             3,400 National City Corp. (h)                    126,650
            17,275 NYSE Group, Inc. (d)(h)                  1,619,531
                44 Osaka Securities Exchange Corp.            253,541
            22,000 Pacific Capital Bancorp.                   706,640
             1,000 Pargesa Holding, SA (d)                    104,921
             1,500 Philadelphia Consolidated Holdings
                   Co. (d)(h)                                  65,985
             5,000 PMI Group, Inc. (h)                        226,100
             3,100 Popular, Inc. (h)                           51,336
             2,000 Principal Financial Group, Inc. (h)        119,740
             6,400 Progressive Corp.                          139,648
             1,000 Prologis (h)                                64,930
               350 Prosperity Bancshares, Inc. (h)             12,159
             7,400 QLT, Inc. (d)(h)                            57,942
            49,000 Quanta Capital Holdings, Ltd. (d)          102,410
             2,000 Radian Group, Inc. (h)                     109,760
            25,000 Realty Income Corp.                        705,000
             1,225 Redwood Trust, Inc. (h)                     63,920
             1,300 Regions Financial Corp. (h)                 45,981
             2,500 RLI Corp. (h)                              137,325
             1,600 Safeco Corp. (h)                           106,288
             1,300 Safety Insurance Group, Inc. (h)            52,156
             3,175 Senior Housing Properties Trust             75,883
             4,230 Simon Property Group, Inc. (h)             470,588
           136,000 Singapore Exchange, Ltd.                   587,134
               585 SL Green Realty Corp. (h)                   80,250
            15,100 SLM Corp. (h)                              617,590
             2,225 Sterling Financial Corp. (h)                69,398
               100 Student Loan Corp.                          18,592
             1,550 SVB Financial Group (d)(h)                  75,314
             3,050 Synovus Financial Corp. (h)                 98,637
             2,600 T. Rowe Price Group, Inc. (h)              122,694

           SHARES SECURITY DESCRIPTION                       VALUE
           ------ --------------------                    -----------
            6,100 Taubman Centers, Inc. (h)               $   353,739
            2,000 Thomas Weisel Partners Group, Inc. (d)       38,040
              900 Torchmark Corp. (h)                          59,031
            2,100 Triad Guaranty, Inc. (d)(h)                  86,961
           23,000 Trustmark Corp.                             644,920
            3,600 UCBH Holdings, Inc.                          67,032
           14,850 UDR, Inc. (h)                               454,707
            3,525 UnionBanCal Corp. (h)                       223,556
              600 Unitrin, Inc. (h)                            28,242
            2,000 US Global Investors, Inc.                    51,520
           23,103 Van der Moolen Holding NV, ADR              123,601
              950 Ventas, Inc.                                 40,023
              200 Vornado Realty Trust                         23,868
            2,375 Wachovia Corp. (h)                          130,744
            4,800 Washington Mutual, Inc. (h)                 193,824
            8,100 Washington Real Estate Investment Trust     303,102
            2,300 Webster Financial Corp. (h)                 110,423
            2,000 Wells Fargo & Co.                            68,860
              755 White Mountains Insurance Group             427,708
            3,600 Wilshire Bancorp, Inc.                       59,040
                                                          -----------
                                                           37,568,336
                                                          -----------
           HEALTH CARE - 2.2%
            1,900 Aetna, Inc. (h)                              83,201
            2,400 Amgen, Inc. (d)(h)                          134,112
            2,500 AMN Healthcare Services, Inc. (d)(h)         56,550
            4,200 Apria Healthcare Group, Inc. (d)(h)         135,450
            1,320 Barr Pharmaceuticals, Inc. (d)(h)            61,182
            2,245 Baxter International, Inc. (h)              118,244
            1,415 Becton Dickinson & Co. (h)                  108,799
            2,375 Biogen Idec, Inc. (d)(h)                    105,403
            2,000 Cardinal Health, Inc. (h)                   145,900
            5,750 Celgene Corp. (d)(h)                        301,645
            1,500 Dade Behring Holdings, Inc. (h)              65,775
            1,450 Edwards Lifesciences Corp. (d)(h)            73,515
            8,800 Enzon Pharmaceuticals, Inc. (d)(h)           71,720
            7,150 Forest Laboratories, Inc. (d)(h)            367,796
            1,290 Health Net, Inc. (d)(h)                      69,415
            2,500 Henry Schein, Inc. (d)(h)                   137,950
            1,300 IDEXX Laboratories, Inc. (d)(h)             113,919
            8,800 Johnson & Johnson                           530,288
            3,300 King Pharmaceuticals, Inc. (d)(h)            64,911
            2,500 KV Pharmaceutical Co., Class A (d)(h)        61,825
            5,125 McKesson Corp. (h)                          300,018
            5,300 Mylan Laboratories, Inc. (h)                112,042
            1,385 NBTY, Inc. (d)(h)                            73,460
           37,850 Pfizer, Inc. (h)                            956,091
           12,700 Quest Diagnostics, Inc. (h)                 633,349
            1,500 Sierra Health Services, Inc. (d)(h)          61,755
            1,600 USANA Health Sciences, Inc. (d)(h)           74,992
            3,600 VCA Antech, Inc. (d)(h)                     130,716
            3,750 WellCare Health Plans, Inc. (d)(h)          319,687
            3,200 Zoll Medical Corp. (d)(h)                    85,280
                                                          -----------
                                                            5,554,990
                                                          -----------

See Notes to Financial Statements.    10              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

          SHARES  SECURITY DESCRIPTION                       VALUE
          ------- --------------------                     ----------
          INDUSTRIALS - 6.2%
            1,800 Acuity Brands, Inc. (h)                  $   97,992
            1,875 Agilent Technologies, Inc. (d)(h)            63,169
            4,800 Amphenol Corp., Class A (h)                 309,936
           10,475 Applera Corp. (h)                           309,746
            1,832 Barnes Group, Inc. (h)                       42,154
          360,000 Beijing Capital International Airport
                  Co., Ltd.                                   357,535
            1,700 Bemis Co. (h)                                56,763
              900 Black & Decker Corp. (h)                     73,458
            2,620 Boeing Co. (h)                              232,944
            2,100 Burlington Northern Santa Fe Corp.,
                  Class A (h)                                 168,903
            2,800 Canadian National Railway Co. (h)           123,592
            1,200 Caterpillar, Inc. (h)                        80,436
            1,600 Ceradyne, Inc. (d)                           87,584
            2,100 Chicago Bridge & Iron Co. NV                 64,575
            1,700 Con-way, Inc. (h)                            84,728
            1,650 CSX Corp. (h)                                66,082
              800 Diageo plc, ADR                              64,760
            2,700 Dionex Corp. (d)(h)                         183,897
            9,200 Dolby Laboratories, Inc., Class A (d)(h)    317,492
            4,450 Energizer Holdings, Inc. (d)(h)             379,719
            2,200 EnPro Industries, Inc. (d)(h)                79,310
            1,500 Equifax, Inc. (h)                            54,675
            3,000 Frontline, Ltd.                             106,500
            2,005 Gardner Denver, Inc. (d)(h)                  69,874
           14,000 GATX Corp.                                  669,200
            2,000 General Electric Co. (h)                     70,720
            2,000 General Maritime Corp. (h)                   57,760
            6,800 Gentex Corp. (h)                            110,500
            2,500 Graco, Inc. (h)                              97,900
            4,200 Harsco Corp. (h)                            188,412
           40,000 Heartland Express, Inc.                     635,200
            2,600 Heidrick & Struggles International,
                  Inc. (d)(h)                                 125,970
            2,000 Hurco Cos, Inc. (d)(h)                       85,700
            2,800 Ingersoll-Rand Co., Ltd. (h)                121,436
            1,200 ITT Corp.                                    72,384
            2,700 JB Hunt Transport Services, Inc. (h)         70,848
           14,700 Joy Global, Inc.                            630,629
              346 Kansas City Southern (d)(h)                  12,311
            1,900 Kaydon Corp. (h)                             80,864
            2,400 Kemet Corp. (d)(h)                           18,360
              800 L-3 Communications Holdings, Inc. (h)        69,976
            3,600 Laidlaw International, Inc. (h)             124,560
           24,300 Lancaster Colony Corp. (h)                1,073,817
            2,400 Landstar System, Inc. (h)                   110,016
            5,700 Lennox International, Inc. (h)              203,490
            1,300 Littelfuse, Inc. (d)(h)                      52,780
            1,260 Lockheed Martin Corp. (h)                   122,245
            4,800 Manitowoc Co., Inc. (h)                     304,944
              800 Martin Marietta Materials, Inc. (h)         108,160
            5,900 Masco Corp. (h)                             161,660

        SHARES SECURITY DESCRIPTION                            VALUE
        ------ --------------------                         -----------
         4,250 Mettler Toledo International, Inc. (d)(h)    $   380,673
         2,100 Nordson Corp. (h)                                 97,566
         1,700 Northrop Grumman Corp. (h)                       126,174
         6,600 OMI Corp. (h)                                    177,276
         8,200 Pactiv Corp. (d)(h)                              276,668
         1,700 Pall Corp. (h)                                    64,600
         1,830 Parker Hannifin Corp. (h)                        157,947
        22,000 Pentair, Inc.                                    685,520
         4,240 Precision Castparts Corp. (h)                    441,172
        11,000 Quanta Services, Inc. (d)                        277,420
         1,400 Raytheon Co. (h)                                  73,444
         2,100 Republic Services, Inc. (h)                       58,422
         1,100 Rockwell Collins, Inc. (h)                        73,623
         1,700 Ryder System, Inc. (h)                            83,878
        19,000 Sonoco Products Co.                              714,020
         1,650 Stericycle, Inc. (d)                             134,475
         1,700 Teledyne Technologies, Inc. (d)(h)                63,648
         2,000 Teleflex, Inc. (h)                               136,140
         4,950 Terex Corp. (d)(h)                               355,212
         2,100 Thermo Fisher Scientific, Inc. (d)(h)             98,175
        11,850 Trimble Navigation, Ltd. (d)(h)                  318,054
         1,800 Tsakos Energy Navigation, Ltd. (h)                93,600
        15,050 Tyco International, Ltd.                         474,828
         1,200 United Technologies Corp. (h)                     78,000
         4,300 USG Corp. (d)(h)                                 200,724
         1,000 Varian, Inc. (d)(h)                               58,260
         1,660 Volvo AB, ADR                                    139,556
         2,100 Vulcan Materials Co. (h)                         244,608
         7,150 Waters Corp. (d)(h)                              414,700
                                                            -----------
                                                             15,354,049
                                                            -----------
        INFORMATION TECHNOLOGY - 4.0%
         7,700 Advanced Micro Devices, Inc. (d)(h)              100,562
         6,250 Akamai Technologies, Inc. (d)(h)                 312,000
         2,400 Allscripts Healthcare Solutions, Inc. (d)(h)      64,344
         2,000 Amazon.com, Inc. (d)(h)                           79,580
         1,000 Apple Computer, Inc. (d)(h)                       92,910
        12,000 Applied Materials, Inc. (h)                      219,840
         1,950 Avid Technology, Inc. (d)(h)                      68,016
        11,700 BEA Systems, Inc. (d)(h)                         135,603
         3,900 Blue Nile, Inc. (d)(h)                           158,574
         9,400 BMC Software, Inc. (d)(h)                        289,426
         3,800 CACI International, Inc., Class A (d)            178,068
         6,200 Cadence Design Systems, Inc. (d)(h)              130,572
         2,100 Ceridian Corp. (d)(h)                             73,164
         4,200 Check Point Software Technology (d)(h)            93,576
         3,600 Cognizant Technology Solutions,
               Class A (d)(h)                                   317,772
         4,000 Dell, Inc. (d)(h)                                 92,840
         2,150 DSP Group, Inc. (d)(h)                            40,850
         4,100 Dun & Bradstreet Corp. (h)                       373,920
         8,000 eBay, Inc. (d)(h)                                265,200
         2,800 Expedia, Inc. (d)(h)                              64,904
         4,450 Factset Research Systems, Inc. (h)               279,682

See Notes to Financial Statements.    11              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

         SHARES SECURITY DESCRIPTION                           VALUE
         ------ --------------------                         ----------
          6,100 Fair Isaac Corp. (h)                         $  235,948
         15,000 First Data Corp.                                403,500
          3,870 Fiserv, Inc. (d)(h)                             205,342
            400 Google, Inc., Class A (d)(h)                    183,264
          3,050 Hewlett-Packard Co.                             122,427
          2,900 Hyperion Solutions Corp. (d)(h)                 150,307
          4,500 I2 Technologies, Inc. (d)(h)                    108,000
          1,700 IAC/InterActive Corp. (d)(h)                     64,107
          5,965 IMS Health, Inc. (h)                            176,922
          2,100 Intersil Corp., Class A (h)                      55,629
          1,800 Intuit, Inc. (d)(h)                              49,248
          4,000 Keane, Inc. (d)(h)                               54,320
            420 Komag, Inc. (d)(h)                               13,747
          1,100 Lexmark International, Inc. (d)(h)               64,306
         25,000 Liberty Media Holding Corp. (d)                 595,500
          1,550 Linear Technology Corp. (h)                      48,964
          2,550 Mastercard, Inc., Class A (h)                   270,912
          6,100 MEMC Electronic Materials, Inc. (d)(h)          369,538
         10,250 Micron Technology, Inc. (d)(h)                  123,820
         50,500 Microsoft Corp. (h)                           1,407,435
            700 MicroStrategy, Inc., Class A (d)(h)              88,473
          2,200 MTS Systems Corp. (h)                            85,448
          9,000 Nvidia Corp. (d)(h)                             259,020
          2,200 Omnivision Technologies, Inc. (d)(h)             28,512
          5,900 Oracle Corp. (d)(h)                             106,967
         16,300 Parametric Technology Corp. (d)(h)              311,167
          1,700 Plantronics, Inc. (h)                            40,154
          4,650 Qimonda AG, ADR (d)(h)                           66,774
          1,000 SEI Investments Co. (h)                          60,230
          3,425 Spansion, Inc., Class A (d)(h)                   41,751
          5,500 Synopsys, Inc. (d)(h)                           144,265
          1,300 Texas Instruments, Inc. (h)                      39,130
          9,700 Total System Services, Inc. (h)                 308,945
          4,200 Travelzoo, Inc. (d)(h)                          154,434
          2,000 Yahoo!, Inc. (d)(h)                              62,580
                                                             ----------
                                                              9,932,489
                                                             ----------
         MATERIALS - 1.8%
          1,250 Alcan, Inc. (h)                                  65,250
          1,950 Alcoa, Inc. (h)                                  66,105
          3,150 Allegheny Technologies, Inc. (h)                336,073
         10,800 Anglo American plc                              285,336
          2,200 Bayer AG, ADR                                   140,734
            400 BHP Billiton, Ltd.                               19,380
          2,300 Cabot Corp. (h)                                 109,779
         10,700 Celanese Corp., Class A (h)                     329,988
          9,200 Dow Chemical Co. (h)                            421,912
          1,800 Eagle Materials, Inc. (h)                        80,334
         16,100 Hercules, Inc. (d)(h)                           314,594
          6,000 International Flavors & Fragrances, Inc. (h)    283,320
          3,300 International Paper Co. (h)                     120,120
          7,150 Monsanto Co. (h)                                392,964
          2,400 Nova Chemicals Corp. (h)                         74,304
          3,000 Nucor Corp. (h)                                 195,390

         SHARES SECURITY DESCRIPTION                          VALUE
         ------ --------------------                        ----------
            410 Potash Corp. of Saskatchewan, Inc. (h)      $   65,571
          2,030 Praxair, Inc.                                  127,809
            200 Rio Tinto plc                                   45,562
          2,100 Schnitzer Steel Industries, Inc. (h)            84,357
          2,660 Sherwin-Williams Co. (h)                       175,666
          6,250 Southern Copper Corp. (h)                      447,875
          4,200 Spartech Corp. (h)                             123,228
          2,200 Steel Dynamics, Inc. (h)                        95,040
          1,500 Westlake Chemical Corp. (h)                     40,725
                                                            ----------
                                                             4,441,416
                                                            ----------
         TELECOMMUNICATION SERVICES - 2.3%
            650 Alltel Corp. (h)                                40,300
          9,400 American Tower Corp., Class A (d)(h)           366,130
            650 Anixter International, Inc. (d)(h)              42,861
          5,400 AT&T, Inc. (h)                                 212,922
            725 BT Group plc, ADR (h)                           43,507
            575 CBS Corp., Class B (h)                          17,589
          3,900 CenturyTel, Inc. (h)                           176,241
         10,500 Cinram International Income Fund               220,710
          8,720 Cisco Systems, Inc. (d)(h)                     222,622
          3,600 Clear Channel Communications, Inc. (h)         126,144
          9,500 Clear Channel Outdoor Holdings, Inc. (d)(h)    249,945
          7,900 CommScope, Inc. (d)(h)                         338,910
          3,100 EchoStar Communications Corp.,
                Class A (d)                                    134,633
         17,900 Emdeon Corp. (d)(h)                            270,827
          3,850 F5 Networks, Inc. (d)(h)                       256,718
          7,800 GigaMedia, Ltd. (d)(h)                         107,796
          1,600 Interdigital Communications Corp. (d)(h)        50,672
          1,400 Lamar Advertising Co. (h)                       88,158
         33,600 Motorola, Inc. (h)                             593,712
          2,600 NetFlix, Inc. (d)(h)                            60,294
          4,550 NII Holdings, Inc., Class B (d)(h)             337,519
         10,750 Nokia Corp., ADR (h)                           246,390
          6,000 Novatel Wireless, Inc. (d)(h)                   96,240
          2,800 Polycom, Inc. (d)(h)                            93,324
          4,160 RF Micro Devices, Inc. (d)                      25,917
         10,200 SBA Communications Corp., Class A (d)(h)       301,410
         10,950 Sprint Nextel Corp.                            207,612
          3,700 Symantec Corp. (d)(h)                           64,010
          2,600 Time Warner, Inc. (h)                           51,272
          6,700 United Online, Inc. (h)                         94,001
         11,850 Valueclick, Inc. (d)(h)                        309,640
          7,000 webMethods, Inc. (d)(h)                         50,330
          4,050 Windstream Corp. (h)                            59,494
                                                            ----------
                                                             5,557,850
                                                            ----------
         UTILITIES - 3.1%
         17,150 AES Corp. (d)(h)                               369,068
          1,800 AGL Resources, Inc. (h)                         76,896
         14,680 Allegheny Energy, Inc. (d)(h)                  721,375
          4,690 Alliant Energy Corp. (h)                       210,206
         86,405 Aquila, Inc. (d)                               361,173

See Notes to Financial Statements.    12              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007


            SHARES SECURITY DESCRIPTION                    VALUE
            ------ --------------------                 ------------
            19,000 Atmos Energy Corp.                   $    594,320
            30,580 Centerpoint Energy, Inc.                  548,605
             4,200 CMS Energy Corp. (h)                       74,760
               450 Constellation Energy Group, Inc. (h)       39,127
            20,000 Dynegy, Inc., Class A (d)                 185,200
               200 Edison International                        9,826
             7,200 El Paso Electric Co. (d)(h)               189,720
             1,700 Energen Corp. (h)                          86,513
             6,000 Energy East Corp. (h)                     146,160
               700 Entergy Corp. (h)                          73,444
               900 FirstEnergy Corp. (h)                      59,616
            10,215 Korea Electric Power Corp., ADR           204,300
            10,453 Mirant Corp. (d)(h)                       422,928
             3,075 NRG Energy, Inc. (d)(h)                   221,523
             4,125 PG&E Corp.                                199,114
             1,100 Pinnacle West Capital Corp. (h)            53,075
             3,500 PPL Corp. (h)                             143,150
            76,550 Reliant Energy, Inc. (d)(h)             1,555,496
             1,050 Sempra Energy (h)                          64,060
            51,825 Sierra Pacific Resources (d)              900,718
             2,000 Wisconsin Energy Corp. (h)                 97,040
                                                        ------------
                                                           7,607,413
                                                        ------------
            Total Common Stock (Cost $121,808,992)       134,308,958
                                                        ------------

                 SECURITY
          SHARES DESCRIPTION                   RATE           VALUE
          ------ -----------                   ----        -----------
          CONVERTIBLE PREFERRED STOCK - 1.6%
          CONSUMER DISCRETIONARY - 0.4%
             128 Blockbuster, Inc. (h)         7.50%           191,264
           2,196 Bunge, Ltd. (h)               4.88            252,815
           3,488 Ford Motor Company Capital
                 Trust II (h)                  6.50            124,731
           4,563 General Motors Corp. (h)      6.25            104,949
              70 HealthSouth Corp. (h)(i)      6.50             76,676
           7,345 Six Flags, Inc. (h)           7.25            173,526
              98 Universal Corp. (h)           6.75            142,602
                                                           -----------
                                                             1,066,563
                                                           -----------
          ENERGY - 0.5%
           2,261 Chesapeake Energy Corp. (i)   5.00            246,449
             135 Chesapeake Energy Corp. (h)   5.00             14,715
          14,597 Edge Petroleum Corp. (h)      5.75            734,229
           2,327 Goodrich Petroleum Corp. (h)  5.38            152,128
                                                           -----------
                                                             1,147,521
                                                           -----------
          FINANCIALS - 0.1%
           4,351 Affiliated Managers Group (h) 5.10            238,761
           1,389 Sovereign Cap Trust IV (h)    4.38             69,103
                                                           -----------
                                                               307,864
                                                           -----------

                    SECURITY
           SHARES   DESCRIPTION           RATE              VALUE
          --------- -----------           ----           ------------
          INDUSTRIALS - 0.1%
               187  Kansas City
                    Southern (h)          5.13%          $    258,527
                                                         ------------
          MATERIALS - 0.2%
             4,000  Freeport-McMoran
                    Copper &
                    Gold (d)(h)           6.75                427,640
                59  Terra Industries,
                    Inc., Series A (h)    4.25                110,920
                                                         ------------
                                                              538,560
                                                         ------------
          TELECOMMUNICATIONS - 0.3%
               173  Interpublic Group of
                    Cos. (h)(i)           5.25                195,490
               500  Motient Corp. (h)     5.25                401,250
                                                         ------------
                                                              596,740
                                                         ------------
          Total Convertible Preferred Stock
          (Cost $3,583,860)                                 3,915,775
                                                         ------------
          TOTAL EQUITY SECURITIES (COST $125,392,852)     138,224,733
                                                         ------------

                                                MATURITY
          PRINCIPAL                               DATE
          ---------                             --------
          FIXED-INCOME SECURITIES - 21.1%
          ASSET BACKED OBLIGATIONS - 2.6%
          $270,564  ARMT Series
                    2005-8 4A11 (e)       5.44  11/25/35      268,071
           230,000  Banc of America,
                    Series 2005-4 A3      4.89  07/10/45      227,374
           110,000  Bayview Financial
                    Acquisition, Series
                    2005-D-AF3 (e)        5.50  12/28/35      110,103
           330,000  Bear Stearns
                    Commercial
                    Mortgage, Series
                    2003-PWR2-A4          5.19  05/11/39      329,174
           207,742  Chase Mortgage
                    Finance Corp.,
                    Series 2005-A1-
                    1A1 (e)               5.41  12/25/35      205,697
           125,000  Chase Mortgage
                    Finance Corp.,
                    Series 2005-A1-
                    2A3 (e)               5.24  12/25/35      124,139
            48,833  Citigroup Mortgage
                    Loan Trust, Series
                    2005-WF1 A2 (e)       4.49  02/25/35       48,341
           280,000  COMM Series
                    2005-C6 A3            5.14  06/10/44      279,044
            55,000  Continental Airlines,
                    Inc., Series 2002-1
                    G2                    6.56  02/15/12       58,334

See Notes to Financial Statements.    13              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                     SECURITY                      MATURITY
           PRINCIPAL DESCRIPTION             RATE    DATE    VALUE
           --------- -----------             ----  -------- --------
           $108,369  Countrywide
                     Alternative Loan Trust,
                     Series 2004-J10-4CB1    6.50% 10/25/34 $109,972
             61,474  Countrywide Alternative
                     Loan Trust, Series
                     2005-43-4A1 (e)         5.73  10/25/35   61,296
            757,369  Countrywide
                     Alternative Loan Trust,
                     Series 2006-OA2 X1P     0.00  05/20/46   33,033
            375,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series
                     2002-CKS4-A2            5.18  11/15/36  374,885
             77,508  Credit Suisse First
                     Boston Mortgage
                     Securities, Series
                     2003-AR24-2A4 (e)       4.02  10/25/33   76,134
            200,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series
                     2005-C5 A3 (e)          5.10  08/15/38  198,845
            200,000  Credit Suisse First
                     Boston Mortgage
                     Securities, Series
                     2006-C1 A3 (e)          5.71  02/15/39  203,788
            158,535  Equity One Abs, Inc.
                     Series 2002-4 M1        5.22  02/25/33  156,626
            220,364  FHASI, Series
                     2003-10 2A1             4.75  01/25/19  214,296
            200,000  GE Capital CMC
                     2006-C1 A3 (e)          5.52  03/10/44  201,690
            300,000  GMACC Series
                     2002-C2 A3              5.71  10/15/38  307,352
            210,000  GMACC Series
                     2004-C3 A4              4.55  12/10/41  205,041
            225,000  GMACM Series
                     2006-HLTV1 A5 (g)       6.01  10/25/29  226,018
             51,906  Harborview Mortgage
                     Loan Trust Series
                     2004-8 2A4A (e)         5.72  11/19/34   52,089
            842,747  Harborview Mortgage
                     Loan Trust Series
                     2006-1 X1 - (IO) (e)    1.88  03/19/37   37,529
            225,000  JP Morgan Mortgage
                     Loan Trust, Series
                     2004-C3-A4              4.66  01/15/42  219,745
            120,000  JP Morgan Mortgage
                     Loan Trust, Series
                     2005-A3-11A2 (e)        4.49  06/25/35  114,335
            200,000  JP Morgan Mortgage
                     Loan Trust, Series
                     2006-A2-2A2 (e)         5.76  04/25/36  202,399

                     SECURITY                      MATURITY
          PRINCIPAL  DESCRIPTION             RATE    DATE     VALUE
          ---------- -----------             ----  -------- ----------
          $  330,000 LB-UBS Commercial
                     Mortgage Trust,
                     Series 2003-C8 A4 (e)   5.12% 11/15/32 $  328,187
             135,898 Master Seasoned
                     Securities Trust,
                     Series 2004-1
                     4A1 (e)                 5.29  10/25/32    137,271
             113,532 Morgan Stanley
                     Dean Witter Cap,
                     2000-LIFE A2            7.57  11/15/36    119,317
             140,577 Northwest Airlines,
                     Inc., Series 1A-1 (f)   7.04  04/01/22    140,841
             350,000 Salomon Brothers
                     Series 2002-KEY2-A3     4.87  03/18/36    345,810
             330,000 Wachovia Bank
                     Commercial
                     Mortgage, Series
                     2003-C6 A4              5.13  08/15/35    329,201
             128,526 Washington Mutual,
                     Series 2002-AR18 A
                     (e)                     4.11  01/25/33    128,288
             115,000 Washington Mutual,
                     Series 2005-AR16-
                     1A4A (e)                5.11  12/25/35    114,771
           5,910,000 Washington Mutual,
                     Series 2006-
                     AR5-X (a)               0.00  06/25/46     50,235
                                                            ----------
          Total Asset Backed Obligations (Cost $6,306,888)   6,339,271
                                                            ----------
          CORPORATE CONVERTIBLE BONDS - 10.7%
          CONSUMER DISCRETIONARY - 1.9%
           1,000,000 Ambassadors
                     International, Inc. (i) 3.75  04/15/27  1,031,200
             350,000 ArvinMeritor,
                     Inc. (g)(h)(i)          4.00  02/15/27    338,187
              84,000 Citadel Broadcasting
                     Corp. (h)               1.88  02/15/11     71,610
             300,000 Collegiate Pacific,
                     Inc. (h)                5.75  12/01/09    280,500
             200,000 deCODE genetics,
                     Inc. (h)                3.50  04/15/11    138,000
             200,000 Frontier Airlines
                     Holdings, Inc. (h)      5.00  12/15/25    179,750
              64,000 Group 1 Automotive,
                     Inc. (g)(h)(i)          2.25  06/15/36     55,840
             109,000 Group 1 Automotive,
                     Inc. (g)(h)             2.25  06/15/36     95,102
             111,000 JetBlue Airways
                     Corp. (h)               3.75  03/15/35    110,861
             300,000 K2 Corp. (h)            5.00  06/15/10    324,375
             265,000 Kellwood Co. (g)(h)     3.50  06/15/34    243,800
             225,000 Macrovision Corp. (h)   2.63  08/15/11    253,125
             193,000 Mesa Air Group,
                     Inc. (g)(h)             2.48  06/16/23     80,095

See Notes to Financial Statements.    14              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                      SECURITY                    MATURITY
           PRINCIPAL  DESCRIPTION           RATE    DATE     VALUE
           ---------- -----------           ----  -------- ----------
           $1,000,000 Pantry, Inc. (h)      3.00% 11/15/12 $1,156,250
              122,000 Playboy
                      Enterprises, Inc. (h) 3.00  03/15/25    112,240
              122,000 School Specialty,
                      Inc. (h)              3.75  11/30/26    121,390
                                                           ----------
                                                            4,592,325
                                                           ----------
           CONSUMER STAPLES - 1.7%
              200,000 Alpharma, Inc. (h)    2.13  03/15/27    201,000
               42,000 Archer Daniels
                      Midland Co. (h)(i)    0.88  02/15/14     43,470
              300,000 ATS Medical,
                      Inc. (h)(i)(j)        6.00  10/15/25    271,500
              500,000 CBIZ, Inc. (h)        3.13  06/01/26    477,500
              500,000 Cell Genesys, Inc.    3.13  11/01/11    411,250
               95,000 Conceptus, Inc. (h)   2.25  02/15/27     93,456
              114,000 Conmed Corp. (h)      2.50  11/15/24    112,290
              129,000 Enzon
                      Pharmaceuticals,
                      Inc. (h)              4.00  06/01/13    138,675
              121,000 Euronet Worldwide,
                      Inc. (h)              3.50  10/15/25    122,664
              215,000 First Horizon
                      Pharmaceutical (h)    1.75  03/08/24    242,412
               54,000 Five Star Quality
                      Care, Inc.            3.75  10/15/26     56,295
               59,000 Five Star Quality
                      Care, Inc. (h)(i)     3.75  10/15/26     61,507
              184,000 FTI Consulting,
                      Inc. (h)              3.75  07/15/12    238,970
              442,000 Illumina, Inc. (h)(i) 0.63  02/15/14    397,248
               74,000 Incyte Corp.          3.50  02/15/11     65,398
              400,000 Incyte Genomics,
                      Inc. (h)              3.50  02/15/11    351,000
               11,000 Invacare Corp. (h)(i) 4.13  02/01/27     10,646
              100,000 Isis
                      Pharmaceuticals,
                      Inc. (h)(i)           2.63  02/15/27     96,125
              450,000 Kyphon, Inc. (h)(i)   1.25  02/01/14    446,062
               59,000 MannKind Corp. (h)    3.75  12/15/13     58,705
              119,000 Millennium
                      Pharmaceuticals (h)   2.25  11/15/11    118,702
               75,000 Nektar
                      Therapeutics (h)      3.25  09/28/12     72,844
               47,000 Viropharma,
                      Inc. (d)(h)           2.00  03/15/17     48,351
                                                           ----------
                                                            4,136,070
                                                           ----------
           ENERGY - 0.4%
               34,000 Hornbeck Offshore
                      Services (g)(h)(i)    1.63  11/15/26     31,314
              233,000 Peabody Energy
                      Corp. (h)             4.75  12/15/66    231,544

                     SECURITY                    MATURITY
           PRINCIPAL DESCRIPTION           RATE    DATE     VALUE
           --------- -----------           ----  -------- ----------
           $575,000  Suntech Power
                     Holdings Co.,
                     Ltd. (h)(i)           0.25% 02/15/12 $  581,538
                                                          ----------
                                                             844,396
                                                          ----------
           FINANCIALS - 1.2%
            227,000  American Equity
                     Investment Life
                     Co. (h)               5.25  12/06/24    272,400
             70,000  Americredit Corp.     2.13  09/15/13     69,125
             49,000  Americredit
                     Corp. (h)(i)          2.13  09/15/13     48,387
            110,000  CompuCredit Corp. (h) 3.63  05/30/25    111,787
            101,000  CompuCredit Corp. (h) 5.88  11/30/35     92,036
            131,000  Conseco, Inc. (g)(h)  3.50  09/30/35    125,596
             25,000  Extra Space Storage,
                     Inc. (h)(i)           3.63  04/01/27     24,536
            100,000  Fairfax Financial
                     Holdings, Ltd.        5.00  07/15/23    106,875
            500,000  First Potomac Realty
                     Inv. (h)(i)           4.00  12/15/11    492,289
             69,000  Forest City
                     Enterprises, Inc. (h) 3.63  10/15/11     79,695
            150,000  Hospitality Prop
                     Trust (h)(i)          3.80  03/15/27    154,125
            100,000  Host Hotels &
                     Resorts (i)           2.63  04/15/27     97,875
            200,000  Kilroy Realty LP (i)  3.25  04/15/12    199,983
            300,000  Leucadia National
                     Corp.                 3.75  04/15/14    432,000
            101,000  Privatebancorp,
                     Inc. (h)(i)           3.63  03/15/27    103,517
            400,000  Prologis Trust (h)(i) 2.25  04/01/37    394,869
            150,000  Strategic Hotels &
                     Resorts, Inc. (i)     3.50  04/01/12    149,438
            108,000  World Acceptance
                     Corp. (h)             3.00  10/01/11    100,845
                                                          ----------
                                                           3,055,378
                                                          ----------
           HEALTH CARE - 0.9%
            197,000  Advanced Medical
                     Optics, Inc. (h)      3.25  08/01/26    185,919
            152,000  American Medical
                     System Holdings,
                     Inc. (h)              3.25  07/01/36    193,800
            327,000  Cubist
                     Pharmaceuticals,
                     Inc. (h)              2.25  06/15/13    320,051
            116,000  CV Therapeutics,
                     Inc. (h)              3.25  08/16/13     87,145
            153,000  Human Genome
                     Sciences, Inc. (h)    2.25  08/15/12    135,596
            119,000  Invitrogen Corp. (h)  3.25  06/15/25    117,959

See Notes to Financial Statements.    15              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                      SECURITY                   MATURITY
            PRINCIPAL DESCRIPTION          RATE    DATE     VALUE
            --------- -----------          ----  -------- ----------
            $129,000  LifePoint Hospitals,
                      Inc. (h)             3.25% 08/15/25 $  122,389
             132,000  Millipore Corp. (h)  3.75  06/01/26    142,230
             282,000  Omnicare, Inc. (h)   3.25  12/15/35    248,513
             945,000  Oscient
                      Pharmaceuticals
                      Corp. (h)            3.50  04/15/11    687,488
              39,000  West Pharmaceutical
                      Service, Inc. (h)    4.00  03/15/47     39,829
                                                          ----------
                                                           2,280,919
                                                          ----------
            INDUSTRIALS - 1.5%
              95,000  Allied Waste
                      Industries, Inc. (h) 4.25  04/15/34     90,606
             348,000  Barnes Group,
                      Inc. (h)(i)          3.38  03/15/27    364,965
             250,000  C&D Technologies,
                      Inc. (h)(i)          5.75  11/01/25    236,563
             350,000  Ceradyne, Inc. (h)   2.88  12/15/35    406,000
             406,000  EDO Corp. (h)        4.00  11/15/25    415,135
              69,000  FEI Co. (h)          2.88  06/01/13     98,584
             180,000  GenCorp, Inc. (h)    2.25  11/15/24    170,775
              38,000  Greenbrier Cos.,
                      Inc. (h)             2.38  05/15/26     34,248
             149,000  Kemet Corp. (h)(i)   2.25  11/15/26    152,911
             500,000  LeCroy Corp. (h)(i)  4.00  10/15/26    452,500
             350,000  Newport Corp. (h)(i) 2.50  02/15/12    336,000
             721,000  Trinity Industries,
                      Inc. (h)             3.88  06/01/36    796,705
             105,000  Wilson Greatbatch
                      Technologies,
                      Inc. (h)             2.25  06/15/13    100,275
                                                          ----------
                                                           3,655,267
                                                          ----------
            INFORMATION TECHNOLOGY - 1.6%
             173,000  Amkor Tech, Inc. (h) 2.50  05/15/11    195,274
             553,000  Borland Software
                      Corp. (h)(i)         2.75  02/15/12    587,258
             147,000  CIBER, Inc. (h)      2.88  12/15/23    140,936
             205,000  Conexant Systems,
                      Inc. (h)             4.00  03/01/26    179,631
             600,000  Cypress
                      Semiconductor
                      Co. (h)(i)           1.00  09/15/09    608,250
             300,000  Emcore Corp. (h)     5.00  05/15/11    295,125
             300,000  Fair Isaac Corp. (h) 1.50  08/15/23    311,625
             171,000  Hutchinson
                      Technology, Inc. (h) 3.25  01/15/26    159,885
              50,000  Komag, Inc. (h)(i)   2.13  04/01/14     51,688
             177,000  Mentor Graphics
                      Corp. (h)            6.25  03/01/26    218,374
              75,000  ON Semiconductor
                      Corp. (i)            2.63  12/15/26     84,375

                   SECURITY                        MATURITY
         PRINCIPAL DESCRIPTION               RATE    DATE      VALUE
         --------- -----------               ----  -------- -----------
         $ 94,000  ON Semiconductor
                   Corp. (a)(h)              1.09% 04/15/24 $   102,225
          300,000  ON Semiconductor
                   Corp. (h)                 1.88  12/15/25     433,875
           77,000  PMC - Sierra, Inc. (h)    2.25  10/15/25      83,256
           68,000  Quantum Corp. (h)         4.38  08/01/10      64,855
           80,000  Sandisk Corp. (h)         1.00  05/15/13      70,400
           25,000  Skyworks Solutions,
                   Inc. (h)(i)               1.50  03/01/12      23,344
          100,000  SPSS, Inc. (h)(i)         2.50  03/15/12     105,355
          177,000  WebMD Corp. (h)           3.13  09/01/25     202,223
           99,000  Xilinx, Inc. (h)(i)       3.13  03/15/37      99,124
                                                            -----------
                                                              4,017,078
                                                            -----------
         MATERIALS - 0.2%
          525,000  Pioneer Companies,
                   Inc. (h)(i)               2.75  03/01/27     552,603
                                                            -----------
         TELECOMMUNICATION SERVICES - 1.0%
          126,000  ADC
                   Telecommunications (e)(h) 5.73  06/15/13     122,220
           90,000  Audiocodes, Ltd. (h)(i)   2.00  11/09/24      81,000
           58,000  Audiocodes, Ltd. (h)      2.00  11/09/24      52,200
          144,000  Dobson
                   Communications
                   Corp. (h)                 1.50  10/01/25     154,260
          112,000  Earthlink, Inc. (g)(h)    3.25  11/15/26     122,080
           51,000  Global Crossing,
                   Ltd. (h)                  5.00  05/15/11      69,870
          555,000  Level 3
                   Communications (h)        3.50  06/15/12     727,050
          200,000  Nortel Networks
                   Corp. (h)(i)              1.75  04/15/12     201,500
           65,000  Powerwave
                   Technologies (h)          1.88  11/15/24      56,875
          102,000  RF Micro Devices,
                   Inc. (i)                  0.75  04/15/12     101,363
          500,000  SBA Communications
                   Corp. (h)(i)              0.38  12/01/10     515,625
           74,000  Time Warner Telecom,
                   Inc. (h)                  2.38  04/01/26      97,125
           78,000  XM Satellite Radio
                   Hldgs, Inc. (h)           1.75  12/01/09      67,665
                                                            -----------
                                                              2,368,833
                                                            -----------
         UTILITIES - 0.3%
          730,000  Calpine Corp. (f)         0.00  11/15/23     777,450
           65,000  Public Service
                   Enterprise Group(e)       5.73  09/21/08      65,097
                                                            -----------
                                                                842,547
                                                            -----------
         Total Corporate Convertible Bonds
         (Cost $25,591,530)                                  26,345,416
                                                            -----------

See Notes to Financial Statements.    16              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                     SECURITY                     MATURITY
          PRINCIPAL  DESCRIPTION            RATE    DATE     VALUE
          ---------- -----------           -----  -------- ----------
          CORPORATE NON-CONVERTIBLE BONDS - 3.2%
          CONSUMER DISCRETIONARY - 0.6%
          $    6,460 Continental Airlines,
                     Inc.                   6.41% 04/15/07 $    6,464
             135,460 Continental Airlines,
                     Inc.                   7.46  04/01/15    141,471
             105,766 Continental Airlines,
                     Inc.                   6.90  01/02/18    111,860
             400,000 Dana Corp. (f)         0.00  08/15/11    306,000
             400,000 Dana Corp. (f)         0.00  01/15/15    300,000
             220,000 Delta Airlines         7.11  09/18/11    226,737
             120,000 General Motors         8.38  07/15/33    108,300
             350,000 WMG Holdings
                     Corp. (g)              0.00  12/15/14    269,500
                                                           ----------
                                                            1,470,332
                                                           ----------
          FINANCIALS - 1.7%
             155,000 Allied World
                     Assurance              7.50  08/01/16    167,392
              60,000 BankBoston Capital
                     Trust II, Series B     7.75  12/15/26     62,461
             183,000 Bear Sterns Co.,
                     Inc.                   5.55  01/22/17    179,824
              57,000 BNP Paribas SA (e)     8.25  11/28/21     56,629
             225,000 Camden Property
                     Trust                  4.38  01/15/10    220,606
             275,000 Capital One
                     Financial Co.          5.70  09/15/11    278,058
              75,000 Developers
                     Diversified Realty
                     Corp.                  4.63  08/01/10     73,593
             100,000 Fairfax Financial
                     Holdings               7.75  04/26/12    100,000
           1,650,000 Finova Group,
                     Inc. (d)(f)            7.50  11/15/09    462,000
             170,000 Ford Motor Credit
                     Co.                    7.00  10/01/13    158,230
             100,000 Ford Motor Credit
                     Co. (e)                9.81  04/15/12    106,146
             180,000 General Motors
                     Acceptance Corp. (e)   7.56  12/01/14    182,364
              20,000 General Motors
                     Acceptance Corp.       8.00  11/01/31     21,503
             120,000 Goldman Sachs
                     Group, Inc. (h)        5.35  01/15/16    117,875
             232,000 Health Care
                     Property Investors,
                     Inc. MTN               5.63  05/01/17    224,485
             100,000 Highwoods Realty, LP   7.50  04/15/18    112,517
              50,000 JPMorgan Chase
                     Bank NA (e)(j)         7.59  03/28/22     47,745
             111,000 Lehman Brothers
                     Holdings, Inc. (e)    11.00  11/07/16    114,852

                      SECURITY                   MATURITY
            PRINCIPAL DESCRIPTION          RATE    DATE     VALUE
            --------- -----------         -----  -------- ----------
            $ 56,000  Lehman Brothers
                      Holdings, Inc. (e)   8.92% 02/16/17 $   58,178
              31,000  Lehman Brothers
                      Holdings, Inc. (e)   0.00  11/30/10     30,185
             151,000  Lehman Brothers
                      Holdings, Inc. (e)   0.00  06/20/16    166,840
             225,000  Metlife, Inc.        6.40  12/15/36    220,407
              60,000  New Plan Excel
                      Realty Trust         5.13  09/15/12     59,314
             160,000  Reckson Operating
                      Partnership          6.00  03/31/16    157,543
             100,000  Residential Capital
                      LLC (e)              5.84  06/09/08     99,026
              49,000  Shurgard Storage
                      Centers, Inc.        5.88  03/15/13     50,543
             100,000  Shurgard Storage
                      Centers, Inc.        7.75  02/22/11    107,687
             180,000  Simon Property
                      Group, LP            5.75  05/01/12    184,237
              32,000  Washington Real
                      Estate Investment
                      Trust                5.35  05/01/15     31,654
             175,000  Washington Real
                      Estate Investment
                      Trust                5.95  06/15/11    178,640
             170,000  Weingarten Realty
                      Investors            4.99  09/03/13    166,868
                                                          ----------
                                                           4,197,402
                                                          ----------
            INDUSTRIALS - 0.1%
             300,000  Delphi Corp. (f)     0.00  08/15/13    327,750
                                                          ----------
            MATERIALS - 0.1%
             110,000  Barrick Gold
                      Financial Co.        5.80  11/15/34    101,739
                                                          ----------
            UTILITIES - 0.7%
             350,000  Aquila, Inc.        14.88  07/01/12    457,625
             500,000  Calpine Corp. (f)    2.01  05/15/06    570,000
              10,000  Calpine Corp. (f)    7.88  04/01/08     10,975
             140,000  Southern Union
                      Co. (e)              7.20  11/01/66    141,829
              55,000  Swepco Capital
                      Trust, Inc. (e)      5.25  10/01/43     54,705
             500,000  Utilicorp United
                      (Aquila, Inc.)       7.63  11/15/09    528,750
                                                          ----------
                                                           1,763,884
                                                          ----------
            Total Corporate Non-Convertible Bonds
            (Cost $7,395,278)                              7,861,107
                                                          ----------
            US GOVERNMENT AND AGENCY OBLIGATIONS - 4.6%
            DISCOUNT NOTE - 0.1%
             250,000  FHLB Discount
                      Note (a)             5.38  04/11/07    249,681
                                                          ----------

See Notes to Financial Statements.    17              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                       SECURITY                MATURITY
            PRINCIPAL  DESCRIPTION       RATE    DATE      VALUE
            ---------- -----------       ----  -------- -----------
            MORTGAGE BACKED SECURITIES - 1.6%
            $  353,525 FHLMC FG G02366   6.50% 10/01/36 $   361,189
               205,000 FHLMC FHR 2929
                       PE                5.00  05/15/33     197,781
                43,442 FHLMC Pool
                       #1L0113 (e)       6.55  05/01/35      44,700
                68,153 FHLMC Series
                       2433 SA(e)        7.10  02/15/32      70,490
                91,997 FHR Series 2881
                       IA - (IO)         6.00  08/15/34      18,333
               385,000 FNCI55 - FNMA (b) 5.50  04/15/14     385,963
               296,098 FNMA Benchmark
                       REMIC 2006-B2 AB  5.50  05/25/14     296,646
               167,679 FNMA FNR
                       2001-52 YZ        6.50  10/25/31     171,920
                98,878 FNMA FNR
                       2001-81 QG        6.50  01/25/32     101,970
               225,000 FNMA FNR
                       2006-4 WE         4.50  02/25/36     200,812
               289,748 FNMA Pool
                       #776708           5.00  05/01/34     280,535
               254,344 FNMA Pool
                       #545639           6.50  04/01/32     262,132
                75,422 FNMA Pool
                       #555177(e)        4.82  01/01/33      75,059
                43,404 FNMA Pool
                       #673743(e)        5.20  11/01/32      44,029
                82,249 FNMA Pool
                       #708856(e)        5.68  06/01/33      83,610
               188,256 FNMA Pool
                       #735861           6.50  09/01/33     194,066
               111,405 FNMA Pool
                       #735881           6.00  11/01/34     112,770
               232,179 FNMA Pool
                       #764388(e)        4.96  03/01/34     230,910
                77,727 FNMA Pool
                       #841741           5.04  09/01/35      77,256
               269,311 FNMA Pool
                       #895506(e)        5.76  06/01/36     270,806
                39,658 GNMA Pool
                       #80610(e)         5.38  06/20/32      40,070
                75,501 GNMA Pool
                       #81136(e)         6.00  11/20/34      76,630
               141,609 GNMA Pool
                       #81432(e)         5.00  08/20/35     142,478
               132,288 GNMA Pool
                       #81435(e)         5.50  08/20/35     134,186
                                                        -----------
                                                          3,874,341
                                                        -----------

                           SECURITY                 MATURITY
              PRINCIPAL    DESCRIPTION       RATE     DATE       VALUE
              -----------     -----------    ----   --------  -----------
             US TREASURY SECURITIES - 2.9%
             $   141,000   U.S. Treasury
                           Bond              8.13%  08/15/19  $   184,181
                 869,000   U.S. Treasury
                           Bond              6.13   11/15/27    1,003,560
                  71,000   U.S. Treasury
                           Bond              4.50   02/15/36       66,962
                  57,000   U.S. Treasury
                           Inflation Index   2.00   01/15/16       57,248
                 536,000   U.S. Treasury
                           Note              3.50   11/15/09      522,244
                 177,000   U.S. Treasury
                           Note              5.13   05/15/16      183,064
                 338,000   U.S. Treasury
                           Note              4.88   05/15/09      339,928
                 846,000   U.S. Treasury
                           Note              4.25   11/15/14      826,172
               1,571,000   U.S. Treasury
                           Note              4.88   04/30/11    1,590,392
               2,423,000   U.S. Treasury
                           Note              4.88   02/15/12    2,461,523
                                                              -----------
                                                                7,235,274
                                                              -----------
             Total US Government and Agency Obligations
             (Cost $11,246,041)                                11,359,296
                                                              -----------
             TOTAL FIXED-INCOME SECURITIES (COST $50,539,737)  51,905,090
                                                              -----------
             RIGHTS - 0.0%
                 150,000   Comdisco Holding Co., Inc. (k)
                           (Cost $51,260)                          24,750
                                                              -----------

               SHARES
              -----------
             MUTUAL FUND - 1.3%
                 264,898   Loomis Sayles Investment Grade
                           Fixed Income Fund
                           (Cost $3,432,325) (c)                3,329,767
                                                              -----------

              PRINCIPAL
              -----------
             SHORT-TERM INVESTMENTS - 25.4%
             MONEY MARKET DEPOSIT ACCOUNT - 25.1%
             $62,134,438   Citibank Money Market Deposit
                           Account, 4.99%
                           (Cost $62,134,438)                  62,134,438
                                                              -----------
             COMMERCIAL PAPER - 0.3%
                 340,000   General Electric Cap Corp.             339,111
                 295,000   HSBC Finance Corp.                     294,226
                                                              -----------
             Total Commercial Paper (Cost $633,337)               633,337
                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS (COST $62,767,775)   62,767,775
                                                              -----------

See Notes to Financial Statements.    18              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                   SECURITY                  STRIKE EXPIRATION
         CONTRACTS DESCRIPTION               PRICE     DATE     VALUE
         --------- -----------               ------ ---------- -------
         PUT OPTIONS PURCHASED - 0.2%
               30  Advanced Micro
                   Devices                    20.00  01/21/09  $21,825
               30  Amazon.com                 30.00  01/21/09    6,075
               18  Amgen, Inc.                60.00  01/21/09   13,860
               18  Amgen, Inc.                70.00  01/21/09   26,100
               30  Anadarko Petroleum
                   Corp.                      40.00  01/21/09   10,800
               18  Apache Corp.               60.00  01/21/09    5,940
               15  Apple Computer, Inc.       50.00  01/21/09    2,062
               60  Applied Materials, Inc.    15.00  01/21/09    6,000
               18  Bank of America Corp.      40.00  01/21/09    2,835
               15  Bear Stearns Cos, Inc.    130.00  01/21/09   15,675
               45  Bed Bath & Beyond,
                   Inc.                       30.00  01/21/09    5,288
               18  Caterpillar, Inc.          60.00  01/21/09    8,325
               14  Centex Corp.               50.00  01/23/08   13,510
               18  Centex Corp.               40.00  01/21/09   10,260
               30  Circuit City Stores, Inc.  30.00  01/21/09   34,350
               60  Cisco Systems, Inc.        15.00  01/21/09    2,100
               30  Comcast Corp.              30.00  01/21/09    3,937
               30  Countrywide Financial
                   Corp.                      30.00  01/21/09   13,350
               30  Countrywide Financial
                   Corp.                      25.00  01/21/09    8,625
               24  Dell, Inc.                 20.00  01/23/08    1,992
               36  Dell, Inc.                 30.00  01/23/08   24,480
               16  DR Horton, Inc.            30.00  01/23/08   13,280
               28  eBay, Inc.                 35.00  01/23/08   11,760
               28  General Electric Co.       30.00  01/23/08    1,260
                6  Google, Inc., Class A     240.00  01/23/08      450
               30  Halliburton Co.            30.00  01/21/09    9,600
               30  Hovnanian Enterprises,
                   Inc., Class A              35.00  01/23/08   30,600
                7  Hovnanian Enterprises,
                   Inc., Class A              50.00  01/23/08   17,360
               18  Kohl's Corp. (h)           50.00  01/21/09    2,115
               16  Lennar Corp., Class A      50.00  01/23/08   14,720
               45  Lowe's Cos, Inc.           25.00  01/21/09    6,413
               36  Lowe's Cos, Inc.           30.00  01/21/09   10,530
               18  Merrill Lynch & Co.        55.00  01/21/09    3,330
               30  Microsoft Corp.            20.00  01/21/09    1,725

                   SECURITY            STRIKE EXPIRATION
         CONTRACTS DESCRIPTION         PRICE     DATE        VALUE
         --------- -----------         ------ ---------- ------------
               18  Morgan Stanley      50.00   01/21/09  $      2,610
               15  Nike, Inc.          40.00   01/21/09         2,700
               18  Proctor & Gamble,
                   Co.                 50.00   01/21/09         1,845
               47  Pulte Homes, Inc.   25.00   01/21/09        17,155
               16  Ryland Group, Inc.  60.00   01/23/08        29,040
               18  Ryland Group, Inc.  40.00   01/21/09        11,610
               14  Ryland Group, Inc.  30.00   01/21/09         4,130
               15  Schlumberger, Inc.  60.00   01/21/09         7,590
               18  Target Corp.        40.00   01/21/09         2,025
               28  Toll Brothers, Inc. 30.00   01/23/08        12,460
               18  United
                   Technologies
                   Corp.               50.00   01/21/09         2,745
               30  Yahoo!, Inc.        30.00   01/23/08         6,900
                                                         ------------
         Total Put Options Purchased
         (Premiums Paid $494,526)                             461,342
                                                         ------------
         CALL OPTIONS PURCHASED - 0.4%
               92  American
                   International
                   Group               60.00   01/17/09       124,476
               71  Amgen Inc.          50.00   01/23/08        70,290
              211  Bed Bath &
                   Beyond              30.00   01/21/09       291,180
               64  ConocoPhillips      60.00   01/21/09        94,720
              232  Dell, Inc.          20.00   01/23/08       107,648
              220  Home Depot, Inc.    30.00   01/17/09       206,800
              103  Johnson &
                   Johnson             50.00   01/23/08       117,420
              228  Warner Music
                   Group               25.00   01/21/09        22,800
                                                         ------------
         Total Call Options Purchased
         (Premiums Paid $1,100,294)                         1,035,334
                                                         ------------
         TOTAL LONG POSITIONS - 104.4%
         (COST $243,778,769) *                            257,748,791
         TOTAL SHORT POSITIONS - (36.2)%
         (COST $(88,048,252))                             (89,352,173)
         TOTAL CALL OPTIONS WRITTEN - (0.4)%
         (PREMIUMS RECEIVED $(990,246))                      (899,900)
         Other Assets & Liabilities, Net - 32.2%           79,401,446
                                                         ------------
         NET ASSETS - 100.0%                             $246,898,164
                                                         ============

See Notes to Financial Statements.    19              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007

         SHARES  SECURITY DESCRIPTION                           VALUE
        -------  --------------------                         ---------
        SECURITIES SOLD SHORT - (36.2)%
        COMMON STOCK - (33.1)%
        CONSUMER DISCRETIONARY - (7.0)%
           (675) Abercrombie & Fitch Co.                      $ (51,084)
         (3,400) A.C. Moore Arts & Crafts, Inc.                 (72,556)
         (8,800) Advance Auto Parts, Inc.                      (339,240)
         (4,300) Airtran Holdings, Inc.                         (44,161)
         (7,800) Ambassadors International, Inc.               (359,892)
         (1,590) American Axle & Manufacturing Holdings, Inc.   (43,486)
         (7,350) Apollo Group, Inc., Class A                   (322,665)
         (9,402) ArvinMeritor, Inc.                            (171,586)
         (3,200) Autonation, Inc.                               (67,968)
         (3,300) Beazer Homes USA, Inc.                         (95,799)
         (1,400) Best Buy Co., Inc.                             (68,208)
        (21,124) Blockbuster, Inc.                             (136,039)
        (11,300) Borders Group, Inc.                           (230,746)
           (800) BorgWarner, Inc.                               (60,336)
         (2,500) Carmax, Inc.                                   (61,350)
         (3,650) Carnival Corp.                                (171,039)
         (3,700) Carter's, Inc.                                 (93,758)
         (1,950) Casey's General Stores, Inc.                   (48,770)
           (100) Centex Corp.                                    (4,178)
        (11,200) Champion Enterprises, Inc.                     (98,560)
         (2,900) Cheesecake Factory                             (77,285)
        (13,925) Chico's FAS, Inc.                             (340,188)
         (6,950) Choice Hotels International, Inc.             (246,238)
         (1,500) Cintas Corp.                                   (54,150)
           (661) Citadel Broadcasting Corp.                      (6,286)
         (1,200) Citi Trends, Inc.                              (51,288)
        (18,650) Coldwater Creek, Inc.                         (378,222)
         (5,157) Collegiate Pacific, Inc.                       (40,225)
         (3,400) Cooper Tire and Rubber Co.                     (62,186)
         (4,500) Cost Plus, Inc.                                (45,000)
         (3,400) CVS/Caremark Corp.                            (116,076)
        (11,900) Dow Jones & Co., Inc.                         (410,193)
         (4,000) DR Horton, Inc.                                (88,000)
        (11,925) Fastenal Co.                                  (417,971)
        (38,271) Ford Motor Co.                                (301,958)
        (10,924) Frontier Airlines Holdings, Inc.               (65,653)
         (4,965) Gaylord Entertainment Co.                     (262,500)
         (1,713) General Motors Corp.                           (52,486)
         (2,200) Genuine Parts Co.                             (107,800)
         (1,300) Gildan Activewear, Inc.                        (76,505)
         (2,800) Goodyear Tire & Rubber Co.                     (87,332)
         (2,326) Group 1 Automotive, Inc.                       (92,505)
         (5,330) Guitar Center, Inc.                           (240,490)
         (3,200) Herman Miller, Inc.                           (107,168)
         (2,050) Hibbett Sports, Inc.                           (58,610)
         (6,450) HNI Corp.                                     (296,248)
         (3,500) Hovnanian Enterprises, Inc., Class A           (88,060)
         (3,275) Iconix Brand Group, Inc.                       (66,810)
        (21,800) Interpublic Group of Cos., Inc.               (268,358)
         (4,800) Iron Mountain, Inc.                           (125,424)
        (13,523) JetBlue Airways Corp.                         (155,650)

            SHARES  SECURITY DESCRIPTION                     VALUE
           -------  --------------------                   ---------
            (3,000) JOS A. Bank Clothiers, Inc.            $(106,050)
              (100) KB Home                                   (4,267)
            (1,958) Kellwood Co.                             (57,428)
            (1,000) Kelly Services, Inc., Class A            (32,200)
            (3,100) Landry's Restaurants, Inc.               (91,760)
            (2,600) Las Vegas Sands Corp.                   (225,186)
            (1,300) Lennar Corp., Class A                    (54,873)
            (5,000) Lithia Motors, Inc.                     (137,050)
            (3,100) LKQ Corp.                                (67,766)
            (3,600) Lowe's Cos., Inc.                       (113,364)
            (3,700) Ltd Brands, Inc.                         (96,422)
            (5,447) Macrovision Corp.                       (136,447)
            (1,600) Manpower, Inc.                          (118,032)
            (5,700) MarineMax, Inc.                         (132,126)
              (900) MDC Holdings, Inc.                       (43,263)
            (4,218) Mesa Air Group, Inc.                     (31,761)
              (750) MGM Mirage                               (52,140)
              (750) Mohawk Industries, Inc.                  (61,537)
            (8,600) New York Times Co., Class A             (202,186)
            (7,350) O'Reilly Automotive, Inc.               (243,285)
            (3,100) Orient-Express Hotels, Ltd.             (185,442)
            (1,900) Owens & Minor, Inc.                      (69,787)
            (1,300) Oxford Industries, Inc.                  (64,272)
            (6,785) Panera Bread Co., Class A               (400,722)
           (14,460) Pantry, Inc.                            (653,881)
            (6,300) Payless Shoesource, Inc.                (209,160)
              (900) PEP Boys-Manny Moe & Jack                (17,181)
            (2,470) PF Chang's China Bistro, Inc.           (103,444)
            (3,100) Phillips-Van Heusen Corp.               (182,280)
           (12,200) Pier 1 Imports, Inc.                     (84,302)
            (4,302) Playboy Enterprises, Inc., Class B       (44,268)
           (12,150) Pool Corp.                              (434,970)
           (20,000) Progressive Gaming International Corp.   (90,000)
           (12,900) Pulte Homes, Inc.                       (341,334)
           (15,300) Quiksilver, Inc.                        (177,480)
            (1,200) Red Robin Gourmet Burgers, Inc.          (46,584)
            (1,800) Regis Corp.                              (72,666)
            (3,550) Ross Stores, Inc.                       (122,120)
            (1,700) Royal Caribbean Cruises, Ltd.            (71,672)
            (3,125) Ruths Chris Steakhouse, Inc.             (63,625)
              (600) Ryland Group, Inc.                       (25,314)
            (1,700) Scholastic Corp.                         (52,870)
            (3,341) School Specialty, Inc.                  (120,643)
           (16,950) Scientific Games Corp.                  (556,468)
            (1,320) Six Flags, Inc.                           (7,933)
            (3,700) Sonic Automotive, Inc.                  (105,450)
              (200) Standard-Pacific Corp.                    (4,174)
            (2,000) Staples, Inc.                            (51,680)
            (2,950) Stein Mart, Inc.                         (48,144)
            (2,350) Talbots, Inc.                            (55,507)
            (2,300) Target Corp.                            (136,298)
           (11,525) Texas Roadhouse, Inc.                   (164,231)
            (6,650) Thor Industries, Inc.                   (261,943)
            (2,050) Tiffany & Co.                            (93,234)

See Notes to Financial Statements.    20              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007

           SHARES  SECURITY DESCRIPTION                     VALUE
          -------  --------------------                 ------------
          (13,600) Timberland Co.                       $   (354,008)
             (200) Toll Brothers, Inc.                        (5,476)
           (8,935) Tractor Supply Co.                       (460,152)
           (2,750) Tuesday Morning Corp.                     (40,810)
           (1,800) Tween Brands, Inc.                        (64,296)
             (650) Under Armour, Inc.                        (33,345)
           (2,800) United Auto Group, Inc.                   (56,840)
           (2,875) Urban Outfitters, Inc.                    (76,216)
           (1,400) Vail Resorts, Inc.                        (76,062)
          (12,700) Valassis Communications, Inc.            (218,313)
           (2,700) Walgreen Co.                             (123,903)
           (3,900) Wal-Mart Stores, Inc.                    (183,105)
           (5,000) Walt Disney Co.                          (172,150)
          (13,950) Warner Music Group Corp.                 (237,987)
           (9,000) WCI Communities, Inc.                    (192,060)
          (10,250) Williams-Sonoma, Inc.                    (363,465)
           (1,375) Wynn Resorts, Ltd.                       (130,432)
             (390) XM Satellite Holdings, Inc., Class A       (5,039)
           (2,850) Zale Corp.                                (75,183)
                                                        ------------
                                                         (17,323,350)
                                                        ------------
          CONSUMER STAPLES - (4.2)%
           (3,500) Abbott Laboratories                      (195,300)
          (10,200) Adolor Corp.                              (89,250)
           (2,800) Advance Magnetics, Inc.                  (168,756)
           (1,040) Allergan, Inc.                           (115,253)
             (425) Alliance Data Systems Corp.               (26,188)
           (4,320) Alpharma, Inc., Class A                  (104,026)
             (529) Archer-Daniels-Midland Co.                (19,414)
           (1,800) Avon Products, Inc.                       (67,068)
             (580) ATS Medical, Inc.                          (1,195)
           (1,500) Bare Escentuals, Inc.                     (53,805)
           (5,650) Barr Pharmaceuticals, Inc.               (261,878)
           (2,500) Baxter International, Inc.               (131,675)
           (5,100) Brown-Forman Corp., Class B              (334,356)
           (2,796) Bunge, Ltd.                              (229,887)
           (2,700) Campbell Soup Co.                        (105,165)
          (25,900) CBIZ, Inc.                               (183,890)
          (30,200) Cell Genesys, Inc.                       (126,840)
           (4,230) Central Garden and Pet Co., Class A       (62,181)
           (1,200) Chattem, Inc.                             (70,728)
           (3,675) Chiquita Brands International             (51,524)
           (1,600) Colgate-Palmolive Co.                    (106,864)
           (2,800) Community Health Systems, Inc.            (98,700)
             (914) Conceptus, Inc.                           (18,280)
           (2,900) Cooper Cos., Inc.                        (140,998)
           (4,000) Corporate Executive Board Co.            (303,840)
           (3,700) Coventry Health Care, Inc.               (207,385)
           (4,120) Decode Genetics, Inc.                     (15,038)
           (1,550) Digene Corp.                              (65,736)
          (10,126) Enzon Pharmaceuticals, Inc.               (82,527)
           (6,086) Five Star Quality Care, Inc.              (62,564)
           (1,200) Forest Laboratories, Inc.                 (61,728)

         SHARES  SECURITY DESCRIPTION                         VALUE
        -------  --------------------                     ------------
         (3,520) Fortune Brands, Inc.                     $   (277,446)
         (2,845) Fossil, Inc.                                  (75,307)
         (4,702) FTI Consulting, Inc.                         (157,940)
           (800) Great Atlantic & Pacific Tea Corp.            (26,544)
         (2,100) Hain Celestial Group, Inc.                    (63,147)
         (5,925) Hansen Natural Corp.                         (224,439)
         (1,879) HealthSouth Corp.                             (39,478)
         (4,000) Heartland Payment Systems, Inc.               (94,560)
         (7,300) Hershey Co.                                  (399,018)
         (7,350) Hospira, Inc.                                (300,615)
         (1,100) Humana, Inc.                                  (63,822)
         (7,422) Illumina, Inc.                               (217,465)
        (14,249) Incyte Corp.                                  (93,901)
           (308) Invacare Corp.                                 (5,372)
         (4,660) Isis Pharmaceuticals, Inc.                    (43,198)
         (1,565) Johnson & Johnson                             (94,307)
        (13,400) K2, Inc.                                     (162,006)
         (3,600) Kenexa Corp.                                 (112,068)
        (13,500) Kraft Foods, Inc.                            (427,410)
         (5,660) Kyphon, Inc.                                 (255,492)
         (7,200) LECG Corp.                                   (104,256)
         (1,708) Mannkind Corp.                                (24,424)
         (4,617) Millennium Pharmaceuticals, Inc.              (52,449)
         (7,450) MSC Industrial Direct Co.                    (347,766)
         (7,000) Neurocrine Biosciences, Inc.                  (87,500)
         (8,738) Oscient Pharmaceuticals Corp.                 (45,962)
        (12,100) Pharmaceutical Product Development, Inc.     (407,649)
         (1,250) Pilgrim's Pride Corp.                         (41,488)
         (9,000) Prestige Brands Holdings, Inc.               (106,650)
         (3,100) Providence Service Corp.                      (73,532)
         (1,310) Quest Diagnostics, Inc.                       (65,330)
         (5,020) Sciele Pharma, Inc.                          (118,874)
         (1,100) Scotts Miracle-Grow Co., Class A              (48,433)
         (2,375) Smithfield Foods, Inc.                        (71,131)
         (5,400) Sotheby's                                    (240,192)
         (9,300) Stereotaxis, Inc.                            (110,670)
           (600) Strayer Education, Inc.                       (75,000)
         (1,300) Stryker Corp.                                 (86,216)
        (19,950) Tenet Healthcare Corp.                       (128,279)
         (1,400) Teva Pharmaceutical Industries Ltd.,
                 ADR                                           (52,402)
         (5,600) Tyson Foods, Inc., Class A                   (108,696)
         (1,500) United Natural Foods, Inc.                    (45,960)
         (1,443) Universal Corp.                               (88,528)
         (3,300) VCA Antech, Inc.                             (119,823)
         (1,580) Ventana Medical Systems, Inc.                 (66,202)
         (1,658) Viropharma, Inc.                              (23,792)
         (2,250) VistaPrint, Ltd.                              (86,175)
         (4,200) Volt Information Sciences, Inc.              (109,998)
         (4,025) Watson Pharmaceuticals, Inc.                 (106,381)
         (7,150) Whole Foods Market, Inc.                     (320,678)
         (7,125) WM Wrigley Jr. Co.                           (362,876)
                                                          ------------
                                                           (10,422,886)
                                                          ------------

See Notes to Financial Statements.    21              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007

            SHARES  SECURITY DESCRIPTION                    VALUE
           -------  --------------------                 -----------
           ENERGY - (3.8)%
            (3,750) Apache Corp.                         $  (265,125)
           (15,250) Arch Coal, Inc.                         (468,023)
            (1,200) Atwood Oceanics, Inc.                    (70,428)
            (1,500) Baker Hughes, Inc.                       (99,195)
            (1,600) Berry Petroleum Co.                      (49,056)
              (880) Cabot Oil & Gas Corp.                    (59,242)
            (2,200) Cameron International Corp.             (138,138)
            (1,800) Carrizo Oil & Gas, Inc.                  (62,928)
           (15,750) Cheniere Energy, Inc.                   (490,613)
            (6,497) Chesapeake Energy Corp.                 (200,627)
            (1,525) Chevron Corp.                           (112,789)
            (1,400) Comstock Resources, Inc.                 (38,332)
            (9,100) Consol Energy, Inc.                     (356,083)
            (5,600) Covanta Holding Corp.                   (124,208)
            (1,800) Crosstex Energy, Inc.                    (51,750)
            (5,600) Delta Petroleum Corp.                   (128,576)
            (3,800) Denbury Resources, Inc.                 (113,202)
            (1,300) Diamond Offshore Drilling, Inc.         (105,235)
           (33,045) Edge Petroleum Corp.                    (413,723)
            (7,400) Enbridge, Inc.                          (241,610)
            (4,300) Encore Acquisition Co.                  (104,017)
            (8,000) EOG Resources, Inc.                     (570,720)
            (6,600) Evergreen Solar, Inc.                    (64,350)
            (1,450) Exxon Mobil Corp.                       (109,403)
            (9,750) Foundation Coal Holdings, Inc.          (334,815)
            (6,500) Gasco Energy, Inc.                       (15,860)
            (2,400) GMX Resources, Inc.                      (73,752)
            (1,582) Goodrich Petroleum Corp.                 (53,203)
            (2,150) Halliburton Co.                          (68,241)
              (455) Hornbeck Offshore Services, Inc.         (13,036)
           (17,175) Massey Energy Co.                       (412,028)
            (4,100) Noble Corp.                             (322,588)
            (4,000) Parallel Petroleum Corp.                 (91,800)
           (14,725) Patterson-UTI Energy, Inc.              (330,429)
           (14,016) Peabody Energy Corp.                    (564,004)
            (3,250) Questar Corp.                           (289,933)
            (4,000) Quicksilver Resources, Inc.             (159,080)
            (5,000) Range Resources Corp.                   (167,000)
            (5,400) Rowan Cos., Inc.                        (175,338)
            (2,850) Schlumberger, Ltd.                      (196,935)
            (1,800) Smith International, Inc.                (86,490)
            (3,800) Southwestern Energy Co.                 (155,724)
            (5,050) Sunoco, Inc.                            (355,722)
            (6,944) Suntech Power Holdings Co., Ltd. ADR    (240,332)
            (3,900) Tetra Technologies, Inc.                 (96,369)
            (3,800) TransCanada Corp.                       (126,464)
            (4,260) Transocean, Inc.                        (348,042)
           (15,800) Warren Resources, Inc.                  (205,874)
                                                         -----------
                                                          (9,320,432)
                                                         -----------
           FINANCIALS - (5.7)%
              (241) Affiliated Managers Group, Inc.          (26,112)
            (3,500) Allianz SE ADR                           (71,925)

         SHARES  SECURITY DESCRIPTION                          VALUE
        -------  --------------------                        ---------
         (1,700) American Campus Communities, Inc.           $ (51,493)
         (1,700) American Capital Strategies, Ltd.             (75,327)
        (10,800) American Equity Investment Life Holding Co.  (141,804)
         (2,803) AmeriCredit Corp.                             (64,077)
           (800) Apartment Investment & Management Co.         (46,152)
         (2,125) Associated Banc-Corp.                         (71,400)
         (4,700) Astoria Financial Corp.                      (124,973)
         (5,600) Bank of America Corp.                        (285,712)
         (5,750) Bank of Hawaii Corp.                         (304,923)
        (16,100) BankAtlantic Bancorp, Inc., Class A          (176,456)
         (1,100) Bear Stearns Cos., Inc.                      (165,385)
         (1,800) Brookfield Properties Corp.                   (72,540)
         (9,750) Brown & Brown, Inc.                          (263,445)
         (7,000) Capitol Federal Financial                    (264,670)
         (1,575) Cathay General Bancorp                        (53,519)
            (90) Chicago Mercantile Exchange Holdings, Inc.    (47,921)
         (2,200) Chittenden Corp.                              (66,418)
         (3,400) Cincinnati Financial Corp.                   (144,160)
         (2,800) CNA Financial Corp.                          (120,652)
         (5,400) Commerce BanCorp., Inc.                      (180,252)
         (3,022) CompuCredit Corp.                             (94,347)
         (1,727) Conseco, Inc.                                 (29,877)
         (2,225) Constellation Brands, Inc.                    (47,126)
         (5,200) Cullen/Frost Bankers, Inc.                   (272,116)
         (1,275) East West Bancorp, Inc.                       (46,882)
         (2,600) Endurance Specialty Holdings, Ltd.            (92,924)
         (1,900) Equity One, Inc.                              (50,350)
         (3,833) Euronet Worldwide, Inc.                      (102,954)
         (2,795) Extra Space Storage, Inc.                     (52,937)
         (1,325) Fannie Mae                                    (72,319)
         (9,000) Federated Investors, Inc.                    (330,480)
         (2,125) FelCor Lodging Trust, Inc.                    (55,186)
         (2,075) Fifth Third Bancorp                           (80,282)
         (2,700) First Horizon National Corp.                 (112,131)
         (6,325) First Midwest Bancorp, Inc.                  (232,444)
         (5,500) First Niagara Financial Group, Inc.           (76,505)
         (7,550) First Potomac Realty Trust                   (215,704)
         (2,700) FirstFed Financial Corp.                     (153,441)
         (3,675) Firstmerit Corp.                              (77,579)
         (2,423) Forest City Enterprises, Inc.                (160,354)
         (1,825) Glimcher Realty Trust                         (49,311)
         (1,150) Greenhill & Co., Inc.                         (70,599)
        (22,800) H&R Block, Inc.                              (479,712)
         (1,900) Hancock Holding Co.                           (83,562)
         (2,900) Harleysville Group, Inc.                      (94,221)
         (2,300) Hartford Financial Services Group, Inc.      (219,834)
         (1,050) Health Care REIT, Inc.                        (46,095)
         (1,150) Healthcare Realty Trust                       (42,895)
         (1,518) Hospitality Properties Trust                  (71,042)
         (1,701) Host Hotels & Resorts, Inc.                   (44,753)
        (11,200) Housevalues, Inc.                             (56,672)
         (6,575) Hudson City Bancorp, Inc.                     (89,946)
         (6,850) Investment Technology Group, Inc.            (268,520)
         (3,450) Janus Capital Group, Inc.                     (72,139)

See Notes to Financial Statements.    22              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007

         SHARES  SECURITY DESCRIPTION                          VALUE
        -------  --------------------                      ------------
         (4,600) Jefferies Group, Inc.                     $   (133,170)
         (1,520) Kilroy Realty Corp.                           (112,100)
         (8,200) LaBranche & Co, Inc.                           (66,912)
         (1,200) Legg Mason, Inc.                              (113,052)
         (2,425) Leucadia National Corp.                        (71,344)
         (3,400) Lexington Realty Trust                         (71,842)
           (900) Maguire Properties, Inc.                       (32,004)
         (4,400) MBIA, Inc.                                    (288,156)
         (6,300) Montpelier Re Holdings, Ltd.                  (109,242)
         (2,000) National City Corp.                            (74,500)
         (2,500) National Financial Partners Corp.             (117,275)
         (9,225) New York Community Bancorp, Inc.              (162,268)
         (2,500) Nuveen Investments, Inc., Class A             (118,250)
         (1,700) Pacific Capital Bancorp                        (54,604)
         (1,175) Parkway Properties, Inc.                       (61,394)
         (1,400) PartnerRe, Ltd.                                (95,956)
         (6,500) People's Bank                                 (288,600)
         (1,000) Pennsylvania Real Estate Investment Trust      (44,330)
         (3,500) Phoenix Cos, Inc.                              (48,580)
         (2,700) Popular, Inc.                                  (44,712)
           (950) Post Properties, Inc.                          (43,443)
         (3,867) PrivateBancorp, Inc.                          (141,377)
        (13,800) Progressive Corp.                             (301,116)
         (2,800) Prologis                                      (181,804)
         (1,950) Provident Bankshares Corp.                     (64,077)
         (2,800) Raymond James Financial, Inc.                  (83,328)
         (8,850) Rayonier, Inc.                                (380,550)
         (2,475) Signature Bank                                 (80,537)
        (15,280) SLM Corp.                                     (624,952)
         (1,248) Sovereign Bancorp, Inc.                        (31,749)
           (750) Sovran Self Storage, Inc.                      (41,558)
         (4,600) Sterling Bancshares, Inc.                      (51,428)
         (1,125) Stewart Information Services Corp.             (47,014)
         (1,100) Student Loan Corp.                            (204,512)
         (1,710) Strategic Hotels & Resorts, Inc.               (39,108)
         (1,500) Sun Life Financial, Inc.                       (68,100)
        (14,350) TCF Financial Corp.                           (378,266)
        (20,400) TD Ameritrade Holding Corp.                   (303,552)
        (11,300) UCBH Holdings, Inc.                           (210,406)
         (2,100) UMB Financial Corp.                            (79,296)
         (2,975) Umpqua Holdings Corp.                          (79,641)
         (1,500) United Bankshares, Inc.                        (52,545)
         (2,400) Unum Group                                     (55,272)
         (2,300) U-Store-It Trust                               (46,276)
        (10,400) Valley National Bancorp                       (262,600)
         (6,350) Walter Industries, Inc.                       (157,162)
         (2,300) Washington Federal, Inc.                       (53,958)
         (2,275) Wells Fargo & Co.                              (78,328)
        (11,585) Westamerica Bancorporation                    (558,049)
         (3,900) Wintrust Financial Corp.                      (173,979)
         (1,111) World Acceptance Corp                          (44,384)
         (2,600) XL Capital, Ltd., Class A                     (181,896)
                                                           ------------
                                                            (14,073,109)
                                                           ------------

          SHARES  SECURITY DESCRIPTION                       VALUE
         -------  --------------------                    -----------
         HEALTH CARE - (2.0)%
         (12,500) Abraxis BioScience, Inc.                $  (333,875)
         (10,555) Advanced Medical Optics, Inc.              (392,646)
          (2,200) Affymetrix, Inc.                            (66,154)
            (600) Alcon, Inc.                                 (79,092)
          (8,328) American Medical Systems Holdings, Inc.    (176,304)
         (21,930) Boston Scientific Corp.                    (318,862)
          (5,000) Bristol-Myers Squibb Co.                   (138,800)
          (1,425) Charles River Laboratories                  (65,921)
          (1,644) Conmed Corp.                                (48,054)
          (6,713) Cubist Pharmaceuticals, Inc.               (148,156)
          (2,150) CV Therapeutics, Inc.                       (16,921)
          (1,400) Cyberonics, Inc.                            (26,292)
          (2,100) Eli Lilly & Co.                            (112,791)
            (775) Genentech, Inc.                             (63,643)
          (6,395) Health Management Associates, Class A       (69,514)
          (1,100) Healthways, Inc.                            (51,425)
          (6,029) Human Genome Sciences, Inc.                 (64,028)
          (8,800) ImClone Systems, Inc.                      (358,776)
          (1,056) LifePoint Hospitals, Inc.                   (40,360)
          (2,900) Medtronic, Inc.                            (142,274)
            (941) Millipore Corp.                             (68,194)
          (4,444) Nektar Therapeutics                         (58,039)
          (5,173) Omnicare, Inc.                             (205,730)
          (4,400) Option Care, Inc.                           (58,520)
          (6,900) OraSure Technologies, Inc.                  (50,715)
          (3,175) Patterson Cos., Inc.                       (112,681)
         (17,300) PDL BioPharma, Inc.                        (375,410)
          (4,800) Qiagen NV                                   (82,464)
          (3,300) Resmed, Inc.                               (166,221)
          (6,250) Sepracor, Inc.                             (291,438)
          (8,400) St. Jude Medical, Inc.                     (315,924)
          (1,300) Sunrise Senior Living, Inc.                 (51,376)
          (1,400) UnitedHealth Group, Inc.                    (74,158)
         (18,400) Valeant Pharmaceuticals International      (318,136)
                                                          -----------
                                                           (4,942,894)
                                                          -----------
         INDUSTRIALS - (3.8)%
          (2,000) Alexander & Baldwin, Inc.                  (100,880)
          (8,459) Allied Waste Industries, Inc.              (106,499)
          (1,950) Ametek, Inc.                                (67,353)
          (1,000) Amphenol Corp., Class A                     (64,570)
          (1,600) Ball Corp.                                  (73,360)
          (5,780) Barnes Group, Inc.                         (132,998)
          (4,800) Brady Corp., Class A                       (149,760)
         (12,980) C&D Technologies, Inc.                      (65,289)
          (4,465) Ceradyne, Inc.                             (244,414)
          (7,750) CH Robinson Worldwide, Inc.                (370,062)
          (2,300) Cogent, Inc.                                (30,935)
          (6,250) Con-Way, Inc.                              (311,500)
          (8,050) Crane Co.                                  (325,381)
          (1,400) Danaher Corp.                              (100,030)
          (4,600) Eastman Kodak Co.                          (103,776)
          (6,194) EDO Corp.                                  (162,283)

See Notes to Financial Statements.    23              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007

         SHARES  SECURITY DESCRIPTION                         VALUE
        -------  --------------------                      -----------
         (8,250) Energy Conversion Devices, Inc.           $  (288,255)
         (8,000) ENGlobal Corp.                                (44,400)
         (1,550) Expeditors International Washington, Inc.     (64,046)
         (1,876) FEI Co.                                       (67,648)
         (2,100) Flir Systems, Inc.                            (74,907)
         (2,900) Florida East Coast Industries, Inc.          (181,801)
         (7,500) Flowserve Corp.                              (428,925)
         (6,900) Fluor Corp.                                  (619,068)
         (1,550) Garmin, Ltd.                                  (83,933)
         (1,300) GATX Corp.                                    (62,140)
         (5,286) GenCorp, Inc.                                 (73,158)
         (2,400) General Dynamics Corp.                       (183,360)
         (4,700) General Electric Co.                         (166,192)
         (1,950) Genesee & Wyoming, Inc.                       (51,889)
         (1,296) Greatbatch, Inc.                              (33,048)
           (475) Greenbrier Companies, Inc.                    (12,683)
         (1,200) Gulfmark Offshore, Inc.                       (52,380)
        (18,990) Hexcel Corp.                                 (376,952)
         (2,200) IDEX Corp.                                   (111,936)
         (4,600) Insituform Technologies, Inc.                 (95,634)
         (2,475) Intermec, Inc.                                (55,291)
         (7,650) Joy Global, Inc.                             (328,185)
         (5,609) Kansas City Southern                         (199,568)
        (10,758) Kemet Corp.                                   (82,299)
         (2,900) Knight Transportation, Inc.                   (51,678)
        (18,867) LeCroy Corp.                                 (157,539)
         (4,000) Lindsay Manufacturing Co.                    (127,160)
           (560) Martin Marietta Materials, Inc.               (75,712)
         (1,200) Mine Safety Appliances Co.                    (50,472)
         (8,900) Newport Corp.                                (145,693)
         (4,000) Norfolk Southern Corp.                       (202,400)
        (12,250) Plexus Corp.                                 (210,088)
        (11,700) Republic Services, Inc.                      (325,494)
         (5,300) Rockwell Automation, Inc.                    (317,311)
         (2,140) Shaw Group, Inc.                              (66,918)
         (1,800) Snap-On, Inc.                                 (86,580)
         (1,300) Stanley Works                                 (71,968)
         (1,900) Stericycle, Inc.                             (154,850)
        (13,990) Trinity Industries, Inc.                     (586,461)
         (5,400) Watts Water Technologies, Inc., Class A      (205,362)
         (2,800) Werner Enterprises, Inc.                      (50,876)
         (1,350) USG Corp.                                     (63,018)
        (11,375) UTI Worldwide, Inc.                          (279,598)
                                                           -----------
                                                            (9,375,966)
                                                           -----------
        INFORMATION TECHNOLOGY - (3.3)%
         (8,600) Activision, Inc.                             (162,884)
         (8,301) Amkor Tech, Inc.                             (103,596)
         (9,100) Analog Devices, Inc.                         (313,859)
         (1,000) Apple Computer, Inc.                          (92,910)
         (2,800) aQuantive, Inc.                               (78,148)
         (3,300) Blackboard, Inc.                             (110,979)
        (52,998) Borland Software Corp.                       (279,299)
         (2,000) CA, Inc.                                      (51,820)

             SHARES  SECURITY DESCRIPTION                 VALUE
            -------  --------------------              -----------
             (1,200) Cerner Corp.                      $   (65,340)
             (3,138) Ciber, Inc.                           (24,696)
            (10,350) Citrix Systems, Inc.                 (331,510)
             (4,300) Concur Technologies, Inc.             (75,078)
            (17,208) Conexant Systems, Inc.                (28,393)
               (825) Ctrip.com International, Ltd. ADR     (55,263)
            (13,060) Cypress Semiconductor Corp.          (242,263)
             (1,300) Diodes, Inc.                          (45,305)
             (8,575) Earthlink, Inc.                       (63,026)
             (3,300) Electronics for Imaging               (77,385)
             (3,700) eFunds Corp.                          (98,642)
             (5,700) EMC Corp.                             (78,945)
             (7,520) Emcore Corp.                          (37,600)
             (8,529) Emdeon Corp.                         (129,044)
             (1,200) Equinix, Inc.                        (102,756)
             (3,080) Fair Isaac Corp.                     (119,134)
            (12,030) Global Payments                      (409,742)
               (400) Google, Inc., Class A                (183,264)
             (2,834) Hutchinson Technology, Inc.           (66,174)
             (2,500) International Rectifier Corp.         (95,525)
             (3,200) Jupitermedia Corp.                    (21,184)
             (9,750) Linear Technology Corp.              (308,002)
             (8,300) Maxim Integrated Products, Inc.      (244,020)
             (7,387) Mentor Graphics Corp.                (120,703)
             (2,500) MicroSemi Corp.                       (52,025)
             (5,100) Microsoft Corp.                      (142,137)
             (7,500) Micron Technology, Inc.               (90,600)
            (12,600) National Semiconductor Corp.         (304,164)
            (10,900) NAVTEQ Corp.                         (376,050)
            (38,164) ON Semiconductor                     (340,423)
            (10,200) Openwave Systems, Inc.                (83,130)
            (10,250) Paychex, Inc.                        (388,167)
             (6,564) PMC-Sierra, Inc.                      (46,014)
             (5,451) Quantum Corp.                         (14,718)
             (6,400) Rackable Systems, Inc.               (108,608)
            (13,300) Red Hat, Inc.                        (304,969)
               (735) Research In Motion, Ltd.             (100,320)
             (3,900) Salesforce.com, Inc.                 (166,998)
             (9,467) SanDisk Corp.                        (414,655)
             (8,600) Silicon Laboratories, Inc.           (257,312)
             (3,300) SiRF Technology Holdings, Inc.        (91,608)
             (1,845) Skyworks Solutions, Inc.              (10,609)
             (1,340) SPSS, Inc.                            (48,374)
            (10,500) Sun Microsystems, Inc.                (63,105)
             (3,100) Teradyne, Inc.                        (51,274)
             (2,100) Texas Instruments, Inc.               (63,210)
             (3,100) Ultimate Software Group, Inc.         (81,189)
             (9,900) Unisys Corp.                          (83,457)
             (1,400) Verint Systems, Inc.                  (45,017)
             (8,300) Wind River Systems, Inc.              (82,502)
             (2,539) Xilinx, Inc.                          (65,328)
                                                       -----------
                                                        (8,092,452)
                                                       -----------

See Notes to Financial Statements.    24              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2007

           SHARES  SECURITY DESCRIPTION                     VALUE
          -------  --------------------                  -----------
          MATERIALS - (1.1)%
           (1,500) Bowater, Inc.                         $   (35,730)
           (6,900) Cameco Corp.                             (282,486)
           (1,000) Eastman Chemical Co.                      (63,330)
           (2,100) EI Du Pont de Nemours & Co.              (103,803)
          (10,750) Freeport-McMoRan Copper & Gold, Inc.,
                   Class B                                  (711,542)
           (3,675) Georgia Gulf Corp.                        (59,572)
           (7,530) Goldcorp, Inc.                           (180,870)
          (21,600) Ivanhoe Mines, Ltd.                      (247,968)
           (9,400) Mosaic Co.                               (250,604)
           (3,200) PAN American Silver Corp.                 (94,688)
           (8,026) Pioneer Cos, Inc.                        (221,839)
           (1,200) Plum Creek Timber Co., Inc. (REIT)        (47,304)
           (1,100) Potash Corp. of Saskatchewan             (175,923)
             (900) Praxair, Inc.                             (56,664)
           (5,330) Terra Industries, Inc.                    (93,275)
             (725) Titanium Metals Corp.                     (26,013)
           (4,100) UAP Holding Corp.                        (105,985)
                                                         -----------
                                                          (2,757,596)
                                                         -----------
          TELECOMMUNICATION SERVICES - (1.5)%
           (1,356) ADC Telecommunications, Inc.              (22,699)
          (14,200) Adtran, Inc.                             (345,770)
           (6,800) Alcatel-Lucent, ADR                       (80,376)
           (4,330) Amazon.com, Inc.                         (172,291)
           (1,990) AudioCodes, Ltd.                          (13,452)
           (1,625) CenturyTel, Inc.                          (73,434)
           (2,200) Corning, Inc.                             (50,028)
           (8,500) Crown Castle International Corp.         (273,105)
          (12,800) CTC Media, Inc.                          (328,704)
           (9,783) Dobson Communications Corp.               (84,036)
           (1,500) Embarq Corp.                              (84,525)
             (554) Global Crossing, Ltd.                     (15,235)
          (11,650) Harte-Hanks, Inc.                        (321,423)
           (4,200) JDS Uniphase Corp.                        (63,966)
           (4,300) Knot, Inc.                                (92,579)
          (81,771) Level 3 Communications, Inc.             (498,803)
           (3,333) Motient Corp.                             (28,164)
           (4,100) Nortel Networks Corp.                     (98,605)
           (1,125) Omnicom Group, Inc.                      (115,177)
           (3,509) Powerwave Technologies, Inc.              (19,966)
           (1,600) Qualcomm, Inc.                            (68,256)
           (2,300) SAVVIS, Inc.                             (110,124)
           (9,700) SBA Communications Corp., Class A        (286,635)
           (2,275) Sprint Nextel Corp.                       (43,134)
           (3,293) Time Warner Telecom, Inc., Class A        (68,396)
           (6,000) Verizon Communications, Inc.             (227,520)
           (3,100) Yahoo!, Inc.                              (96,999)
                                                         -----------
                                                          (3,683,402)
                                                         -----------

            SHARES  SECURITY DESCRIPTION                   VALUE
           -------  --------------------               ------------
           UTILITIES - (0.7)%
            (1,300) Ameren Corp.                       $    (65,390)
           (21,665) Aqua America, Inc.                     (486,379)
            (1,400) Consolidated Edison, Inc.               (71,484)
            (1,400) Dominion Resources, Inc.               (124,278)
            (3,700) Duke Energy Corp.                       (75,073)
            (5,600) Great Plains Energy, Inc.              (181,720)
            (6,200) Hawaiian Electric Industries, Inc.     (161,138)
            (2,000) New Jersey Res.                        (100,100)
            (1,600) NiSource, Inc.                          (39,104)
            (5,000) Ormat Technologies, Inc.               (209,800)
            (1,625) Pinnacle West Capital Corp.             (78,406)
            (1,950) Southern Co.                            (71,468)
            (4,300) TECO Energy, Inc.                       (74,003)
                                                       ------------
                                                         (1,738,343)
                                                       ------------
           Total Common Stock (Cost $(80,557,706))      (81,730,430)
                                                       ------------
           MUTUAL FUNDS - (3.1)%
           (29,400) iShares Russell 2000 Index Fund      (2,335,830)
           (25,000) Rydex S&P Equal Weight ETF           (1,213,000)
           (21,650) United States Oil Fund LP            (1,156,110)
           (16,000) iShares Russell 2000 Index Fund      (1,271,200)
            (7,950) Midcap SPDR Trust Series 1           (1,227,878)
            (4,900) iShares Dow Jones U.S. Real Estate
                    Index Fund                             (417,725)
                                                       ------------
           Total Mutual Funds (Cost $(7,490,546))        (7,621,743)
                                                       ------------
           TOTAL SECURITIES SOLD SHORT - (36.2)%
           (COST $(88,048,252))                        $(89,352,173)
                                                       ============

See Notes to Financial Statements.    25              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL OPTIONS WRITTEN
MARCH 31, 2007

         NUMBER OF SECURITY                STRIKE EXPIRATION
         CONTRACTS DESCRIPTION             PRICE     DATE      VALUE
         --------- -----------             ------ ---------- --------
         CALL OPTIONS WRITTEN - (0.4)%
           (20)    Advanced Micro           20.00  01/21/09  $ (2,900)
           (20)    Amazon.com               30.00  01/21/09   (28,500)
           (12)    Amgen, Inc.              60.00  01/21/09    (9,480)
           (12)    Amgen, Inc.              70.00  01/21/09    (5,040)
           (20)    Anadarko Petroleum
                   Corp.                    40.00  01/21/09   (18,300)
           (12)    Apache Corp.             60.00  01/21/09   (21,420)
           (10)    Apple Computer, Inc.     50.00  01/21/09   (48,450)
           (40)    Applied Materials, Inc.  15.00  01/21/09   (20,600)
           (12)    Bank of America
                   Corp.                    40.00  01/21/09   (15,000)
           (10)    Bear Stearns Cos, Inc.  130.00  01/21/09   (38,750)
           (30)    Bed Bath & Beyond,
                   Inc.                     30.00  01/21/09   (41,400)
           (12)    Caterpillar, Inc.        60.00  01/21/09   (16,920)
           (10)    Centex Corp.             50.00  01/23/08    (2,800)
           (12)    Centex Corp.             40.00  01/21/09   (12,300)
           (20)    Circuit City Corp.       30.00  01/21/09    (1,300)
           (40)    Cisco Systems, Inc.      15.00  01/21/09   (47,400)
           (20)    Comcast Corp.            30.00  01/21/09   (25,050)
           (20)    Countrywide Financial    25.00  01/21/09   (24,600)
           (20)    Countrywide Financial    30.00  01/21/09   (18,800)
           (16)    Dell, Inc.               20.00  01/23/08    (7,680)
           (24)    Dell, Inc.               30.00  01/23/08    (1,320)
           (12)    DR Horton, Inc.          30.00  01/23/08      (900)
           (20)    eBay, Inc.               35.00  01/23/08    (6,800)
           (20)    General Electric Co.     30.00  01/23/08   (12,650)
            (4)    Google, Inc.            240.00  01/23/08   (91,440)
           (20)    Halliburton Co.          30.00  01/21/09   (12,800)
           (20)    Hovnanian
                   Enterprises, Inc.        35.00  01/23/08    (2,400)
            (5)    Hovnanian
                   Enterprises, Inc.        50.00  01/23/08       (50)
           (12)    Kohl's Corp.             50.00  01/21/09   (38,280)
           (12)    Lennar Corp.             50.00  01/23/08    (3,000)
           (30)    Lowe's Corp.             25.00  01/21/09   (28,350)
           (24)    Lowe's Corp.             30.00  01/21/09   (14,880)
           (12)    Merrill Lynch & Co.      55.00  01/21/09   (36,540)
           (20)    Microsoft                20.00  01/21/09   (18,650)
           (12)    Morgan Stanley Dean
                   Witter Cap.              50.00  01/21/09   (38,640)
           (10)    Nike, Inc.               40.00  01/21/09   (32,150)
           (12)    Proctor & Gamble         50.00  01/21/09   (19,200)
           (32)    Pulte Homes, Inc.        25.00  01/21/09   (21,440)
           (12)    Ryland Group, Inc.       60.00  01/23/08    (1,620)
           (10)    Ryland Group, Inc.       30.00  01/21/09   (16,500)
           (12)    Ryland Group, Inc.       40.00  01/21/09   (12,780)
           (10)    Schlumberger, Ltd.       60.00  01/21/09   (18,100)
           (12)    Target Corp.             40.00  01/21/09   (27,240)
           (20)    Toll Brothers, Inc.      30.00  01/23/08  $ (5,700)

           NUMBER OF SECURITY            STRIKE EXPIRATION
           CONTRACTS DESCRIPTION         PRICE     DATE      VALUE
           --------- -----------         ------ ---------- ---------
             (12)    United Technologies
                     Corp.               50.00   01/21/09    (22,380)
             (20)    Yahoo! Inc.         30.00   01/23/08     (9,400)
                                                           ---------
           TOTAL CALL OPTIONS WRITTEN - (0.4)%
           (PREMIUMS RECEIVED $(990,246))                  $(899,900)
                                                           =========

ADR American Depositary Receipt
FHLMC Federal Home Loan Mortgage Corporation
FNMA Federal National Mortgage Association
IO Interest Only
MTN Medium-term Note
plc Public Limited Company
PO Principal Only
REIT Real Estate Investment Trust
REMIC Real Estate Mortgage Investment Conduit
(a)Zero coupon bond. Interest rate presented is yield to maturity.
(b)When issued security.
(c)Affiliated company due to Loomis, Sayles & Company, L.P. being a sub-adviser of the Fund.
   Transactions during the period with Loomis Sayles Investment Grade Fixed Income Fund which is an affiliate is as follows:

          SHARES HELD                    SHARES
             AS OF               GROSS   HELD AS   VALUE,    INVEST-
          BEGINNING OF   GROSS   REDUC-  OF END   MARCH 31,   MENT
             PERIOD    ADDITIONS TIONS  OF PERIOD   2007     INCOME
          ------------ --------- ------ --------- ---------- --------
            246,768    $226,426    $0    264,898  $3,329,767 $226,426

(d)Non-income producing security.
(e)Variable rate security.
(f)Security is currently in default on scheduled interest or principal payments.
(g)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specified date. The rate shown is the rate at period end.
(h)All or a portion of this security is held as collateral for securities sold short.
(i)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $10,102,694 or 4.1% of net assets.
(j)Security fair valued in accordance with procedures adopted by the Board of Trustees.

See Notes to Financial Statements.    26              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
SCHEDULE OF CALL OPTIONS WRITTEN
MARCH 31, 2007

(k)Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

At March 31, 2007, the Fund held the following futures contracts:

                                              NOTIONAL
                                  EXPIRATION  CONTRACT
          CONTRACTS TYPE             DATE      VALUE     DEPRECIATION
          --------- ----          ---------- ----------- ------------
            (325)   Short S&P 500
                    E-Mini Future  06/15/07  $23,257,000  $(345,750)

* Cost for Federal income tax purposes is $156,782,808 and unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $19,340,494
            Gross Unrealized Depreciation               (8,626,584)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $10,713,910
                                                       ===========

See Notes to Financial Statements.    27              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY
MARCH 31, 2007

Portfolio Breakdown (% of Net Assets)
Long Positions
-----------------------------------------------------------------
  Equity Securities                                         56.0%
-----------------------------------------------------------------
  Asset Backed Obligations                                   2.6%
-----------------------------------------------------------------
  Corporate Convertible Bonds                               10.7%
-----------------------------------------------------------------
  Corporate Non-Convertible Bonds                            3.2%
-----------------------------------------------------------------
  US Government and Agency Obligations                       4.6%
-----------------------------------------------------------------
  Options                                                    0.6%
-----------------------------------------------------------------
  Mutual Fund                                                1.3%
-----------------------------------------------------------------
  Short-Term Investments                                    25.4%
-----------------------------------------------------------------
Short Positions
-----------------------------------------------------------------
  Equity Securities                                        -36.2%
-----------------------------------------------------------------
  Options                                                   -0.4%
-----------------------------------------------------------------
Other Assets less Liabilities*                              32.2%
-----------------------------------------------------------------
                                                           100.0%
-----------------------------------------------------------------

*Consists of deposits with the custodian for securities sold short, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 33.0% of net assets. See Note 2.

                                                           % of Equity Holdings
Sector Breakdown                                            Long      Short
Consumer Discretionary                                      18.8%      21.2%
-------------------------------------------------------------------------------
Consumer Staples                                            10.2%      12.8%
-------------------------------------------------------------------------------
Energy                                                       7.6%      11.4%
-------------------------------------------------------------------------------
Financials                                                  27.4%      17.2%
-------------------------------------------------------------------------------
Health Care                                                  4.0%       6.0%
-------------------------------------------------------------------------------
Industrials                                                 11.3%      11.5%
-------------------------------------------------------------------------------
Information Technology                                       7.2%       9.9%
-------------------------------------------------------------------------------
Materials                                                    3.6%       3.4%
-------------------------------------------------------------------------------
Telecommunications                                           4.4%       4.5%
-------------------------------------------------------------------------------
Utilities                                                    5.5%       2.1%
-------------------------------------------------------------------------------
                                                           100.0%     100.0%
-------------------------------------------------------------------------------

                                      28              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

ASSETS
   Investments, at value (Cost $240,346,444)                                              $254,419,024
   Investments in affiliates, at value (Cost $3,432,325)                                     3,329,767
   Deposits with custodian for securities sold short                                        81,504,154
   Receivables:
     Investment securities sold                                                              5,702,492
     Fund shares sold                                                                        2,556,324
     Interest and dividends                                                                    927,994
     From investment adviser                                                                     6,845
     Variation margin                                                                            4,875
   Prepaid expenses                                                                             12,005
                                                                                          ------------

Total Assets                                                                               348,463,480
                                                                                          ------------

LIABILITIES
   Payables:
     Due to custodian                                                                        1,570,597
     Securities sold short, at value (Cost $88,048,252)                                     89,352,173
     Call options written, at value (Premiums received $990,246)                               899,900
     Investment securities purchased                                                         9,043,260
     Fund shares redeemed                                                                      181,352
   Accrued liabilities:
     Investment adviser fees                                                                   314,517
     Compliance services fees                                                                    3,642
     Trustees' fees and expenses                                                                   168
     Other expenses                                                                            199,707
                                                                                          ------------

Total Liabilities                                                                          101,565,316
                                                                                          ------------

NET ASSETS                                                                                $246,898,164
                                                                                          ============

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                        $238,263,711
   Accumulated undistributed (distributions in excess of) net investment income              1,148,834
   Net realized gain (loss)                                                                 (4,925,784)
   Net unrealized appreciation (depreciation)                                               12,411,403
                                                                                          ------------

NET ASSETS                                                                                $246,898,164
                                                                                          ============

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
   Institutional Shares                                                                     18,510,411
   A Shares                                                                                  3,444,145
   C Shares                                                                                  1,293,143

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Institutional Shares (based on net assets of $196,601,970)                             $      10.62
                                                                                          ------------
   A Shares (based on net assets of $36,612,711)                                          $      10.63
                                                                                          ------------
   A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)  $      11.13
                                                                                          ------------
   C Shares (based on net assets of $13,683,483)                                          $      10.58
                                                                                          ------------

See Notes to Financial Statements.    29              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007

   INVESTMENT INCOME
      Interest income                                            $ 6,208,585
      Dividend income (net foreign withholding taxes of $9,380)    1,467,887
      Dividend income from affiliated investment                     226,426
                                                                 -----------
   Total Investment Income                                         7,902,898
                                                                 -----------

   EXPENSES
      Investment adviser fees                                      2,626,863
      Administrator fees                                             197,016
      Distribution fees:
        A Shares                                                     100,080
        C Shares                                                      86,600
      Transfer agency fees:
        Institutional Shares                                          42,228
        A Shares                                                      36,441
        C Shares                                                       8,405
      Custodian fees                                                  52,161
      Registration fees                                               47,237
      Professional fees                                               75,886
      Trustees' fees and expenses                                      8,434
      Compliance services fees                                        96,049
      Offering costs                                                  28,929
      Dividend expenses on securities sold short                     689,935
      Miscellaneous expenses                                         146,667
                                                                 -----------
   Total Expenses                                                  4,242,931
      Fees waived and expenses reimbursed                           (140,476)
                                                                 -----------
   Net Expenses                                                    4,102,455
                                                                 -----------

   NET INVESTMENT INCOME (LOSS)                                    3,800,443
                                                                 -----------

   NET REALIZED AND UNREALIZED GAIN (LOSS)
      Net realized gain (loss) on:
        Investments                                                3,632,212
        Foreign currency transactions                                (12,978)
        Futures                                                     (757,563)
        Securities sold short                                     (6,616,285)
                                                                 -----------
      Net realized gain (loss)                                    (3,754,614)
                                                                 -----------
      Net unrealized gain (loss) on:
        Investments                                                9,358,825
        Foreign currency translations                                    214
        Futures                                                     (345,750)
        Securities sold short                                       (151,972)
        Written options                                               74,889
                                                                 -----------
      Net change in unrealized appreciation (depreciation)         8,936,206
                                                                 -----------

   NET REALIZED AND UNREALIZED GAIN (LOSS)                         5,181,592
                                                                 -----------

   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             $ 8,982,035
                                                                 ===========

See Notes to Financial Statements.    30              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   PERIOD FROM
                                                                                   YEAR ENDED   JULY 11, 2005 (A)
                                                                                   MARCH 31,         THROUGH
                                                                                      2007       MARCH 31, 2006
                                                                                  ------------  -----------------
OPERATIONS
   Net investment income (loss)                                                   $  3,800,443    $    838,004
   Net realized gain (loss)                                                         (3,754,614)     (1,209,745)
   Net change in unrealized appreciation (depreciation)                              8,936,206       3,475,197
                                                                                  ------------    ------------
Increase (Decrease) in Net Assets from Operations                                    8,982,035       3,103,456
                                                                                  ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income:
      Institutional Shares                                                          (2,358,385)       (232,526)
      A Shares                                                                        (652,150)       (158,963)
      C Shares                                                                        (109,781)              -
   Net realized gain on investments sold:
      Institutional Shares                                                              (1,951)        (17,471)
      A Shares                                                                            (577)        (15,917)
      C Shares                                                                            (158)              -
                                                                                  ------------    ------------
Total Distributions to Shareholders                                                 (3,123,002)       (424,877)
                                                                                  ------------    ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                         145,536,577      68,382,326
      A Shares                                                                       9,428,066      46,435,196
      C Shares                                                                      10,781,208       3,016,613
   Reinvestment of distributions:
      Institutional Shares                                                           2,014,942         234,280
      A Shares                                                                         525,469         153,848
      C Shares                                                                         107,949               -
   Redemption of shares:
      Institutional Shares                                                         (22,151,545)     (3,197,326)
      A Shares                                                                     (17,342,242)     (5,023,827)
      C Shares                                                                        (566,599)         (1,139)
   Redemption fees                                                                      14,735          12,021
                                                                                  ------------    ------------
Increase (Decrease) from Capital Share Transactions                                128,348,560     110,011,992
                                                                                  ------------    ------------
Increase (Decrease) in Net Assets                                                  134,207,593     112,690,571

NET ASSETS
   Beginning of period                                                             112,690,571               -
                                                                                  ------------    ------------
   End of period (b)                                                              $246,898,164    $112,690,571
                                                                                  ============    ============

SHARE TRANSACTIONS
   Sale of shares:
      Institutional Shares                                                          13,935,995       6,795,910
      A Shares                                                                         906,997       4,638,041
      C Shares                                                                       1,040,068         296,912
   Reinvestment of distributions:
      Institutional Shares                                                             194,374          23,430
      A Shares                                                                          50,643          15,351
      C Shares                                                                          10,417               -
   Redemption of shares:
      Institutional Shares                                                          (2,122,612)       (316,686)
      A Shares                                                                      (1,671,433)       (495,454)
      C Shares                                                                         (54,142)           (112)
                                                                                  ------------    ------------
Increase (Decrease) in Shares                                                       12,290,307      10,957,392
                                                                                  ============    ============
----------------------------------------
(a) Commencement of operations.
(b) Accumulated undistributed (distributions in excess of) net investment income. $  1,148,834    $    519,605
                                                                                  ------------    ------------

See Notes to Financial Statements.    31              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                 FOR THE YEAR  JULY 11, 2005 (A)
                                                    ENDED           THROUGH
                                                MARCH 31, 2007  MARCH 31, 2006
                                                -------------- -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.29         $ 10.00
                                                   --------         -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                    0.26            0.14
   Net realized and unrealized gain (loss)             0.29            0.22
                                                   --------         -------
Total from Investment Operations                       0.55            0.36
                                                   --------         -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                              (0.22)          (0.07)
   Net realized investment gains                         - (c)           - (c)
                                                   --------         -------
Total Distributions to Shareholders                   (0.22)          (0.07)
                                                   --------         -------

REDEMPTION FEES (b)                                      - (c)           - (c)
                                                   --------         -------

NET ASSET VALUE, END OF PERIOD                     $  10.62         $ 10.29
                                                   ========         =======

TOTAL RETURN                                           5.38%           3.60%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)     $196,602         $66,888
   Ratios to Average Net Assets:
     Net investment income (loss)                      2.46%           1.91%(f)

     Net expense                                       1.95%           1.95%(f)

     Dividend expense                                  0.43%           0.38%(f)
Gross expense (g)                                      2.44%           2.59%(f)

PORTFOLIO TURNOVER RATE                                 424%            405%(d)(h)

See Notes to Financial Statements.    32              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS


                                                 FOR THE YEAR  JULY 11, 2005 (A)
                                                    ENDED           THROUGH
                                                MARCH 31, 2007  MARCH 31, 2006
                                                -------------- -----------------
A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.28          $ 10.00
                                                   -------          -------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                   0.22             0.10
   Net realized and unrealized gain (loss)            0.30             0.22
                                                   -------          -------
Total from Investment Operations                      0.52             0.32
                                                   -------          -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                             (0.17)           (0.04)
   Net realized investment gains                        - (c)            - (c)
                                                   -------          -------
Total Distributions to Shareholders                  (0.17)           (0.04)
                                                   -------          -------

REDEMPTION FEES (b)                                     - (c)            - (c)
                                                   -------          -------

NET ASSET VALUE, END OF PERIOD                     $ 10.63          $ 10.28
                                                   =======          =======

TOTAL RETURN (e)                                      5.12%            3.24%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)     $36,613          $42,755
   Ratios to Average Net Assets:
     Net investment income (loss)                     2.07%            1.42%(f)

     Net expense                                      2.25%            2.24%(f)

     Dividend expense                                 0.41%            0.35%(f)
Gross expense (g)                                     2.78%            3.07%(f)

PORTFOLIO TURNOVER RATE                                424%             405%(d)(h)

See Notes to Financial Statements.    33              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
FINANCIAL HIGHLIGHTS


                                                 FOR THE YEAR  JANUARY 13, 2006 (A)
                                                    ENDED            THROUGH
                                                MARCH 31, 2007    MARCH 31, 2006
                                                -------------- --------------------
C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.27            $10.08
                                                   -------            ------

INVESTMENT OPERATIONS
   Net investment income (loss) (b)                   0.15              0.02
   Net realized and unrealized gain (loss)            0.29              0.17
                                                   -------            ------
Total from Investment Operations                      0.44              0.19
                                                   -------            ------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                             (0.13)                -
   Net realized investment gains                        - (c)              -
                                                   -------            ------
Total Distributions to Shareholders                  (0.13)                -
                                                   -------            ------

REDEMPTION FEES (b)                                     - (c)             - (c)
                                                   -------            ------

NET ASSET VALUE, END OF PERIOD                     $ 10.58            $10.27
                                                   =======            ======

TOTAL RETURN                                          4.31%             1.88%(d)

RATIOS/SUPPLEMENTARY DATA
   Net Assets at End of Period (000's omitted)     $13,683            $3,048
   Ratios to Average Net Assets:
     Net investment income (loss)                     1.43%             0.90%(f)

     Net expense                                      3.00%             3.00%(f)

     Dividend expense                                 0.42%             0.46%(f)
Gross expense (g)                                     3.65%             5.86%(f)

PORTFOLIO TURNOVER RATE                                424%              405%(d)(h)

----------------------------------------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Not annualized.
(e) Total return excludes the effect of the applicable sales load.
(f) Annualized.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.
(h) As revised, to reflect a computational error. Such amount was previously reported as 95%.

See Notes to Financial Statements.    34              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

NOTE 1. ORGANIZATION

The Absolute Strategies Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, A Shares and C Shares. Institutional and A Shares commenced operations on
July 11, 2005. C Shares commenced operations on January 13, 2006. The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Exchange-traded options for which there was no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

                                      35              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007


SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distribution from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

FOREIGN CURRENCY - Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

                                      36              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007


SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, in cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Fund's Income Statement.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

                                      37              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007


WHEN-ISSUED TRANSACTIONS - The Fund may purchase securities on a forward commitment or 'when-issued' basis. The Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income if any are declared and paid at least semi-annually. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

The Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

OFFERING COSTS - Offering costs for the Fund of $103,519 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund. Offering costs expensed for the year ended March 31, 2007 were $28,929.

REDEMPTION FEES - For the period from April 1, 2006 through January 18, 2007, a shareholder who redeemed or exchanged shares within 60 days of purchase incurred a redemption fee of 1.50% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee was charged for the benefit of the remaining shareholders and was paid to the Fund to help offset transaction costs. The fee was accounted for as an addition to paid-in capital. The Fund reserved the right to modify the terms of or terminate the fee at any time. There were limited exceptions to the imposition of the redemption fee. Effective January 19, 2007, the Fund no longer imposes a redemption fee on redemptions of Fund shares and the Fund no longer imposes an exchange fee on exchanges of Fund shares.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109

                                      38              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Fund does not anticipate any material impact to the Fund as a result of the adoption of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Absolute Investment Advisers LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.60% of the Fund's average daily net assets.

The sub-advisory fees, calculated as a percentage of the Fund's average daily net assets, is paid by the Adviser.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Fund has adopted a distribution plan for A Shares and C Shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee at an annual rate of up to 0.25% and up to 1.00% of the average daily net assets of A Shares and C Shares, respectively. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

For the year ended March 31, 2007, the Distributor employed $11,532 of the front-end sales charges assessed on the sale of A Shares. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of A Shares that are liquidated in whole or in part within one year of purchase. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on A Shares, purchased and redeemed during the period beginning in the thirteenth month and ending in the twenty-fourth month of purchase on purchase amounts greater than $5 million.

OTHER SERVICE PROVIDERS - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as

                                      39              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.


NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, A Shares and C Shares to 1.95%, 2.25% and 3.00%, respectively, of each class' average daily net assets through July 31, 2007 ("Waiver Agreement"). During the year certain other service providers agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2007, fees waived and reimbursed were as follows:

                                                    TOTAL FEES
                                                    WAIVED AND
                                                     EXPENSES
                  INVESTMENT ADVISER   FCS   OTHER  REIMBURSED
                  ------------------ ------- ------ ----------
                       $74,871       $58,418 $7,187  $140,476

The Fund may repay Adviser for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and the resulting class expenses do not exceed 1.95% for Institutional Shares, 2.25% for A Shares and 3.00% for C Shares. For the period July 11, 2005 (commencement of operations) through March 31, 2006 and for the year ended March 31, 2007, the Adviser waived and/or reimbursed fees as follows:

                                           EXPIRATION DATE
                            AMOUNT OF FEES TO RECOUP FEES
                            WAIVED AND/OR   WAIVED AND/OR
                               EXPENSES       EXPENSES       FEES
                              REIMBURSED     REIMBURSED    RECOUPED
                            -------------- --------------- --------
             March 31, 2006    $174,568    March 31, 2009     $0
             March 31, 2007      74,871    March 31, 2010      0

                                      40              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the year ended March 31, 2007, were as follows:

                   NON-US GOVERNMENT          US GOVERNMENT
                      OBLIGATIONS              OBLIGATIONS
               ------------------------- -----------------------
                PURCHASES      SALES      PURCHASES     SALES
               ------------ ------------ ----------- -----------
               $315,202,481 $267,271,258 $30,853,659 $30,821,437

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the periods ended as noted were characterized for tax purposes as follows:

                                                       JULY 11, 2005
                                                       (COMMENCEMENT
                                                       OF OPERATIONS)
                                                          THROUGH
                                        MARCH 31, 2007 MARCH 31, 2006
                                        -------------- --------------
          Ordinary Income                 $3,120,347      $424,877
          Long-Term Capital Gain (Loss)        2,655             0
                                          ----------      --------
          Total                           $3,123,002      $424,877
                                          ==========      ========

As of March 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

             Undistributed Ordinary Income          $ 1,195,921
             Capital and Other Losses                (2,261,229)
             Unrealized Appreciation (Depreciation)  10,714,616
                                                    -----------
             Total                                  $ 9,649,308
                                                    ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings, loss deferrals, and capital loss carryovers.

As of March 31, 2007 the Fund has a capital loss carryover to offset future capital gains of $2,247,062, expiring in 2015.

For tax purposes, the current year post-October currency loss was $14,167. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

                                      41              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007


On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2007. The following reclassification was the result of REIT classifications, and has no impact on the net assets of the Fund.

              Accumulated Net Investment Income (Loss) $(50,898)
              Undistributed Net Realized Gain (Loss)      69,608
              Paid-in Capital                           (18,710)

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during year ended March 31, 2007 were as follows:

                                                          CALLS
                                                    ------------------
                                                    NUMBER OF
                                                    CONTRACTS PREMIUMS
                                                    --------- --------
         OPTIONS OUTSTANDING, MARCH 31, 2006           195    $303,425
         Options written                               582     686,821
         Options terminated in closing transactions      -           -
         Options exercised                               -           -
         Options expired                                 -           -
                                                       ---    --------
         OPTIONS OUTSTANDING, MARCH 31, 2007           777    $990,246
                                                       ===    ========

NOTE 8. OTHER INFORMATION

On March 31, 2007, two shareholders held approximately 51% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                      42              ABSOLUTE STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of the Forum Funds and the Shareholders of Absolute Strategies
Fund:

We have audited the accompanying statement of assets and liabilities of Absolute Strategies Fund (the "Fund"), one of the series constituting the Forum Funds, including the schedule of investments as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from July 11, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from July 11, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 30, 2007

                                      43              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2005 through June 30, 2006 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments on certain classes; redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                      44              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                     BEGINNING ACCOUNT ENDING ACCOUNT
                           VALUE           VALUE       EXPENSES PAID    ANNUALIZED
                     OCTOBER 1, 2006 * MARCH 31, 2007 DURING PERIOD * EXPENSE RATIO *
                     ----------------- -------------- --------------- ---------------
INSTITUTIONAL SHARES
Actual Return            $1,000.00       $1,041.33        $12.11           2.38%
Hypothetical Return      $1,000.00       $1,013.06        $11.94           2.38%
A SHARES
Actual Return            $1,000.00       $1,039.28        $13.47           2.65%
Hypothetical Return      $1,000.00       $1,011.72        $13.29           2.65%
C SHARES
Actual Return            $1,000.00       $1,035.31        $17.40           3.43%
Hypothetical Return      $1,000.00       $1,007.83        $17.17           3.43%

* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 32.86% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 33.61% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 78.75% as qualified net investment income dividends exempt from U.S. tax for foreign shareholders (QII)

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $2,655 for the tax year ended March 31, 2007.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below

                                      45              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

                       POSITION       LENGTH                           PRINCIPAL
        NAME           WITH THE       OF TIME                        OCCUPATION(S)
   AND BIRTH YEAR       TRUST         SERVED                      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of   Trustee since Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943           the Board;    1989          Cohen LLP (law firm) 2002-2003; Partner, Thelen
                     Trustee;      (Chairman     Reid & Priest LLP (law firm) 1995-2002.
                     Chairman,     since 2004)
                     Compliance
                     Committee,
                     Nominating
                     Committee,
                     Audit
                     Committee;
                     and Qualified
                     Legal
                     Compliance
                     Committee
------------------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;      Since 1989    Professor of Economics, Washington University
Born: 1943           Chairman,                   (since 2006); Professor of Economics, University of
                     Valuation                   California -- Los Angeles 1992-2006.
                     Committee;
                     Audit
                     Committee
------------------------------------------------------------------------------------------------------
James C. Cheng       Trustee;      Since 1989    President, Technology Marketing Associates
Born: 1942           Chairman,                   (marketing company for small- and medium-sized
                     Audit                       businesses in New England).
                     Committee
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee;      Since 1989    President, Forum Foundation (a charitable
Born: 1942           Chairman,                   organization) since 2005; President, Forum Trust (a
                     Contracts                   non-depository trust company) since 1997;
                     Committee                   President, Citigroup Fund Services, LLC ("Citigroup")
                                                 2003-2005; President, Forum Financial Group, LLC
                                                 ("Forum") (a fund services company acquired by
                                                 Citibank, N.A. in 2003).
------------------------------------------------------------------------------------------------------

                                      46              ABSOLUTE STRATEGIES FUND

ABSOLUTE STRATEGIES FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

                       POSITION       LENGTH                          PRINCIPAL
       NAME            WITH THE       OF TIME                       OCCUPATION(S)
  AND BIRTH YEAR        TRUST         SERVED                     DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier    President;     Since 2005    Partner, Foreside Financial Group, since April 2005;
Born: 1961          Principal                    President, Foreside Services, Inc. (a staffing
                    Executive                    services firm) since January 2007; Chief Operating
                    Officer                      Officer and Managing Director, Global Fund
                                                 Services, Citigroup 2003-2005; Managing Director,
                                                 Global Securities Services for Investors, Citibank,
                                                 N.A. 1999-2003.
-----------------------------------------------------------------------------------------------------
Trudance L.C. Bakke Treasurer;     Since 2005    Director, Foreside Compliance Services, LLC since
Born: 1971          Principal      (Principal    2006; Product Manager, Citigroup 2003-2006;
                    Financial      Financial     Senior Manager of Corporate Finance, Forum 1999-
                    Officer        Officer since 2003.
                                   2006)
-----------------------------------------------------------------------------------------------------
Beth P. Hanson      Vice           Since 2003    Relationship Manager, Citigroup since 2003;
Born: 1966          President;                   Relationship Manager, Forum 1999-2003.
                    Assistant
                    Secretary
-----------------------------------------------------------------------------------------------------
Sara M. Morris      Vice President Since 2004    Director and Relationship Manager, Citigroup since
Born: 1963                                       2004; Chief Financial Officer, The VIA Group, LLC (a
                                                 strategic marketing company) 2000-2003.
-----------------------------------------------------------------------------------------------------

                                      47              ABSOLUTE STRATEGIES FUND

[LOGO] ABSOLUTE Strategies
-----------------FUND

                              TWO PORTLAND SQUARE
                             PORTLAND, MAINE 04101
                          (888) 992-2765 (TOLL FREE)
                        (888) 99-ABSOL-UTE (TOLL FREE)


                              INVESTMENT ADVISER

                       Absolute Investment Advisers LLC
                         350 Lincoln Street, Suite 216
                         Hingham, Massachusetts 02043
                           www.absoluteadvisers.com

                                TRANSFER AGENT

                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112
                          (888) 992-2765 (Toll Free)
                        (888) 99-ABSOL-UTE (Toll Free)

                                  DISTRIBUTOR

                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                    [GRAPHIC]



                           AUSTIN GLOBAL EQUITY FUND

                                 ANNUAL REPORT

                                MARCH 31, 2007

                      AUSTIN INVESTMENT MANAGEMENT, INC.

                               TABLE OF CONTENTS

          A Message to Our Shareholders                            1

          Comparison of Change in Value of $10,000 Investment      3

          Portfolio Profile                                        4

          Schedule of Investments                                  5

          Statement of Assets and Liabilities                      8

          Statement of Operations                                  9

          Statements of Changes in Net Assets                     10

          Financial Highlights                                    11

          Notes to Financial Statements                           12

          Report of Independent Registered Public Accounting Firm 16

          Additional Information                                  17


AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007

Dear Fellow Shareholder:

The Austin Global Equity Fund (the "Fund") ended its fiscal year on March 31, 2007, with a net asset value of $22.78 per share, achieving a return of 13.22% for the twelve-month period and an increase from its December 31, 2006, net asset value of $21.98 per share. The Fund's fiscal return compares with a return of 15.44% for the Fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI")/1/, and an 11.83% return for the S&P 500 Index ("S&P 500")/1/. The 2006 calendar year-end return for the Fund was 21.65% compared to a calendar year-end return of 20.07% for the MSCI and 15.79% for the S&P 500. For a longer term perspective, the Fund's 3-, 5-, and 10-year average annual total returns for the period ended March 31/st/ were 17.73%, 13.27%, and 10.73%, respectively, versus MSCI returns of 14.63%, 10.44%, and 7.88%, respectively, and S&P 500 returns of 10.07%, 6.26%, and 8.20%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
(800) 754-8759. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 2.37%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.75%, WHICH IS IN EFFECT UNTIL JULY 31, 2007. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE.)

The environment for global equities during the latest fiscal year was favorable. The Fund's performance was driven by some key themes:

  . A continued global boom in mergers and acquisitions ("M&A") and private equity, which influenced portfolio sales including Intrawest Corp., Veritas DGC, Inc., Overseas Union Enterprise, Ltd., and Kos
      Pharmaceuticals Inc.

  . Strength in Asian (ex. Japan) equities, such as the Fund's portfolio holdings in Hutchinson Whampoa, Ltd., Cheung Kong Holdings, Ltd., Swire Pacific, Ltd., and Jardine Matheson Holdings. These businesses are clear beneficiaries of the rapid growth that China, and the region, is experiencing.

  . A reawakening in the common stocks of our pharmaceutical holdings, which had been an industry group under severe pressure. The Fund increased positions in Bristol-Myers Squibb Co. and Schering-Plough Corp., and took an initial position in Ono Pharmaceutical Co. Ltd.

Underperforming portions of the portfolio during the fiscal year included Energy and Materials issues that continued to consolidate price gains made in years prior. It is important, in our opinion, to keep a long term focus when investing in common stocks, and this price consolidation has made valuations of such Energy and Materials issues more attractive in our eyes. As such, we remain constructive on the Fund's holdings in energy-related entities and have utilized this temporary underperformance as a buying opportunity, increasing the portfolio's positions in stocks like EnCana Corp.

The other primary detractor in the portfolio was anything related to the slowdown in the U.S. housing industry including portfolio stocks such as HSBC Holdings plc and St. Joe Co. In our estimation anything related to housing is being unfairly painted with a very broad brush. We have seen this movie before. The leveraged, overly aggressive companies will (continue to) fail while the strong companies will do just fine in the long run. From the Fund's perspective, this has created the opportunity to add to positions at advantageous prices with stocks such as Home Depot, Inc., HSBC Holdings plc, and St. Joe Co.
----------------------------------------------
/1/ The Morgan Stanley Capital International World Index ("MSCI World Index") is a broad-based, unmanaged, market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States.
 / /The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund's returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses. One cannot invest directly in an index.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2007


CONTRIBUTORS TO THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR INCLUDED:

  .   Embotelladoras Arca SA de CV

  .   ABN Amro Holding NV

  .   News Corp., Class A

  .   Kos Pharmaceuticals, Inc.

  .   Infineon Technologies AG

DETRACTORS FROM THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR INCLUDED:

  .   AVX Corp.

  .   Tellabs, Inc.

  .   Fording Canadian Coal Trust

  .   Trinity Mirror plc

  .   Mitsui Sumitomo Insurance Co., Ltd.

The Fund continues to pursue a strategy of investing in financially sound companies of any size, at prices below our appraisal of long term business value. In addition, we prefer to identify a positive or emerging business/industry trend to bolster security selection, but will frequently invest in securities with basic value attributes. Finally, the Fund pursues investments on a global basis, but generally invests in developed markets.

Thank you for your continued investment in the Fund.

Warm Regards,

/s/ David E. Rappa

/s/ Peter A. Vlachos

David E. Rappa
Peter A. Vlachos

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY, AND MARKETS THAT MAY BE LESS LIQUID THAN U.S. MARKETS. THE FUND MAY INVEST IN SMALL- AND MID- CAP COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGERS AS OF MARCH 31, 2007, AND MAY NOT REFLECT THEIR VIEW ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2007

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Austin Global Equity Fund (the "Fund") compared with the performance of the Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. During the period, certain fees were waived and/or reimbursed, otherwise returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 2.37%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.75%, WHICH IS IN EFFECT UNTIL JULY 31, 2007. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance, please call (800) 754-8759.

           Austin Global Equity Fund vs. MSCI

                      [CHART]


                     Austin Global
                      Equity Fund         MSCI
                       -----------       -------
       3/31/1997        $10,000         $10,000
       4/30/1997         10,350          10,325
       5/31/1997         11,277          10,960
       6/30/1997         11,519          11,505
       7/31/1997         12,562          12,033
       8/31/1997         11,939          11,226
       9/30/1997         12,780          11,834
      10/31/1997         12,290          11,210
      11/30/1997         12,220          11,406
      12/31/1997         12,509          11,543
       1/31/1998         12,475          11,863
       2/28/1998         13,248          12,663
       3/31/1998         13,988          13,196
       4/30/1998         14,486          13,323
       5/31/1998         14,246          13,154
       6/30/1998         14,830          13,464
       7/31/1998         15,208          13,441
       8/31/1998         12,569          11,646
       9/30/1998         12,810          11,850
      10/31/1998         13,575          12,920
      11/30/1998         14,392          13,686
      12/31/1998         15,374          14,352
       1/31/1999         15,642          14,665
       2/28/1999         14,912          14,272
       3/31/1999         15,318          14,865
       4/30/1999         15,780          15,449
       5/31/1999         15,069          14,882
       6/30/1999         16,131          15,574
       7/31/1999         16,002          15,525
       8/31/1999         16,482          15,495
       9/30/1999         16,418          15,343
      10/31/1999         17,822          16,139
      11/30/1999         19,928          16,590
      12/31/1999         23,966          17,931
       1/31/2000         22,996          16,902
       2/29/2000         25,934          16,946
       3/31/2000         25,832          18,115
       4/30/2000         22,940          17,347
       5/31/2000         21,619          16,906
       6/30/2000         23,208          17,473
       7/31/2000         22,275          16,979
       8/31/2000         23,605          17,529
       9/30/2000         21,702          16,595
      10/31/2000         20,704          16,315
      11/30/2000         18,690          15,322
      12/31/2000         18,676          15,568
       1/31/2001         18,870          15,868
       2/28/2001         16,577          14,525
       3/31/2001         15,461          13,569
       4/30/2001         16,392          14,569
       5/31/2001         16,280          14,379
       6/30/2001         15,911          13,927
       7/31/2001         15,594          13,740
       8/31/2001         14,969          13,079
       9/30/2001         13,413          11,925
      10/31/2001         13,669          12,152
      11/30/2001         14,437          12,869
      12/31/2001         14,608          12,949
       1/31/2002         14,257          12,555
       2/28/2002         14,103          12,445
       3/31/2002         14,866          12,993
       4/30/2002         14,577          12,552
       5/31/2002         14,391          12,572
       6/30/2002         13,763          11,807
       7/31/2002         12,330          10,811
       8/31/2002         12,443          10,830
       9/30/2002         11,391           9,637
      10/31/2002         11,680          10,347
      11/30/2002         12,062          10,904
      12/31/2002         11,938          10,374
       1/31/2003         11,453          10,058
       2/28/2003         10,989           9,882
       3/31/2003         10,917           9,849
       4/30/2003         11,752          10,722
       5/31/2003         12,639          11,332
       6/30/2003         12,567          11,527
       7/31/2003         12,969          11,760
       8/31/2003         13,381          12,013
       9/30/2003         13,567          12,085
      10/31/2003         14,536          12,801
      11/30/2003         15,185          12,994
      12/31/2003         16,031          13,808
       1/31/2004         16,773          14,030
       2/29/2004         16,927          14,265
       3/31/2004         16,989          14,170
       4/30/2004         16,618          13,880
       5/31/2004         16,299          14,007
       6/30/2004         17,020          14,294
       7/31/2004         16,525          13,827
       8/31/2004         16,608          13,888
       9/30/2004         17,072          14,151
      10/31/2004         17,195          14,497
      11/30/2004         18,628          15,259
      12/31/2004         19,358          15,841
       1/31/2005         18,922          15,485
       2/28/2005         19,982          15,975
       3/31/2005         19,899          15,666
       4/30/2005         19,234          15,324
       5/31/2005         19,743          15,596
       6/30/2005         20,210          15,731
       7/31/2005         21,146          16,280
       8/31/2005         21,333          16,403
       9/30/2005         21,966          16,829
      10/31/2005         21,073          16,421
      11/30/2005         21,291          16,968
      12/31/2005         21,987          17,344
       1/31/2006         23,336          18,118
       2/28/2006         23,726          18,091
       3/31/2006         24,485          18,489
       4/30/2006         25,499          19,050
       5/31/2006         24,072          18,400
       6/30/2006         23,916          18,394
       7/31/2006         23,894          18,509
       8/31/2006         24,563          18,990
       9/30/2006         24,841          19,216
      10/31/2006         25,310          19,921
      11/30/2006         26,090          20,409
      12/31/2006         26,747          20,824
       1/31/2007         27,271          21,070
       2/28/2007         27,149          20,960
       3/31/2007         27,721          21,344

                       INVESTMENT VALUE ON 03/31/07
                       ----------------------------
                       Austin Global Equity Fund $27,721
                       MSCI                      $21,344

    AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/07 ONE YEAR FIVE YEARS TEN YEARS
    ------------------------------------------ -------- ---------- ---------
            Austin Global Equity Fund           13.22%    13.27%     10.73%
            MSCI                                15.44%    10.44%      7.88%

AUSTIN GLOBAL EQUITY FUND
PORTFOLIO PROFILE
MARCH 31, 2007

% OF TOTAL INVESTMENTS

                                    [CHART]

United States                       23.9%
Japan                               13.1%
Other Countries                     11.1%
Hong Kong                           11.0%
United Kingdom                       7.8%
Canada                               7.8%
Netherlands                          7.5%
Switzerland                          6.2%
France                               6.0%
Germany                              3.8%
Short-Term Investments               1.8%

                       % OF TOTAL INVESTMENTS
                       Financials                  31.6%
                       Consumer Staples            21.0%
                       Industrials                 14.7%
                       Telecommunication Services   9.3%
                       Energy                       6.1%
                       Consumer Discretionary       5.5%
                       Materials                    5.2%
                       Information Technology       4.8%
                       Short-Term Investments       1.8%
                                                  -----
                                                  100.0%
                                                  =====

See Notes to Financial Statements.
                                      4

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007


                   SHARES SECURITY DESCRIPTION     VALUE
                   ------ --------------------- ------------

                   COMMON STOCK -- 98.3%

                          BELGIUM -- 1.1%
                    5,000 Nationale A
                            Portefeuille        $    317,547
                   15,309 RHJ International(a)       306,773
                                                ------------
                                                     624,320
                                                ------------

                          CANADA -- 7.8%
                   16,000 Agrium, Inc.               614,585
                   90,000 Canfor Corp.(a)            822,363
                   35,000 EnCana Corp.             1,772,050
                   25,000 Fording Canadian
                            Coal Trust               552,500
                    6,500 Suncor Energy, Inc.        496,275
                                                ------------
                                                   4,257,773
                                                ------------

                          FRANCE -- 6.0%
                    5,000 Cap Gemini SA              380,669
                    4,821 CNP Assurances             561,479
                    5,250 Eurazeo                    791,340
                    9,000 L'Oreal SA                 982,660
                    4,000 Remy Cointreau SA          269,962
                    1,000 Societe Fonciere
                            Financiere et de
                            Participations           274,317
                                                ------------
                                                   3,260,427
                                                ------------

                          GERMANY -- 3.8%
                    4,000 Bilfinger Berger AG        364,972
                   70,000 Infineon Technologies
                            AG(a)                  1,090,375
                    4,551 Merck KGaA                 586,879
                                                ------------
                                                   2,042,226
                                                ------------

                   SHARES  SECURITY DESCRIPTION     VALUE
                   ------- --------------------- ------------

                           GREECE -- 0.4%
                     5,000 Coca-Cola Hellenic
                             Bottling Co. SA     $    210,407
                                                 ------------

                           HONG KONG -- 11.1%
                   104,000 Cheung Kong
                             Holdings, Ltd.         1,316,388
                    52,000 Guoco Group, Ltd.          731,401
                   125,000 Hang Lung
                             Properties, Ltd.         349,555
                   150,000 Henderson Land
                             Development Co.,
                             Ltd.                     876,368
                   100,000 Hutchison Whampoa,
                             Ltd.                     961,797
                    20,000 Jardine Matheson
                             Holdings, Ltd.           422,000
                   320,000 Liu Chong Hing
                             Investment, Ltd.         458,693
                   200,000 Swire Pacific, Ltd.,
                             Class B                  427,977
                   206,000 Wheelock & Co., Ltd.       461,908
                                                 ------------
                                                    6,006,087
                                                 ------------

                           JAPAN -- 13.1%
                    80,000 Aioi Insurance Co.,
                             Ltd.                     558,069
                    15,000 Chudenko Corp.             254,593
                    10,000 Futaba Corp./Chiba         238,469
                    40,000 Kandenko Co., Ltd.         274,621
                    10,500 Millea Holdings, Inc.      388,509
                    75,000 Mitsui Sumitomo
                             Insurance Co., Ltd.      941,359
                   150,000 Nippon Sheet Glass
                             Co., Ltd.                786,693
                    36,200 Nissin Healthcare
                             Food Service Co.,
                             Ltd.                     474,638

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                  SHARES   SECURITY DESCRIPTION      VALUE
                  ------- ----------------------- ------------

                          JAPAN (CONTINUED)
                    7,000 Ono Pharmaceutical
                            Co., Ltd.             $    392,074
                   85,000 Seino Holdings Corp.         802,860
                   10,000 T Hasegawa Co., Ltd.         164,722
                   25,000 Taihei Dengyo
                            Kaisha, Ltd.               196,885
                   35,000 Toyota Industries Corp.    1,657,402
                                                  ------------
                                                     7,130,894
                                                  ------------

                          MEXICO -- 1.0%
                  150,000 Embotelladoras Arca
                            SA de CV                   556,738
                                                  ------------

                          NETHERLANDS -- 7.5%
                   33,642 ABN AMRO Holding
                            NV                       1,448,060
                   14,000 Akzo Nobel NV              1,063,256
                    7,000 Chicago Bridge &
                            Iron Co. NV                215,250
                   25,000 Heineken Holding NV        1,106,807
                    3,000 Randstad Holdings NV         232,690
                                                  ------------
                                                     4,066,063
                                                  ------------

                          NORWAY -- 2.8%
                   30,000 Farstad Shipping A/S         735,403
                   45,000 Golar LNG, Ltd.              611,100
                  150,000 Marine Harvest(a)            176,201
                                                  ------------
                                                     1,522,704
                                                  ------------

                          SINGAPORE -- 0.2%
                  205,000 Metro Holdings, Ltd.         116,201
                                                  ------------

                          SOUTH KOREA -- 2.8%
                    3,400 Nong Shim Holdings
                            Co., Ltd.                  281,864
                    5,200 SK Telecom Co., Ltd.       1,058,371
                    2,500 Tae Young Corp.              154,111
                                                  ------------
                                                     1,494,346
                                                  ------------

                   SHARES   SECURITY DESCRIPTION    VALUE
                  --------- -------------------- ------------

                            SWEDEN -- 1.9%
                     45,000 Investor AB, Class A $  1,047,201
                                                 ------------

                            SWITZERLAND -- 6.3%
                     10,000 Compagnie Financiere
                              Richemont, Class A      559,167
                      3,000 Medisize Holding AG       218,729
                      3,000 Nestle SA               1,168,326
                     20,000 Novartis AG             1,147,136
                      3,007 Pargesa Holding SA        315,497
                                                 ------------
                                                    3,408,855
                                                 ------------

                            TAIWAN -- 0.9%
                  3,500,000 Hotung Investment
                              Holdings, Ltd.          507,500
                                                 ------------

                            UNITED KINGDOM -- 7.9%
                    150,000 Brit Insurance
                              Holdings plc            951,983
                      9,030 British Land Co. plc      271,531
                     10,000 Diageo plc ADR            809,500
                     75,000 HSBC Holdings plc       1,312,851
                      1,500 Rio Tinto plc ADR         341,715
                     55,000 Trinity Mirror plc        575,814
                                                 ------------
                                                    4,263,394
                                                 ------------

                            UNITED STATES -- 23.7%
                     32,000 Applied Materials,
                              Inc.                    586,240
                     40,000 AVX Corp.                 608,000
                      4,000 Bausch & Lomb, Inc.       204,640
                     50,000 Boston Scientific
                              Corp.(a)                727,000
                     35,000 Bristol-Myers Squibb
                              Co.                     971,600
                      5,000 Coherent, Inc.(a)         158,700

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

                   SHARES       SECURITY DESCRIPTION        VALUE
                   ------       ----------------------   ------------

                               UNITED STATES (CONTINUED)
                    9,000      CommScope, Inc.(a)        $    386,100
                   15,000      Home Depot, Inc.               551,100
                   30,000      IDT Corp., Class B             340,500
                   30,000      Intel Corp.                    573,900
                    5,000      Juniper Networks,
                                 Inc.(a)                       98,400
                    8,000      Mellon Financial Corp.         345,120
                   30,000      Mueller Water
                                 Products, Inc.,
                                 Class A                      414,300
                   36,000      News Corp., Class A            832,320
                   42,000      Schering-Plough Corp.        1,071,420
                   20,000      Spectra Energy Corp.           525,400
                    9,000      St. Joe Co.                    470,790
                   75,000      Sycamore Networks,
                                 Inc.(a)                      280,500
                   10,000      Tejon Ranch Co.(a)             473,000
                   50,000      Tellabs, Inc.(a)               495,000
                   50,000      Time Warner, Inc.              986,000
                    2,000      United Parcel Service,
                                 Inc., Class B                140,200
                   27,000      Wal-Mart Stores, Inc.        1,267,650
                   10,000      Watts Water
                                 Technologies, Inc.,
                                 Class A                      380,300
                                                         ------------
                                                           12,888,180
                                                         ------------

                   Total Common Stock (Cost $39,055,018)   53,403,316
                                                         ------------

                   PREFERRED STOCK -- 0.3%

                               UNITED STATES -- 0.3%
                    3,650      Tri-Continental
                                 Corp., 0.63%
                                 (Cost $162,258)              160,965
                                                         ------------

                PRINCIPAL/
                  SHARES          SECURITY DESCRIPTION         VALUE
                ----------        ----------------------   ------------

                SHORT-TERM INVESTMENTS -- 1.9%

                                 MONEY MARKET DEPOSIT
                                   ACCOUNT -- 0.4%
                 195,860         Citibank Money
                                   Market Deposit
                                   Account, 4.99%          $    195,860
                                                           ------------

                                 MONEY MARKET FUND -- 1.5%
                 784,439         Citi/SM/ Institutional
                                   Trust Liquid
                                   Reserves,
                                   Class A, 5.25%               784,439
                                                           ------------

                Total Short-Term Investments
                  (Cost $980,299)                               980,299
                                                           ------------

                Total Investments -- 100.5%
                  (Cost $40,197,575)*                      $ 54,544,580
                                                           ------------

                Other Asset and Liabilities, Net -- (0.5%)     (264,198)
                                                           ------------

                NET ASSETS -- 100.0%                       $ 54,280,382
                                                           ============

--------------------------------------------------------------------------------
ADR  American Depositary Receipt.

(a)Non-income producing security.

* Cost for Federal income tax purposes is $43,245,742 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $11,915,222
                   Gross Unrealized Depreciation    (616,384)
                                                 -----------
                   Net Unrealized Appreciation
                     (Depreciation)              $11,298,838
                                                 ===========

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

ASSETS
     Total investments, at value (Cost $40,197,575)                                               $54,544,580
     Foreign currency (Cost $33)                                                                           35
     Unrealized gain on forward foreign currency contracts                                             25,303
     Receivables:
        Investment securities sold                                                                     71,899
        Fund shares sold                                                                               32,960
        Interest and dividends                                                                        258,347
     Prepaid expenses                                                                                   7,649
                                                                                                  -----------
Total Assets                                                                                       54,940,773
                                                                                                  -----------
LIABILITIES
     Unrealized loss on forward foreign currency contracts                                            214,291
     Payables:
        Due to custodian                                                                              208,311
        Investment securities purchased                                                               120,749
     Accrued liabilities:
        Investment adviser fees                                                                        55,825
        Compliance services fees                                                                        1,622
        Trustees' fees and expenses                                                                        40
        Other expenses                                                                                 59,553
                                                                                                  -----------
Total Liabilities                                                                                     660,391
                                                                                                  -----------
NET ASSETS                                                                                        $54,280,382
                                                                                                  ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                                                              $40,618,082
     Accumulated undistributed (distributions in excess of) net investment income                  (2,148,225)
     Net realized gain (loss)                                                                       1,649,685
     Unrealized appreciation (depreciation)                                                        14,160,840
                                                                                                  -----------
NET ASSETS                                                                                        $54,280,382
                                                                                                  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Based on net assets of $54,280,382 and 2,382,514 shares outstanding (unlimited shares authorized) $     22.78
                                                                                                  -----------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME
     Dividend income (net of foreign withholding taxes of $110,074)    $1,067,148
     Interest income                                                        5,134
                                                                       ----------
Total Investment Income                                                 1,072,282
                                                                       ----------
EXPENSES
     Investment adviser fees                                              672,565
     Administrator fees                                                   112,094
     Transfer agent fees                                                   18,372
     Custodian fees                                                        29,427
     Accountant fees                                                       62,742
     Registration fees                                                     17,361
     Professional fees                                                     48,640
     Trustees' fees and expenses                                            2,139
     Compliance services fees                                              20,937
     Miscellaneous expenses                                                36,305
                                                                       ----------
Total Expenses                                                          1,020,582
     Fees waived and/or reimbursed                                       (168,717)
                                                                       ----------
Net Expenses                                                              851,865
                                                                       ----------
NET INVESTMENT INCOME (LOSS)                                              220,417
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
        Investments                                                     2,849,437
        Foreign currency transactions                                    (241,063)
                                                                       ----------
     Net Realized Gain (Loss)                                           2,608,374
                                                                       ----------
     Net change in unrealized appreciation (depreciation) on:
        Investments                                                     3,204,533
        Foreign currency translations                                    (123,502)
                                                                       ----------
     Net Change in Unrealized Appreciation (Depreciation)               3,081,031
                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 5,689,405
                                                                       ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                      $5,909,822
                                                                       ==========

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Years Ended March 31,
                                                                                ------------------------
                                                                                    2007         2006
                                                                                -----------  -----------
OPERATIONS
   Net investment income (loss)                                                 $   220,417  $   159,716
   Net realized gain (loss)                                                       2,608,374    4,417,584
   Net change in unrealized appreciation (depreciation)                           3,081,031    2,670,975
                                                                                -----------  -----------
Increase (Decrease) in Net Assets from Operations                                 5,909,822    7,248,275
                                                                                -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                           (967,600)    (845,319)
   Net realized gain on investments sold                                         (3,034,543)  (1,563,820)
                                                                                -----------  -----------
Total Distributions to Shareholders                                              (4,002,143)  (2,409,139)
                                                                                -----------  -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                 9,913,618    3,403,674
   Reinvestment of distributions                                                  3,998,058    2,401,327
   Redemption of shares                                                          (1,757,420)  (1,394,602)
   Redemption fees                                                                    3,690          592
                                                                                -----------  -----------
Increase (Decrease) from Capital Share Transactions                              12,157,946    4,410,991
                                                                                -----------  -----------
Increase (Decrease) in Net Assets                                                14,065,625    9,250,127
NET ASSETS
   Beginning of year                                                             40,214,757   30,964,630
                                                                                -----------  -----------
   End of year (a)                                                              $54,280,382  $40,214,757
                                                                                ===========  ===========
SHARE TRANSACTIONS
   Sale of shares                                                                   450,393      163,637
   Reinvestment of distributions                                                    180,899      119,249
   Redemption of shares                                                             (79,554)     (68,884)
                                                                                -----------  -----------
Increase (Decrease) in Shares                                                       551,738      214,002
                                                                                ===========  ===========
(a)Accumulated undistributed (distributions in excess of) net investment income $(2,148,225) $(1,131,379)
                                                                                -----------  -----------

See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                             Years Ended March 31,
                                            -----------------------------------------------------
                                               2007       2006       2005        2004       2003
                                            -------    -------    -------     -------     -------
NET ASSET VALUE, BEGINNING OF YEAR          $ 21.97    $ 19.15    $ 16.48     $ 10.59     $ 14.42
                                            -------    -------    -------     -------     -------
INVESTMENT OPERATIONS
 Net investment income (loss)                  0.11(a)    0.10(a)   (0.13)      (0.08)      (0.05)
 Net realized and unrealized gain (loss)       2.69       4.17       2.95        5.92       (3.80)
                                            -------    -------    -------     -------     -------
Total from Investment Operations               2.80       4.27       2.82        5.84       (3.85)
                                            -------    -------    -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income (loss)                 (0.46)     (0.49)     (0.15)         --          --
 Net realized gain (loss)                     (1.53)     (0.96)        --          --          --
                                            -------    -------    -------     -------     -------
Total Distributions to Shareholders           (1.99)     (1.45)     (0.15)         --          --
                                            -------    -------    -------     -------     -------
 Redemption fee(a)                               --(b)      --(b)      --(b)     0.05        0.02
                                            -------    -------    -------     -------     -------
NET ASSET VALUE, END OF YEAR                $ 22.78    $ 21.97    $ 19.15     $ 16.48     $ 10.59
                                            =======    =======    =======     =======     =======

TOTAL RETURN                                  13.22%     23.10%     17.13%(c)   55.62%(d)  (26.56)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted) $54,280    $40,215    $30,965     $26,617     $16,119
Ratios to Average Net Assets:
 Net investment income (loss)                  0.49%      0.47%     (0.76)%     (0.65)%     (0.34)%
 Net expenses                                  1.90%      2.41%      2.51%       2.55%       2.49%
 Gross expenses(e)                             2.28%      2.43%      2.52%       2.55%       2.49%
PORTFOLIO TURNOVER RATE                          26%        56%        85%         72%         33%

----------------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005, would have been 17.06%.
(d)The Fund's total return calculation includes proceeds received on November 26, 2003, from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004, would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004, would have been 55.43%.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

                                             See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

NOTE 1. ORGANIZATION

The Austin Global Equity Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open end mutual funds are valued at net asset value. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY -- Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income and net capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION -- The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES -- A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. Purchases prior to September 1, 2006, were subject to a 1.00% fee for shares redeemed or exchanged within 180 days of purchase. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS -- In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Fund does not anticipate any material impact to the Fund as a result of the adoption of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER -- Austin Investment Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund's average daily net assets.

DISTRIBUTION -- Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICE PROVIDERS -- Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.


NOTE 4. WAIVER OF FEES

Effective July 1, 2006, the Adviser contractually agreed to waive its fee and/or reimburse expenses to the extent that expenses exceeded 1.75% of average net assets, which is in effect until July 31, 2007. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2007, fees waived were as follows:

                       Investment Adviser Other   Total
                       ------------------ ------ --------
                            $167,234      $1,483 $168,717

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended March 31, 2007, were $19,651,661 and $11,826,300, respectively.

NOTE 6. CURRENCY CONTRACTS

                                                              Net Unrealized
     Contracts to     Settlement  Settlement  Market Value at  Appreciation
    Purchase/(Sell)      Date       Value     March 31, 2007  (Depreciation)
    ---------------   ---------- -----------  --------------- --------------
    (1,122,000) CAD    05/08/07  $  (998,665)   $  (973,362)    $  25,303
    (3,626,646) EUR    05/08/07   (4,672,571)    (4,854,083)     (181,512)
      (539,229) GBP    05/08/07   (1,028,848)    (1,061,627)      (32,779)

CAD Canadian Dollars
EUR European Union Euro
GBP Pounds Sterling

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007


NOTE 7. FEDERAL INCOME TAX INFORMATION AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                               2007       2006
                                            ---------- ----------
              Ordinary Income               $1,164,669 $  845,319
              Long-Term Capital Gain (Loss)  2,837,474  1,563,820

As of March 31, 2007, distributable earnings on a tax basis were as follows:

               Undistributed Ordinary Income          $   936,507
               Undistributed Long-Term Gain             1,424,129
               Unrealized Appreciation (Depreciation)  11,301,660
                                                      -----------
               Total                                  $13,662,296
                                                      ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings and wash sales.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2007. The following reclassification was the result of currency losses, and has no impact on the net assets of the Fund.

              Accumulated Undistributed Net Investment
                Income (Loss)                          $(269,663)
              Undistributed Net Realized Gain (Loss)     269,663

NOTE 8. OTHER INFORMATION

On March 31, 2007, one shareholder held approximately 89% of the outstanding shares of the Fund. This shareholder is an omnibus account, which is held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Forum Funds and the Shareholders of Austin Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of Austin Global Equity Fund (the "Fund"), one of the series constituting the Forum Funds, including the schedule of investments as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Austin Global Equity Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 30, 2007

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the period of July 1, 2005 through June 30, 2006 is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006, through March 31, 2007.

ACTUAL EXPENSES -- The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES -- The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                         Beginning        Ending      Expenses
                       Account Value  Account Value  Paid During  Annualized
                      October 1, 2006 March 31, 2007   Period*   Expense Ratio
                      --------------- -------------- ----------- -------------
  Actual Return          $1,000.00      $1,115.92       $9.23        1.75%
  Hypothetical Return    $1,000.00      $1,016.21       $8.80        1.75%

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

CAPITAL GAIN DIVIDENDS -- The Fund paid long-term capital gain dividends of $2,837,474 for the tax year ended March 31, 2007.

INCOME DIVIDENDS -- For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 6.86% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 56.61% for the qualified dividend rate
(QDI), 2.08% for the qualifying interest income exempt from U.S. tax for foreign shareholders (QII), and 39.79% for qualifying dividends exempt from U.S. tax for foreign shareholders (QSD).

The Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended March 31, 2007. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding March 31, 2007) is as follows:

        Country  Dividend Foreign Tax    Country     Dividend Foreign Tax
       --------- -------- ----------- -------------- -------- -----------
       Bermuda   $0.0094    $0.0000   Mexico          0.0111     0.0000
       Canada     0.0863     0.0130   Netherlands     0.0342     0.0051
       France     0.0339     0.0048   Norway          0.0083     0.0013
       Germany    0.0039     0.0006   Singapore       0.0322     0.0000
       Greece     0.0016     0.0000   Sweden          0.0121     0.0018
       Hong Kong  0.0489     0.0000   Switzerland     0.0249     0.0029
       Italy      0.0130     0.0019   United Kingdom  0.0648     0.0000
       Japan      0.0333     0.0023   United States   0.0478     0.0000
                                                     -------    -------
       Korea      0.0183     0.0030   Total          $0.4840    $0.0367
                                                     =======    =======

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007


TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 754-8759.

                        POSITION        LENGTH
                        WITH THE        OF TIME                 PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR      TRUST          SERVED                    DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of the Trustee since  Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943           Board;          1989 (Chairman Cohen LLP (law firm) 2002 - 2003; Partner,
                     Trustee;        since 2004)    Thelen Reid & Priest LLP (law firm) 1995 - 2002.
                     Chairman,
                     Compliance
                     Committee,
                     Nominating
                     Committee,
                     Audit
                     Committee; and
                     Qualified Legal
                     Compliance
                     Committee
----------------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;        Since 1989     Professor of Economics, Washington University
Born: 1943           Chairman,                      (effective 2006); Professor of Economics,
                     Valuation                      University of California-Los Angeles 1992-2006.
                     Committee;
                     Audit Committee
----------------------------------------------------------------------------------------------------
James C. Cheng       Trustee;        Since 1989     President, Technology Marketing Associates
Born: 1942           Chairman, Audit                (marketing company for small- and medium-sized
                     Committee                      businesses in New England).
----------------------------------------------------------------------------------------------------

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

                        POSITION           LENGTH
                        WITH THE           OF TIME                    PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR      TRUST             SERVED                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer      Trustee;          Since 1989        President, Forum Foundation (a charitable
Born: 1942          Chairman,                           organization) since 2005; President, Forum Trust
                    Contracts                           (a non-depository trust company) since 1997;
                    Committee                           President, Citigroup Fund Services, LLC
                                                        ("Citigroup") 2003-2005; President, Forum
                                                        Financial Group, LLC ("Forum") (a fund services
                                                        company acquired by Citibank, N.A. in 2003).
------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier    President;        Since 2005        President, Foreside Financial Group, since April
Born: 1961          Principal                           2005; President, Foreside Services, Inc. (a staffing
                    Executive                           services firm) since January 2007; Chief Operating
                    Officer                             Officer and Managing Director, Global Fund
                                                        Services, Citigroup 2003-2005; Managing
                                                        Director, Global Securities Services for Investors,
                                                        Citibank, N.A. 1999-2003.
------------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke Treasurer;        Since 2005        Director, Foreside Compliance Services, LLC
Born: 1971          Principal         (Principal        since 2006; Product Manager, Citigroup 2003-
                    Financial Officer Financial Officer 2006; Senior Manager of Corporate Finance,
                                      since 2006)       Forum 1999 - 2003.
------------------------------------------------------------------------------------------------------------
Beth P. Hanson      Vice President;   Since 2003        Relationship Manager, Citigroup since 2003;
Born: 1966          Assistant                           Relationship Manager, Forum 1999-2003.
                    Secretary
------------------------------------------------------------------------------------------------------------
Sara M. Morris      Vice President    Since 2004        Director and Relationship Manager, Citigroup
Born: 1963                                              since 2004; Chief Financial Officer, The VIA
                                                        Group, LLC (a strategic marketing company)
                                                        2000-2003.
------------------------------------------------------------------------------------------------------------

                             FOR MORE INFORMATION

                              INVESTMENT ADVISER
                      Austin Investment Management, Inc.
                        520 Madison Avenue, 28th Floor
                           New York, New York 10022
                             www.austininvest.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                             Portland, Maine 04101
                               www.foresides.com

                           AUSTIN GLOBAL EQUITY FUND
                                 P.O. Box 446
                             Portland, Maine 04112
                                (800) 754-8759
                             www.austininvest.com
This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO OF MERK(R) HARD CURRENCY FUND]

   Investor Shares

                         ANNUAL REPORT March 31, 2007

                                          [LOGO OF MERK(R) HARD CURRENCY FUND]

                               Table of Contents

A Message to Our Shareholders                                                2
Performance Chart and Analysis                                               4
Schedule of Investments                                                      5
Statement of Assets and Liabilities                                          8
Statement of Operations                                                      9
Statements of Changes in Net Assets                                         10
Financial Highlights                                                        11
Notes to Financial Statements                                               12
Report of Independent Registered Public Accounting Firm                     15
Additional Information                                                      16

                                      1   [LOGO OF MERK(R) HARD CURRENCY FUND]

A Message to our Shareholders
March 31, 2007

Dear Shareholder,

We are pleased to bring you the Merk Hard Currency Fund's annual report for the fiscal year ended March 31, 2007.

The Fund's objective is to seek to protect against the depreciation of the U.S. dollar relative to other currencies.

Merk Hard Currency Fund Investor Class shares posted a return of +11.45% for the fiscal year ended March 31, 2007 ("reference period"). In comparison, the J.P. Morgan 3-Month Global Cash Index ("reference basket") increased +11.90% during the reference period. Since inception on May 10, 2005, the Fund had an annualized return of +5.68% compared to +4.16% for the reference basket. (THE FUND'S PERFORMANCE REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR MORE RECENT PERFORMANCE PLEASE VISIT THE FUND'S WEBSITE AT WWW.MERKFUND.COM. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S GROSS OPERATING EXPENSE RATIO FOR THE PREVIOUS FISCAL YEAR WAS 1.31%. THE FUND'S ADVISER HAS AGREED CONTRACTUALLY TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE EXPENSES SUCH THAT THE TOTAL OPERATING EXPENSE RATIO DOES NOT EXCEED 1.30%.)

The results are not directly comparable, as the Fund does not try to match the composition of the reference basket. A notable difference in the composition of the reference basket and the Fund is the inclusion of exposure to the price of gold in the Fund. The Fund's performance is foremost influenced by changes in exchange rates of currencies the Fund has exposure to. The Fund had its largest exposure with 44.2% of net assets on March 31, 2007, to the euro, which rose by 10.02% from 1.2138 to 1.3354 versus the dollar during the reference period.* The Fund had a 14.0% exposure to the Canadian dollar, which rose by 1.02% from
0.8574 to 0.8661 versus the dollar during the reference period. The Fund had a 10.2% exposure to the Australian dollar, which rose 13.18% versus the dollar from 0.7162 to 0.8106 during the reference period. The Fund had a 9.0% exposure to the Swiss franc, which rose 8.17% versus the dollar from 0.7678 to 0.8305 during the reference period. The Fund had its fifth largest exposure with 8.6% to the price of gold, which rose 13.76% from $582.92 per troy ounce to $663.10 per troy ounce during the reference period.

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. To give you an indication of the evolution of the Fund's currency exposure, the Fund's top exposure on March 31, 2006 was to the euro with 47.4%; to the Australian dollar with 12.9%; to the Canadian Dollar with 10.5%; to gold with 9.8%; and the Swiss franc with 7.3%.

The Fund seeks exposure to gold, as it is the only currency with intrinsic value, and as such the ultimate "hard currency." Tax rules limit the amount of gross income a mutual fund may derive from commodities such as gold, so that during periods of prolonged out-performance of gold versus other Fund securities, the Fund may adjust its gold holdings to comply with applicable rules.

The Fund has no exposure to Asian currencies. We are concerned on how central banks of the region may react should there be upward pressure on their currencies just as the U.S. economy may be slowing. The U.S. is a vital export market for many Asian economies, and central banks may try to mitigate the impact of a slowdown in U.S. economic activity by pursuing what we may deem unsound monetary policy.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in "hard currency" denominated investments. In this context, we do not rule out adding select Asian currency exposure for diversification purposes, even if the currencies do not fully meet our standards for sound monetary policy.

Global imbalances that have caused the U.S. dollar to decline in recent years have further increased. As the current account deficit reached $856 billion in 2006, it needs to be financed by over $3 billion U.S. dollar denominated inflows by investors from abroad each business day, just to keep the dollar from falling.

It is our assessment that the rate at which the current account deficit is growing may be abating. Such a trend might be helpful to the dollar if it were due to a sustained increase in domestic savings and investments. However, we are concerned that superficially positive signs in the current account deficit may be caused by a domestic slowdown. If that is the case, foreign investments in the U.S. may fall at an even faster pace; as a result, we believe the U.S. dollar may be under further pressure.

We believe that the U.S. economy's resilience in 2006 was due to extraordinary growth in money supply. After the boom in the housing market was over, many experts predicted a contraction in money supply as a growing number of consumers had to reduce the rate at which they could draw equity out of their homes. However, money supply received a boost indirectly from very low volatility in many markets. As volatility was low, speculators increased their risk appetite, increasing their leverage. These speculators are not merely hedge funds, but also financial institutions that employ "at risk" models to identify how much leverage to employ. Furthermore, derivatives, in particular credit derivatives, enjoyed a boom during 2006; many derivatives contain leverage, either directly or indirectly. With the return of volatility in many asset classes, many speculative bets may have to be pared down. Such de-leveraging equates to a monetary contraction. It appears to us that the markets, not the Federal Reserve (the "Fed"), will impose an economic slowdown.

At the same time, we believe the rise in the price of gold suggests that the Fed may be inclined to fight a market induced monetary

                                      2   [LOGO OF MERK(R) HARD CURRENCY FUND]

A Message To Our Shareholders
March 31, 2007

slowdown by increasing money supply to stimulate the economy yet again. The Fed may be inclined to do so as high consumer debt makes consumers highly sensitive to tighter credit; as a result, monetary tightening has a more pronounced impact on consumer spending than in past economic cycles when consumer debt was lower and consumer spending comprised a lower portion of Gross Domestic Product ("GDP"). Monetary tightening does not need to be induced by the Fed, but can be induced by the marketplace, for example through tighter lending standards in the mortgage industry. The Fed's fighting of market forces may have negative implications for the dollar.

We invite you to read more about our "Merk Insights" at www.merkfund.com.

Sincerely,

Axel G. Merk

[SIGNATURE APPEARS HERE]

The views in this Report were those of the Fund Manager as of March 31, 2007, and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

Since the Fund primarily invests in foreign currencies, changes in currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Fund may also invest in derivative securities which can be volatile and involve various types and degrees of risk.

The J.P. Morgan 3-Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

J.P. Morgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the J.P. Morgan 3-Month Global Cash Index. J.P. Morgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the J.P. Morgan Index to track general bond market performance.

--------
*   Source for exchange rates listed in this letter: www.xe.com/ict.

                                       3   [LOGO OF MERK(R) HARD CURRENCY FUND]

Performance Chart & Analysis
March 31, 2007



The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the "Fund") compared with the performance of the J.P. Morgan Global 3-Month Cash Index, since inception. The J.P. Morgan Global 3-Month Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance, please call (866) 637-5386.

       Merk Hard Currency Fund vs. J.P. Morgan Global 3-Month Cash Index

                     MERK HARD CURRENCY FUND     JP MORGAN GLOBAL 3 MONTH CASH
      DATE               INVESTOR SHARES                  INDEX (USD)
      ----        -----------------------------  -----------------------------
    5/10/2005                 10000                          10000
    5/31/2005                  9640                           9696
    6/30/2005                  9620                           9563
    7/31/2005                  9610                           9576
    8/31/2005                  9720                           9713
    9/30/2005                  9780                           9618
   10/31/2005                  9700                           9534
   11/30/2005                  9690                           9424
   12/31/2005                  9760                           9455
    1/31/2006                 10110                           9729
    2/28/2006                  9930                           9611
    3/31/2006                  9960                           9652
    4/30/2006                 10500                          10066
    5/31/2006                 10610                          10264
    6/30/2006                 10524                          10220
    7/31/2006                 10594                          10253
    8/31/2006                 10645                          10304
    9/30/2006                 10487                          10220
   10/31/2006                 10618                          10352
   11/30/2006                 10960                          10677
   12/31/2006                 10899                          10632
    1/31/2007                 10827                          10531
    2/28/2007                 10991                          10686
    3/31/2007                 11101                          10801

INVESTMENT VALUE ON 03/31/07:
-----------------------------
Merk Hard Currency Fund                                                $11,101
J.P. Morgan Global 3-Month Cash Index                                  $10,801

                                                               SINCE INCEPTION
AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/07:           ONE YEAR    (5/10/05)
-------------------------------------------           -------- ---------------
Merk Hard Currency Fund                                11.45%       5.68%
J.P. Morgan Global 3-Month Cash Index                  11.90%       4.16%

                                       4   [LOGO OF MERK(R) HARD CURRENCY FUND]

Schedule of Investments
March 31, 2007



PRINCIPAL            SECURITY DESCRIPTION                           CURRENCY RATE  MATURITY VALUE IN USD
---------            ---------------------------------------------- -------- ----  -------- ------------
FOREIGN BONDS - 69.4%

AGENCY - 1.6%
        1,700,000    Caisse d'Amort de la Dette Societe Series EMTN   NZD    5.83% 06/20/07 ($ 1,208,640)
                                                                                            ------------

BANKS - 9.4%
        8,100,000    Co-Op Centrale Rabobank Nederland Series EMTN    SEK    5.25  07/10/07    1,163,755
        8,900,000    HSH Nordbank AG Series EMTN                      SEK    4.50  01/10/08    1,281,729
        2,400,000    Landesbank Hessen-Thueringen Giroz Series EMTN   CAD    4.00  06/04/07    2,076,763
          550,000    Lb Baden-Wuerttemberg Series EMTN                CAD    5.25  04/10/07      476,394
        5,800,000    Rabobank Nederland Series EMTN                   NOK    7.00  07/10/07      959,056
        7,200,000    Rabobank Nederland Series EMTN                   NOK    4.25  07/25/07    1,182,186
                                                                                            ------------
                                                                                               7,139,883
                                                                                            ------------
GOVERNMENT -19.6%
        4,000,000    Bundesobligation Series 140                      EUR    4.50  08/17/07    5,353,064
        2,400,000    Canadian Government                              CAD    3.00  06/01/07    2,074,672
          640,000    Canadian Government                              CAD    2.75  12/01/07      549,360
        1,000,000    Netherlands Government                           EUR    2.50  01/15/08    1,320,216
        2,600,000    Republic of Austria Series 97 5                  EUR    5.63  07/15/07    3,487,445
        2,400,000    Switzerland Government                           CHF    4.50  06/10/07    1,982,613
                                                                                            ------------
                                                                                              14,767,370
                                                                                            ------------
INDUSTRIAL - 6.2%
        3,500,000    General Electric Cap Corp. Series EMTN           EUR    5.13  06/20/07    4,684,263
                                                                      ---    ----  -------- ------------

INSURANCE - 1.9%
        1,100,000    ASIF III Jersey Ltd. Series EMTN                 EUR    5.13  05/10/07    1,470,836
                                                                      ---    ----  -------- ------------

MORTGAGE - 7.6%
        1,000,000    Allgemeine Hypobank Rheinboden AG Series 356     EUR    2.50  06/18/07    1,331,008
        1,000,000    Berlin-Hannover Hypothekenbank Series III        EUR    3.75  04/10/07    1,335,820
          500,000    Eurohypo AG Series 2018                          CHF    1.50  04/10/07      411,403
        2,000,000    Lb Baden-Wuerttemberg Series 230                 EUR    5.50  04/02/07    2,671,832
                                                                                            ------------
                                                                                               5,750,063
                                                                                            ------------
RETAIL - 2.3%
        1,300,000    Fonterra Co-Operative Series EMTN                EUR    5.25  05/21/07    1,739,124
                                                                      ---    ----  -------- ------------

SOVEREIGN - 10.6%
        3,000,000    Kommunekredit                                    CHF    4.00  05/23/07    2,474,274
        1,700,000    Landwirtschaftliche Rentenbank Series EMTN       AUD    5.25  04/13/07    1,374,952
        1,300,000    Landwirtschaftliche Rentenbank Series EMTN       AUD    5.25  06/22/07    1,048,667
        2,000,000    Manitoba (Province of) Series EMTN               AUD    5.00  04/17/07    1,617,134
          900,000    New S Wales Treasury Corp. Series EMTN           AUD    7.50  06/18/07      729,092
        4,400,000    New Zealand Government Series EMTN               NOK    6.25  01/30/08      731,382
                                                                                            ------------
                                                                                               7,975,501
                                                                                            ------------
SUPRANATIONAL - 8.4%
        1,300,000    European Investment Bank                         CHF    3.75  01/21/08    1,081,532
        5,050,000    International Bank Recon & Dev. Series EMTN      CAD    3.00  06/04/07    4,365,000
        1,100,000    International Finance Corp. Series EMTN          AUD    5.75  06/15/07      887,902
                                                                                            ------------
                                                                                               6,334,434
                                                                                            ------------

See Notes to Financial Statements     5   [LOGO OF MERK(R) HARD CURRENCY FUND]

Schedule of Investments
March 31, 2007


PRINCIPAL   SECURITY DESCRIPTION                       CURRENCY RATE  MATURITY VALUE IN USD
---------   --------------------                       -------- ----  -------- ------------
UTILITIES - 1.8%
  1,000,000 Statkraft SF Series EMTN                     EUR    5.63% 06/21/07 $ 1,340,068
                                                                               -----------
Total Foreign Bonds (Cost $51,559,328)                                          52,410,182
                                                                               -----------

SHARES
------
EXCHANGE TRADED FUND - 8.5%
     97,500 streetTRACKS Gold Trust
            (Cost $ 6,170,120)                                                   6,411,600
                                                                               -----------

PRINCIPAL
---------
MONEY MARKET DEPOSIT ACCOUNT - 0.7%
  $ 501,480 Citibank Money Market Deposit Account,
            4.99% (Cost $ 501,480)                                                 501,480
                                                                               -----------

TIME DEPOSITS - 6.3%
3,561,318   Euro Time Deposit
            (Cost $ 4,593,246)                           EUR    3.53  04/28/07   4,757,622
                                                                               -----------
Total Investments - 84.9% Cost ($ 62,824,174)*                                 $64,080,884
                                                                               -----------

FOREIGN CURRENCIES - 15.8%:
   Australian Dollar - 3.2%                                                      2,406,400
   British Sterling Pound - 4.0%                                                 2,989,096
   Canadian Dollar - 1.0%                                                          736,551
   Euro - 6.0%                                                                   4,565,073
   New Zealand Dollar - 0.1%                                                        73,337
   Norwegian Krone - 0.1%                                                           54,067
   Swedish Krona - 0.6%                                                            487,289
   Swiss Franc - 0.8%                                                              595,149
                                                                               -----------
Total Foreign Currencies
(Cost $ 11,854,159)                                                             11,906,962
                                                                               -----------
Other Assets and Liabilities, Net - (0.7%)                                        (538,771)
                                                                               -----------
NET ASSETS - 100.0%                                                            $75,449,075
                                                                               ===========

See Notes to Financial Statements     6   [LOGO OF MERK(R) HARD CURRENCY FUND]

Schedule of Investments
March 31, 2007


AUD     Australian Dollar
CAD     Canadian Dollar
CHF     Swiss Franc
EUR     Euro
NOK     Norwegian Krona
NZD     New Zealand Dollar
SEK     Swedish Krona

EMTN    European Medium Term Note

PORTFOLIO HOLDINGS
% of Total Investments and Foreign Currencies
Foreign Bonds                                 69.0%
Exchange Traded Fund                          8.4%
Time Deposits                                 6.3%
Foreign Currencies                            15.7%
Other                                         0.6%
                                              ----
                                              100%
                                              ====
--------
* Cost for Federal income tax purposes is $ 62,824,174 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,327,128
             Gross Unrealized Depreciation                 (70,418)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,256,710
                                                        ==========

See Notes to Financial Statements    7   [LOGO OF MERK(R) HARDA CURRENCY FUND]

Statement of Assets and Liabilities
March 31, 2007


ASSETS
   Total investments, at value (Cost $62,824,174)                   $ 64,080,884
   Foreign currency (Cost $11,854,159)                                11,906,962
   Receivables:
       Fund shares sold                                                1,361,215
       Interest                                                        1,689,550
                                                                    ------------
Total Assets                                                          79,038,611
                                                                    ------------

LIABILITIES
   Payables:
       Investment securities purchased                                 2,862,786
       Fund shares redeemed                                               64,128
       Dividends                                                         599,905
   Accrued liabilities:
       Investment adviser fees                                            45,935
       Distribution fees                                                  13,952
       Trustees' fees and expenses                                            39
       Other expenses                                                      2,791
                                                                    ------------
Total Liabilities                                                      3,589,536
                                                                    ------------

NET ASSETS                                                          $ 75,449,075
                                                                    ============

COMPONENTS OF NET ASSETS
Paid-in capital                                                     $ 73,865,506
Accumulated undistributed (distributions in excess of) net
  investment income                                                       12,381
Net realized gain (loss)                                                 245,167
Unrealized appreciation (depreciation)                                 1,326,021
                                                                    ------------

NET ASSETS                                                          $ 75,449,075
                                                                    ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $75,449,075 and shares outstanding
     of 7,036,174 (unlimited shares authorized)                     $      10.72
                                                                    ------------


See Notes to Financial Statements     8   [LOGO OF MERK(R) HARD CURRENCY FUND]

Statement Of Operations
Year Ended March 31, 2007



INVESTMENT INCOME
   Interest income (net foreign withholding taxes of $21,432)       $1,330,295
                                                                    ----------
EXPENSES
   Investment adviser fees                                             411,911
   Transfer agency fees                                                 20,596
   Distribution fees                                                   102,977
   Trustees' fees and expenses                                           2,092
                                                                    ----------
Total Expenses                                                         537,576
   Fees waived or reimbursed                                            (2,092)
                                                                    ----------
Net Expenses                                                           535,484
                                                                    ----------
NET INVESTMENT INCOME (LOSS)                                           794,811
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments                                                     992,369
       Futures                                                         (36,504)
       Foreign currency transactions                                   397,602
                                                                    ----------
   Net Realized Gain (Loss)                                          1,353,467
                                                                    ----------
   Net change in unrealized appreciation (depreciation) on:
       Investments                                                   1,071,092
       Foreign currency translations                                    69,463
                                                                    ----------
   Net Change in Unrealized Appreciation (Depreciation)              1,140,555
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              2,494,022
                                                                    ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                   $3,288,833
                                                                    ==========


See Notes to Financial Statements     9   [LOGO OF MERK(R) HARD CURRENCY FUND]

Statement Of Changes In Net Assets



                                                               MAY 10, 2005 (a)
                                                  YEAR ENDED       THROUGH
                                                MARCH 31, 2007  MARCH 31, 2006
                                                -------------- ----------------
OPERATIONS
   Net investment income (loss)                  $    794,811    $    43,217
   Net realized gain (loss)                         1,353,467       (107,374)
   Net change in unrealized appreciation
     (depreciation)                                 1,140,555        185,466
                                                 ------------    -----------
Increase (Decrease) in Net Assets from
  Operations                                        3,288,833        121,309
                                                 ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                           (1,891,114)            --
   Net realized gain on investments                   (10,676)        (5,500)
                                                 ------------    -----------
Total Distributions to Shareholders                (1,901,790)        (5,500)
                                                 ------------    -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                  85,269,113     12,173,063
   Reinvestment of distributions                    1,813,322          5,330
   Redemption of shares                           (23,663,865)    (1,650,740)
                                                 ------------    -----------
Increase (Decrease) from Capital Share
  Transactions                                     63,418,570     10,527,653
                                                 ------------    -----------
Increase (Decrease) in Net Assets                  64,805,613     10,643,462

NET ASSETS
   Beginning of period                             10,643,462             --
                                                 ------------    -----------
   End of period (includes accumulated
     undistributed (distributions in excess
     of) net investment income of $12,381 and
     $386, respectively)                         $ 75,449,075    $10,643,462
                                                 ============    ===========
SHARE TRANSACTIONS
   Sale of shares                                   8,045,899      1,236,590
   Reinvestment of distributions                      170,703            539
   Redemption of shares                            (2,250,494)      (167,063)
                                                 ------------    -----------
Increase (Decrease) in Shares                       5,966,108      1,070,066
                                                 ============    ===========
--------
(a) Commencement of operations.

See Notes to Financial Statements     10  [LOGO OF MERK(R) HARD CURRENCY FUND]

Financial Highlights


These financial highlights reflect selected data for a share outstanding throughout each period.

                                                              MAY 10, 2005(a)
                                                 YEAR ENDED       THROUGH
                                               MARCH 31, 2007 MARCH 31, 2006
                                               -------------- ---------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  9.95         $ 10.00
                                                  -------         -------
INVESTMENT OPERATIONS
   Net investment income (loss) (b)                  0.20            0.09
   Net realized and unrealized gain (loss)           0.93           (0.13) (c)
                                                  -------         -------
Total from Investment Operations                     1.13           (0.04)
                                                  -------         -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                            (0.36)             --
   Net realized gain                                  -- (d)        (0.01)
                                                  -------         -------
NET ASSET VALUE, END OF PERIOD                    $ 10.72         $  9.95
                                                  =======         =======
TOTAL RETURN                                        11.45%          (0.40)% (e)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)       $75,449         $10,643
Ratios to Average Net Assets :
   Net Expenses                                      1.30%           1.30% (f)
   Gross Expenses (g)                                1.31%           1.31% (f)
   Net investment income (loss)                      1.93%           1.04% (f)

PORTFOLIO TURNOVER RATE                                29%              0%
--------
(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d) Less than $0.01 per share.
(e) Not annualized.
(f) Annualized.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.


See Notes to Financial Statements     11  [LOGO OF MERK(R) HARD CURRENCY FUND]

Notes To Financial Statements
March 31, 2007



NOTE 1. ORGANIZATION

The Merk Hard Currency Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers Investor Shares. Investor Shares commenced operations on May 10, 2005. The Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized foreign currency gain or loss; realized gain or loss includes net gain or loss on transaction that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.


                                      12  [LOGO OF MERK(R) HARD CURRENCY FUND]

Notes To Financial Statements
March 31, 2007



FUTURES CONTRACTS - The Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Fund does not anticipate any material impact to the Fund as a result of the adoption of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Merk Investments, LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Fund and is obligated to pay all expenses of the Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, certain compensation expenses of the Trustees, the transfer agent's basis point fees, and extraordinary and non-recurring expenses.

DISTRIBUTION - Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Fund has adopted a distribution plan for Investor Shares of the Fund in accordance with Rule 12b-1 of the 1940 Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of Investor Shares.


                                      13  [LOGO OF MERK(R) HARD CURRENCY FUND]

Notes to Financial Statements
March 31, 2007


OTHER SERVICE PROVIDERS - Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. For the year ended March 31, 2007, the Adviser paid compliance service fees of $31,129, from fees collected under the Investment Adviser Agreement. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. WAIVER OF FEES

Through July 31, 2007, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses exceed 1.30%. The contractual waivers may be changed or eliminated with the consent of the Board of Trustees at any time. For the year ended March 31, 2007, fees reimbursed were $2,092.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended March 31, 2007, were $5,918,488 and $856,368.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                     Fiscal Year           May 10, 2005
                                        Ended      (Commencement of Operations)
                                    March 31, 2007    through March 31, 2006
                                    -------------- ----------------------------
Ordinary Income                       $1,891,114              $   --
Long-term Capital Gain                    10,676               5,500

As of March 31, 2007, distributable earnings on a tax basis were as follows:

         Undistributed Ordinary Income                      $  612,286
         Undistributed Long-Term Gain                       $  245,167
         Unrealized Appreciation (Depreciation)              1,326,021
                                                            ----------
         Total                                              $2,183,474
                                                            ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to forward currency contracts.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2007. The following reclassification was the result of foreign currency gains, and has no impact on the net assets of the Fund.

      Accumulated Undistributed Net Investment Income (Loss)  $ 1,108,298
      Undistributed Net Realized Gain (Loss)                  (1,108,298)

NOTE 7. OTHER INFORMATION

On March 31, 2007, two shareholders held approximately 55% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

                                      14  [LOGO OF MERK(R) HARD CURRENCY FUND]

Report of Independent Registered Public
Accounting Firm


To the Trustees of Forum Funds and the Shareholders of Merk Hard Currency Fund:

We have audited the accompanying statement of assets and liabilities of Merk Hard Currency Fund (the "Fund"), one of the series constituting the Forum Funds, including the schedule of investments as of March 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 10, 2005 (commencement of operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Merk Hard Currency Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year then ended and for the period from May 10, 2005 (commencement of operations) through March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 30, 2007

                                      15  [LOGO OF MERK(R) HARD CURRENCY FUND]

Additional Information (unaudited)
March 31, 2007


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2006 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                             BEGINNING        ENDING
                              ACCOUNT        ACCOUNT        EXPENSES
                               VALUE          VALUE           PAID        ANNUALIZED
                          OCTOBER 1, 2006 MARCH 31, 2007 DURING PERIOD* EXPENSE RATIO*
                          --------------- -------------- -------------- --------------
Actual Return                $1,000.00      $1,058.54        $6.67           1.30%
Hypothetical Return          $1,000.00      $1,018.45        $6.54           1.30%

--------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

                                      16  [LOGO OF MERK(R) HARD CURRENCY FUND]

Additional Information (unaudited)
March 31, 2007


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $ 10,676 for the tax year ended March 31, 2007.

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 14.94% for the qualifying interest income exempt from U.S. tax for foreign shareholders
(QII).

The Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended March 31, 2007. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding March 31, 2007) is as follows:

COUNTRY                DIVIDEND FOREIGN TAX    COUNTRY     DIVIDEND FOREIGN TAX
-------                -------- ----------- -------------- -------- -----------
Australia              $0.0103   $ 0.0003   Japan          $0.0025    $0.0009
Austria                 0.0020     0.0000   Luxembourg      0.0015     0.0000
Belgium                 0.0029    (0.0002)  Netherlands     0.0198     0.0000
Canada                  0.0248     0.0020   New Zealand     0.0065     0.0000
Cayman Islands          0.0003     0.0000   Norway          0.0047     0.0000
Denmark                 0.0028     0.0000   Sweden          0.0007     0.0000
European Union          0.0099     0.0000   Switzerland     0.0008     0.0000
Finland                 0.0033     0.0000   United Kingdom  0.0137     0.0000
France                  0.0081     0.0000   United States   0.0351     0.0000
Germany                 0.0425     0.0000   Total          $0.1922    $0.0030
--------
* The countries listed reflect the domicile of the issuer and may not be indicative of the currency.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

                                      17  [LOGO OF MERK(R) HARD CURRENCY FUND]

Additional Information (unaudited)
March 31, 2007


                                                                   PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR  POSITION WITH THE TRUST LENGTH OF TIME SERVED   DURING PAST 5 YEARS
-------------------  ----------------------- --------------------- -----------------------
INDEPENDENT TRUSTEES

J. Michael Parish       Chairman of the        Trustee since        Retired; Partner,
Born: 1943              Board; Trustee;        1989 (Chairman       Wolf, Block, Schorr
                        Chairman,              since 2004)          and Solis-Cohen
                        Compliance                                  LLP (law firm) 2002
                        Committee,                                  - 2003; Partner,
                        Nominating                                  Thelen Reid &
                        Committee,                                  Priest LLP (law
                        Audit                                       firm) 1995 - 2002.
                        Committee; and
                        Qualified Legal
                        Compliance
                        Committee

Costas Azariadis        Trustee;               Since 1989           Professor of
Born: 1943              Chairman,                                   Economics,
                        Valuation                                   Washington
                        Committee;                                  University (effective
                        Audit Committee                             2006); Professor of
                                                                    Economics,
                                                                    University of
                                                                    California-
                                                                    Los Angeles 1992 -
                                                                    2006.

James C. Cheng          Trustee;               Since 1989           President,
Born: 1942              Chairman, Audit                             Technology
                        Committee                                   Marketing
                                                                    Associates
                                                                    (marketing
                                                                    company for small -
                                                                    and medium - sized
                                                                    businesses in
                                                                    New England).
INTERESTED TRUSTEE

John Y. Keffer          Trustee;               Since 1989           President, Forum
Born: 1942              Chairman,                                   Foundation (a
                        Contracts                                   charitable
                        Committee                                   organization)
                                                                    since 2005;
                                                                    President, Forum
                                                                    Trust (a non-
                                                                    depository
                                                                    trust company) since
                                                                    1997; President,
                                                                    Citigroup Fund
                                                                    Services, LLC
                                                                    ("Citigroup") 2003-
                                                                    2005; President,
                                                                    Forum Financial
                                                                    Group, LLC
                                                                    ("Forum") (a fund
                                                                    services
                                                                    company acquired
                                                                    by Citibank, N.A. in
                                                                    2003).

OFFICERS

Simon D. Collier        President;             Since 2005           President, Foreside
Born: 1961              Principal                                   Financial Group,
                        Executive Officer                           since April 2005;
                                                                    President, Foreside
                                                                    Services, Inc. (a
                                                                    staffing services
                                                                    firm) since January
                                                                    2007; Chief
                                                                    Operating Officer
                                                                    and Managing
                                                                    Director, Global
                                                                    Fund Services,
                                                                    Citigroup
                                                                    2003-2005;
                                                                    Managing Director,
                                                                    Global Securities
                                                                    Services for
                                                                    Investors, Citibank,
                                                                    N.A. 1999-2003.

Trudance L.C. Bakke     Treasurer;             Since 2005           Director, Foreside
Born: 1971              Principal              (Principal           Compliance
                        Financial Officer      Financial Officer    Services, LLC since
                                               since 2006)          2006; Product
                                                                    Manager, Citigroup
                                                                    2003-2006; Senior
                                                                    Manager
                                                                    of Corporate
                                                                    Finance, Forum
                                                                    1999 - 2003.

Beth P. Hanson          Vice President;        Since 2003           Relationship
Born: 1966              Assistant                                   Manager, Citigroup
                        Secretary                                   since 2003;
                                                                    Relationship
                                                                    Manager, Forum
                                                                    1999 - 2003.

Sara M. Morris          Vice President         Since 2004           Director and
Born: 1963                                                          Relationship
                                                                    Manager, Citigroup
                                                                    since 2004; Chief
                                                                    Financial Officer,
                                                                    The VIA Group,
                                                                    LLC (a strategic
                                                                    marketing company)
                                                                    2000 - 2003.

                                      18  [LOGO OF MERK(R) HARD CURRENCY FUND]

FOR MORE INFORMATION                    [LOGO OF MERK(R) HARD CURRENCY FUND]

                                        INVESTOR SHARES

                              INVESTMENT ADVISER
                             Merk Investments, LLC
                            555 Bryant Street #455
                              Palo Alto, CA 94301
                               www.merkfund.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                        P.O. Box 446 Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                        Two Portland Square, 1st Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 866-637-5386

                                     [LOGO]

                                H.M.Payson & Co.
                                ESTABLISHED 1854

MARCH 31, 2007

PAYSON TOTAL RETURN FUND

ANNUAL REPORT

                                    [GRAPHIC]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                 MARCH 31, 2007

--------------------------------------------------------------------------------

          A Message to Our Shareholders                            1

          Performance Chart and Analysis                           3

          Schedule of Investments                                  4

          Statement of Assets and Liabilities                      6

          Statement of Operations                                  7

          Statements of Changes in Net Assets                      8

          Financial Highlights                                     9

          Notes to Financial Statements                           10

          Report of Independent Registered Public Accounting Firm 14

          Additional Information                                  15

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                 March 31, 2007

Dear Payson Total Return Fund Shareholder:

   Investment returns from the major domestic equity indexes were positive for the year ending March 31, 2007. For the fourth consecutive year, the total return from the S&P 500(R) Index was positive, with this most recent year producing a total return of 11.83%. After an unusually long period of relative calm, investors were treated to a healthy dose of uncertainty in the last quarter of this Fund's fiscal year. February's big declines were initially attributed to a sell-off in Chinese stocks, but rapidly growing concerns about the financial repercussions of the real estate collapse here in the U.S. became the focus of investor angst. The market experienced a correction of approximately 7%, but has since rallied, with the first month of the new fiscal year producing significantly positive returns. Corporate profits generally remained strong throughout the past year, and U.S. companies continued to strengthen their balance sheets and return cash to investors through significant dividend increases and stock buy backs.

   Seven of the ten sectors of the S&P 500 Index outperformed the Index for the period, led by Utilities with a total return of 33.9%, followed by Telecommunication, Basic Materials, and Energy, which produced total returns of 28.2%, 20.3%, and 16.2%, respectively. Consumer Staples, Consumer Discretionary, and Financials modestly outperformed the Index. The lagging sectors were Information Technology, Industrials, and Health Care, with total returns of 3.1%, 7.0%, and 7.3%, respectively.

   In our last two annual letters to you, we expressed our belief that valuations, particularly for many stocks of high quality, large-capitalization companies, were the most attractive in several years. In the management of the Payson Total Return Fund portfolio, we have focused on the stocks of many of these higher quality, large capitalization issues. Until this most recent year, the performance of these stocks have generally trailed the performance of the broader-based market. Over the past twelve months, however, the tide seems to be turning. The S&P 100 Index, comprised of the 100 largest stocks of the S&P 500 Index, and the Dow Jones Industrial Average of 30 large company stocks, produced total returns of 13.1% and 13.8%, respectively, for the year ending March 31, 2007, modestly higher than the return of the broader-based S&P 500 Index. Smaller stocks produced generally lower returns, as evidenced by the 6.0% total return of the Russell 2000 Index of smaller stocks.

   Investment grade bonds produced low returns, as short-term interest rates rose and the yield curve ended the year with a slight inversion. Continued strong demand for U.S. Treasury debt, driven by large foreign reserves from a growing trade imbalance, pushed longer term rates down ever so slightly. The ten year Treasury note began the period with a 4.85% yield, and ended at 4.64%. The Payson Total Return Fund (the Fund) avoided any significant ownership of bonds during the past year.

   The Fund produced a total return for the year ending March 31, 2007 of 7.98%. During the period just concluded, the Fund benefited from a modest over weighting in the consumer staple and consumer discretionary stocks, with stocks such as Altria, Coca Cola, Johnson Controls, and Nike outperforming the S&P 500 Index. In the Energy sector, Chevron produced a total return of 31.6%. Certain other select stocks held in the Fund performed considerably better than the S&P 500 Index, including General Dynamics, Cisco Systems, and Oracle.

   The Fund underperformed the S&P 500 Index primarily as a result of little or no representation in the three sectors that produced the best returns:
Utilities, Telecommunications, and Basic Materials. Certain specific stocks performed considerably worse than the S&P 500 Index, including Boston Scientific, Masco, Dell, and from the energy sector, Chesapeake Energy. Three of the Fund's larger holdings, Intel, Pfizer and Home Depot, produced returns that trailed the S&P 500 Index return.

   Looking ahead, we continue to believe that the high quality, large capitalization stocks are the most attractive portion of the domestic market. Overall, equities are by no means cheap, especially the smaller and mid-sized company stocks. In the face of these valuations and high energy and commodity prices, large budget and trade deficits, rising inflation, and a potential economic slowdown, we believe investors must realize returns from equities are likely to be modest and a down turn in equity valuations would certainly not be a surprise.

   Our outlook does, however, remain more favorable for equities than bonds at this time. We will continue to focus on high quality issues with good financial strength and strong competitive positions in their respective industries. We also prefer companies with a demonstrated ability to grow their dividends. Although our outlook for stock market returns in general is modest, we believe our ongoing attention to valuations improves our shareholders' chances of success in the long run.

   As always, we thank you for your continued confidence in H.M. Payson & Co.

H.M. Payson & Co.
Investment Adviser

THE VIEWS IN THIS REPORT ARE THOSE OF THE FUND'S INVESTMENT ADVISER, H.M. PAYSON & CO. AS OF MARCH 31, 2007 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE OF THIS REPORT IS FIRST PUBLISHED OR ANYTIME THERE AFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE DOW JONES INDUSTRIAL AVERAGE CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. RUSSELL 2000(R) INDEX MEASURES THE PERFORMANCE OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. ONE CANNOT INVEST DIRECTLY IN AN INDEX OR AVERAGE.

--------------------------------------------------------------------------------

PERFORMANCE CHART AND ANALYSIS

--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in Payson Total Return Fund, including reinvestment of dividends and distributions, to the Fund's related securities index, over the past 10 fiscal years. The Standard and Poor's 500 Composite Index ("S&P 500") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. During the period, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUNDS' HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 1.96%. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE FEES RELATED TO REDEMPTION OF FUND SHARES. For most recent month end performance please call (800) 805-8258.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                  PAYSON TOTAL RETURN FUND VS. S&P 500 INDEX

                       AVERAGE ANNUAL TOTAL RETURN
                       ON 3/31/07
                       ---------------------------
                       One Year:                   7.98%
                       Five Year:                  2.96%
                       Ten Year:                   5.65%

                       INVESTMENT VALUE ON 3/31/07
                       ---------------------------
                       Payson Total Return Fund: $17,356
                       S&P 500 Index:            $22,001

                                    [CHART]

                      Payson Total
                      Return Fund    S&P 500 Index
                      -----------    -------------
       3/31/1997        $10,000         $10,000
       4/30/1997         10,288          10,597
       5/31/1997         10,848          11,242
       6/30/1997         11,106          11,746
       7/31/1997         11,845          12,680
       8/31/1997         11,701          11,970
       9/30/1997         12,143          12,626
      10/31/1997         11,766          12,204
      11/30/1997         12,012          12,769
      12/31/1997         12,136          12,988
       1/31/1998         12,189          13,132
       2/28/1998         12,798          14,079
       3/31/1998         13,127          14,800
       4/30/1998         13,145          14,949
       5/31/1998         12,666          14,692
       6/30/1998         12,365          15,289
       7/31/1998         11,830          15,126
       8/31/1998         10,365          12,939
       9/30/1998         10,849          13,768
      10/31/1998         11,712          14,888
      11/30/1998         12,171          15,790
      12/31/1998         12,564          16,700
       1/31/1999         12,459          17,398
       2/28/1999         11,778          16,858
       3/31/1999         12,051          17,532
       4/30/1999         12,736          18,211
       5/31/1999         12,678          17,781
       6/30/1999         12,923          18,768
       7/31/1999         12,613          18,182
       8/31/1999         12,564          18,092
       9/30/1999         11,941          17,596
      10/31/1999         12,136          18,709
      11/30/1999         12,058          19,090
      12/31/1999         12,192          20,214
       1/31/2000         11,708          19,198
       2/29/2000         11,547          18,835
       3/31/2000         12,597          20,678
       4/30/2000         12,627          20,055
       5/31/2000         12,860          19,644
       6/30/2000         12,771          20,128
       7/31/2000         12,852          19,814
       8/31/2000         13,627          21,044
       9/30/2000         13,621          19,933
      10/31/2000         13,918          19,849
      11/30/2000         13,426          18,284
      12/31/2000         13,735          18,374
       1/31/2001         14,851          19,025
       2/28/2001         14,042          17,291
       3/31/2001         13,729          16,195
       4/30/2001         14,698          17,454
       5/31/2001         14,797          17,571
       6/30/2001         14,658          17,143
       7/31/2001         14,747          16,974
       8/31/2001         14,360          15,912
       9/30/2001         13,053          14,627
      10/31/2001         13,575          14,910
      11/30/2001         14,353          16,049
      12/31/2001         14,732          16,190
       1/31/2002         14,479          15,953
       2/28/2002         14,330          15,649
       3/31/2002         14,981          16,241
       4/30/2002         14,553          15,250
       5/31/2002         14,484          15,138
       6/30/2002         13,360          14,059
       7/31/2002         12,374          12,963
       8/31/2002         12,409          13,049
       9/30/2002         11,357          11,630
      10/31/2002         11,649          12,654
      11/30/2002         12,129          13,399
      12/31/2002         11,925          12,612
       1/31/2003         11,687          12,281
       2/28/2003         11,521          12,097
       3/31/2003         11,409          12,215
       4/30/2003         11,973          13,221
       5/31/2003         12,573          13,925
       6/30/2003         12,812          14,096
       7/31/2003         12,884          14,343
       8/31/2003         13,005          14,635
       9/30/2003         13,044          14,468
      10/31/2003         13,372          15,291
      11/30/2003         13,517          15,434
      12/31/2003         14,003          16,227
       1/31/2004         14,283          16,536
       2/29/2004         14,441          16,763
       3/31/2004         14,367          16,499
       4/30/2004         13,976          16,245
       5/31/2004         14,086          16,468
       6/30/2004         14,266          16,788
       7/31/2004         13,862          16,233
       8/31/2004         13,935          16,298
       9/30/2004         14,023          16,475
      10/31/2004         14,207          16,726
      11/30/2004         14,699          17,403
      12/31/2004         15,307          17,995
       1/31/2005         14,936          17,557
       2/28/2005         15,282          17,926
       3/31/2005         14,928          17,609
       4/30/2005         14,581          17,275
       5/31/2005         15,003          17,825
       6/30/2005         15,261          17,850
       7/31/2005         15,609          18,514
       8/31/2005         15,485          18,345
       9/30/2005         15,438          18,493
      10/31/2005         15,140          18,185
      11/30/2005         15,588          18,873
      12/31/2005         15,584          18,879
       1/31/2006         15,821          19,379
       2/28/2006         15,808          19,432
       3/31/2006         16,050          19,674
       4/30/2006         16,137          19,938
       5/31/2006         15,726          19,364
       6/30/2006         15,588          19,390
       7/31/2006         15,563          19,510
       8/31/2006         15,950          19,974
       9/30/2006         16,307          20,489
      10/31/2006         16,819          21,156
      11/30/2006         17,406          21,559
      12/31/2006         17,433          21,861
       1/31/2007         17,683          22,192
       2/28/2007         17,371          21,758
       3/31/2007         17,356          22,001

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

--------------------------------------------------------------------------------

                                 SECURITY
             SHARES             DESCRIPTION                VALUE
            -------- ---------------------------------- ------------
            COMMON STOCK -- 97.9%
            CONSUMER CYCLICAL -- 14.6%
               3,000 Best Buy Co., Inc.                 $    146,160
              32,000 Home Depot, Inc.                      1,175,680
               7,000 Johnson Controls, Inc.                  662,340
               4,500 Nike, Inc., Class B                     478,170
              18,000 Thor Industries, Inc.                   709,020
              31,500 TJX Cos., Inc.                          849,240
               5,000 VF Corp.                                413,100
                                                        ------------
                                                           4,433,710
                                                        ------------

            CONSUMER STAPLES -- 12.8%
               4,375 Altria Group, Inc.                      384,169
              16,300 Avon Products, Inc.                     607,338
               8,000 Coca-Cola Co.                           384,000
              13,800 Kimberly-Clark Corp.                    945,162
               5,000 Medtronic, Inc.                         245,300
               6,000 Proctor & Gamble Co.                    378,960
              20,100 Wal-Mart Stores, Inc.                   943,695
                                                        ------------
                                                           3,888,624
                                                        ------------

            ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND
             COMPONENTS, EXCEPT COMPUTER EQUIPMENT -- 3.2%
              51,000 Intel Corp.                             975,630
                                                        ------------

            ENERGY -- 11.9%
              29,000 Chesapeake Energy Corp.                 895,520
              14,950 Chevron Corp.                         1,105,702
              17,000 ConocoPhillips                        1,161,950
               6,000 Exxon Mobil Corp.                       452,700
                                                        ------------
                                                           3,615,872
                                                        ------------

            FINANCIAL -- 11.6%
              11,100 American International Group, Inc.      746,142
              14,000 Bank of America Corp.                   714,280
              23,350 Citigroup, Inc.                       1,198,789
               8,000 JP Morgan Chase & Co.                   387,040
              14,000 Wells Fargo & Co.                       482,020
                                                        ------------
                                                           3,528,271
                                                        ------------

                                    SECURITY
             SHARES                DESCRIPTION               VALUE
            --------    --------------------------------- ------------
            HEALTH CARE -- 12.2%
               9,000    Amgen, Inc.(a)                    $    502,920
              47,050    Boston Scientific Corp.(a)             684,107
              18,000    Johnson & Johnson                    1,084,680
              50,000    Pfizer, Inc.                         1,263,000
               2,000    Zimmer Holdings, Inc.(a)               170,820
                                                          ------------
                                                             3,705,527
                                                          ------------

            INDUSTRIALS -- 15.6%
              11,700    3M Co.                                 894,231
              10,900    General Dynamics Corp.                 832,760
              12,000    General Electric Co.                   424,320
               9,400    Illinois Tool Works, Inc.              485,040
              14,400    Ingersoll-Rand Co., Ltd., Class A      624,528
              21,400    Tyco International, Ltd.               675,170
               6,000    United Technologies Corp.              390,000
               9,000    USG Corp.(a)                           420,120
                                                          ------------
                                                             4,746,169
                                                          ------------

            MEDIA -- 0.9%
               5,000    Gannett Co., Inc.                      281,450
                                                          ------------

            TECHNOLOGY -- 15.1%
              30,000    Applied Materials, Inc.                549,600
              29,500    Cisco Systems, Inc.(a)                 753,135
              19,000    Dell, Inc.(a)                          440,990
               4,000    IBM                                    377,040
              27,000    Microsoft Corp.                        752,490
              41,000    Nokia OYJ, ADR                         939,720
              42,000    Oracle Corp.(a)                        761,460
                                                          ------------
                                                             4,574,435
                                                          ------------
            Total Common Stock
             (cost $24,321,986)                             29,749,688
                                                          ------------

             PRINCIPAL                   RATE  MATURITY
             ---------                   ----  --------
             MORTGAGE-BACKED SECURITY -- 0.0%
              $4,447   GNMA Pool #394795
                        (cost $4,475)    7.50% 10/15/10      4,552
                                                        ----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2007

--------------------------------------------------------------------------------


                                 SECURITY
       SHARES                   DESCRIPTION                     VALUE
       ------- --------------------------------------------- -----------
       SHORT-TERM INVESTMENTS -- 2.8%
       MONEY MARKET DEPOSIT ACCOUNT -- 0.7%
       197,096 Citibank Money Market Deposit, 4.99%
                (cost $197,096)                              $   197,096

       MONEY MARKET FUND -- 2.1%
       637,108 Citi/SM/ Institutional Trust Liquid Reserves,
                Class A, 5.25% (cost $637,108)                   637,108
                                                             -----------
       Total Short-Term Investments
        (Cost $834,204)                                          834,204
                                                             -----------
       Total Investments -- 100.7%
        (cost $25,160,665)*                                  $30,588,444
       Other Assets and Liabilities, Net -- (0.7)%              (211,948)
                                                             -----------
       NET ASSETS -- 100.0%                                  $30,376,496
                                                             ===========

                PORTFOLIO HOLDINGS
                % OF TOTAL INVESTMENTS

                Consumer Cyclical                         14.5%
                Consumer Staples                          12.7%
                Electronic & Other Electrical Equipment &
                 Components, Except Computer Equipment     3.2%
                Energy                                    11.8%
                Financial                                 11.6%
                Health Care                               12.1%
                Industrials                               15.5%
                Media                                      0.9%
                Technology                                15.0%
                Mortgage-Backed Securities                 0.0%
                Short-Term Investments                     2.7%
                                                          -----
                                                           100%
                                                          =====

-----------------
ADR    AmericanDepositary Receipt
GNMA  GovernmentNational Mortgage Association

(a)Non-income producing security
* Cost for Federal income tax purposes is $25,154,011 and net unrealized appreciation (depreciation) consists of:

                 Gross Unrealized Appreciation     $ 6,685,933
                 Gross Unrealized Depreciation      (1,251,500)
                                               -   -----------
                 Net Unrealized Appreciation
                  (Depreciation)                   $ 5,434,433
                                               =   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

--------------------------------------------------------------------------------

ASSETS
   Investments, at value
    (Cost $25,160,665)                                                $30,588,444
   Receivables:
    Shares sold                                                             2,254
    Interest and dividends                                                 35,802
    Prepaid expenses                                                        3,704
                                                                      -----------
Total Assets                                                           30,630,204
                                                                      -----------
LIABILITIES
   Payables:
    Due to custodian                                                      167,201
    Dividends                                                               4,274
    Fund shares redeemed                                                      843
   Accrued Liabilities:
    Investment adviser fees                                                11,941
    Compliance services fees                                                1,854
    Trustees' fees and expenses                                                22
    Other expenses                                                         67,573
                                                                      -----------
Total Liabilities                                                         253,708
                                                                      -----------
NET ASSETS                                                            $30,376,496
                                                                      ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                    $24,949,081
   Undistributed (distributions in excess of) net investment income         2,454
   Accumulated net realized gain (loss)                                    (2,818)
   Unrealized appreciation (depreciation) on investments                5,427,779
                                                                      -----------
NET ASSETS                                                            $30,376,496
                                                                      ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)             2,237,741
                                                                      ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE        $     13.57
                                                                      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                       $  347,226
   Interest income                                                            2,962
                                                                         ----------
Total Investment Income                                                     350,188
                                                                         ----------
EXPENSES
   Investment adviser fees                                                  110,816
   Administrator fees                                                        36,939
   Transfer agent fees                                                       67,356
   Custodian fees                                                             6,280
   Accountant fees                                                           39,720
   Registration fees                                                          8,961
   Audit fees                                                                13,274
   Legal fees                                                                20,129
   Trustees' fees and expenses                                                  935
   Compliance services fees                                                  16,505
   Reporting fees                                                            12,734
   Miscellaneous expenses                                                     8,394
                                                                         ----------
Total Expenses                                                              342,043
   Fees waived and/or reimbursed                                            (91,314)
                                                                         ----------
Net Expenses                                                                250,729
                                                                         ----------
NET INVESTMENT INCOME (LOSS)                                                 99,459
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                  498,561
   Net change in unrealized appreciation (depreciation) on investments      614,418
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    1,112,979
                                                                         ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $1,212,438
                                                                         ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 2006 AND MARCH 31, 2007

--------------------------------------------------------------------------------

                                                                                      2007         2006
                                                                                      ----         ----
OPERATIONS
  Net investment income (loss)                                                    $    99,459  $   119,756
  Net realized gain (loss) on investments                                             498,561    1,981,427
  Net change in unrealized appreciation (depreciation) on investments                 614,418     (775,273)
                                                                                  -----------  -----------
Increase (Decrease) in Net Assets Resulting from Operations                         1,212,438    1,325,910
                                                                                  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                               (84,423)     (89,922)
  Net realized gain on investments                                                   (371,469)          --
                                                                                  -----------  -----------
Total Distributions to Shareholders                                                  (455,892)     (89,922)
                                                                                  -----------  -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                                      835,485    1,664,659
  Transactions due to acquisitions                                                 12,198,245           --
  Reinvestment of distributions                                                       232,731       41,576
  Redemption of shares                                                             (2,446,229)  (2,329,381)
                                                                                  -----------  -----------
Increase (Decrease) from Capital Share Transactions                                10,820,232     (623,146)
                                                                                  -----------  -----------
Increase (Decrease) in Net Assets                                                  11,576,778      612,842
NET ASSETS
  Beginning of year                                                                18,799,718   18,186,876
                                                                                  -----------  -----------
  End of year (a)                                                                  30,376,496   18,799,718
                                                                                  ===========  ===========
SHARE TRANSACTIONS
  Sale of shares                                                                       62,498      133,876
  Transactions due to acquisitions                                                    886,497           --
  Reinvestment of distributions                                                        16,882        3,345
  Redemption of shares                                                               (187,277)    (188,344)
                                                                                  -----------  -----------
                                                                                      778,600      (51,123)
                                                                                  -----------  -----------
 (a) Accumulated undistributed (distributions in excess of) net investment income $     2,454  $    (3,089)
                                                                                  ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                        YEARS ENDED MARCH 31,
                                                          -----------------------------------------------
                                                             2007       2006      2005     2004     2003
                                                             ----       ----      ----     ----     ----
NET ASSET VALUE, BEGINNING OF YEAR                        $ 12.88    $ 12.04    $ 11.77  $  9.51  $ 12.97
                                                          -------    -------    -------  -------  -------
INVESTMENT OPERATIONS
  Net investment income (loss)                               0.07(a)    0.08(a)    0.19     0.23     0.26
  Net realized and unrealized gain (loss) on investments     0.96       0.82       0.27     2.23    (3.34)
                                                          -------    -------    -------  -------  -------
Total from Investment Operations                             1.03       0.90       0.46     2.46    (3.08)
                                                          -------    -------    -------  -------  -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                     (0.06)     (0.06)     (0.18)   (0.19)   (0.25)
  Net realized investment gains                             (0.28)        --         --       --    (0.13)
  Return of capital                                            --         --      (0.01)   (0.01)      --
                                                          -------    -------    -------  -------  -------
Total Distributions to Shareholders                         (0.34)     (0.06)     (0.19)   (0.20)   (0.38)
                                                          -------    -------    -------  -------  -------
NET ASSET VALUE, END OF YEAR                              $ 13.57    $ 12.88    $ 12.04  $ 11.77  $  9.51
                                                          =======    =======    =======  =======  =======
TOTAL RETURN                                                 7.98%      7.51%      3.91%   25.92%  (23.84)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)               $30,376    $18,800    $18,187  $18,335  $13,923
Ratios to Average Net Assets:
  Net investment income (loss)                               0.54%      0.66%      1.56%    2.15%    2.41%
  Net expenses                                               1.36%      1.37%      1.31%    1.22%    1.46%
  Gross expenses(b)                                          1.85%      1.89%      1.81%    1.72%    1.71%
PORTFOLIO TURNOVER RATE                                        46%        85%        48%      33%      37%

(a)Calculated based upon average shares outstanding during the period.
(b)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION

The Payson Total Return Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

On March 23, 2007 the Fund acquired all the net assets of the Payson Value Fund. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

                                                   UNREALIZED
                                                     GAIN ON
                    DATE OF                SHARES  INVESTMENTS
                  CONTRIBUTION NET ASSETS  ISSUED   ACQUIRED
                  ------------ ----------  ------  -----------
                   3/23/2007   $12,198,245 886,497 $3,150,150

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION-Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

--------------------------------------------------------------------------------

is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES-The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

NEW ACCOUNTING PRONOUNCEMENTS-In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES-AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Fund does not anticipate any material impact to the Fund as a result of the adoption of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-H.M. Payson & Co. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the average daily net assets.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

--------------------------------------------------------------------------------


DISTRIBUTION-Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup, or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICE PROVIDERS-Citigroup Fund Services, LLC ("Citigroup") provides administration, portfolio accounting and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, the Adviser and other Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2007, fees waived and reimbursed were as follows:

                            ADVISER  OTHER   TOTAL
                            -------  -----   -----
                            $44,918 $46,396 $91,314

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended March 31, 2007 were as follows:

                      NON US GOVERNMENT     US GOVERNMENT
                         OBLIGATIONS         OBLIGATIONS
                    ---------------------- ----------------
                     PURCHASES    SALES    PURCHASES SALES
                     ---------    -----    --------- -----
                    $15,529,848 $8,756,612    $--    $1,111

The cost basis of long-term securities acquired in the merger were $8,840,230.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                                 2007    2006
                                                 ----    ----
                 Ordinary Income               $127,788 $89,922
                 Long-Term Capital Gain (Loss)  328,104      --
                                               -------- -------
                 Total                         $455,892 $89,922
                                               ======== =======

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007

--------------------------------------------------------------------------------


As of March 31, 2007, distributed earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income          $    6,728
               Unrealized Appreciation (Depreciation)  5,434,433
                                                      ----------
               Total                                  $5,441,161
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2007. The following reclassification was the result of certain dividends to capital and has no impact on the net assets of the Fund.

        Accumulated Undistributed Net Investment Income (Loss) $(9,493)
        Undistributed Net Realized Gain (Loss)                      21
        Paid-in-Capital                                          9,472

NOTE 7. OTHER INFORMATION

On March 31, 2007, two shareholders held approximately 43% of the Payson Total Return Fund's outstanding shares. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Trustees of Forum Funds and the Shareholders of Payson Total Return Fund:

   We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund (the "Fund"), one of the series constituting the Forum Funds, including the schedule of investments as of March 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Payson Total Return Fund as of March 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 30, 2007

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

--------------------------------------------------------------------------------

PROXY RESULTS

At a Special Meeting of Shareholders, held on March 22, 2007, shares were voted as summarized below on the following proposal presented to shareholders:

Shareholders of the Payson Value Fund were asked to consider and approve a Plan of Reorganization and Termination, which provided for the reorganization of the Payson Value Fund into the Payson Total Return Fund.

                                       FOR   AGAINST ABSTAIN
                                     ------- ------- -------
                   Payson Value Fund 445,463    0     6,621

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006, through March 31, 2007.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

--------------------------------------------------------------------------------

in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES   ANNUALIZED
                               VALUE           VALUE      PAID DURING  EXPENSE
                          OCTOBER 1, 2006  MARCH 31, 2007   PERIOD*     RATIO*
                         ----------------- -------------- ----------- ----------
PAYSON TOTAL RETURN FUND
   Actual Return             $1,000.00       $1,064.37       $6.69       1.30%
   Hypothetical Return       $1,000.00       $1,018.45       $6.69       1.30%

  * Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS-For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 1.81% for the qualifying interest income exempt from U.S. tax for foreign shareholders
(QII). The Fund paid short term capital gains of $127,788 for the tax year ended March 31, 2007. The Fund designates 100% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 25.43% as qualified short-term capital gain dividends (QSD) exempt from U.S. tax for foreign shareholders.

CAPITAL GAIN DIVIDENDS-The Fund paid long-term capital gain dividends of $328,104 for the tax year ended March 31, 2007.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2007

--------------------------------------------------------------------------------


                       POSITION WITH       LENGTH OF                   PRINCIPAL OCCUPATION(S)
NAME AND BIRTH YEAR      THE TRUST        TIME SERVED                    DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of the   Trustee since     Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943           Board;            1989 (Chairman    Cohen LLP (law firm) 2002-2003; Partner, Thelen
                     Trustee;          since 2004)       Reid & Priest LLP (law firm) 1995-2002.
                     Chairman,
                     Compliance
                     Committee,
                     Nominating
                     Committee, Audit
                     Committee; and
                     Qualified Legal
                     Compliance
                     Committee
-------------------------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;          Since 1989        Professor of Economics, Washington University
Born: 1943           Chairman,                           (since 2006); Professor of Economics, University
                     Valuation                           of California-Los Angeles 1992-2006.
                     Committee; Audit
                     Committee
-------------------------------------------------------------------------------------------------------------
James C. Cheng       Trustee;          Since 1989        President, Technology Marketing Associates
Born: 1942           Chairman, Audit                     (marketing company for small and medium sized
                     Committee                           businesses in New England).
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee;          Since 1989        President, Forum Foundation (a charitable
Born: 1942           Chairman,                           organization) since 2005; President, Forum Trust
                     Contracts                           (a non-depository trust company) since 1997;
                     Committee                           President, Citigroup Fund Services, LLC
                                                         ("Citigroup") 2003-2005; President, Forum
                                                         Financial Group, LLC ("Forum") (a fund services
                                                         company acquired by Citibank, N.A. in 2003).
-------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier     President;        Since 2005        President, Foreside Financial Group, since April
Born: 1961           Principal                           2005; President, Foreside Services, Inc. (a staffing
                     Executive Officer                   services firm) since January 2007; Chief Operating
                                                         Officer and Managing Director, Global Fund
                                                         Services, Citigroup 2003-2005; Managing
                                                         Director, Global Securities Services for Investors,
                                                         Citibank, N.A. 1999-2003.
-------------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke  Treasurer;        Since 2005        Director, Foreside Compliance Services, LLC
Born: 1971           Principal         (Principal        since 2006; Product Manager, Citigroup 2003-
                     Financial Officer Financial Officer 2006; Senior Manager of Corporate Finance,
                                       since 2006)       Forum 1999-2003.
-------------------------------------------------------------------------------------------------------------
Beth P. Hanson       Vice President;   Since 2003        Relationship Manager, Citigroup since 2003;
Born: 1966           Assistant                           Relationship Manager, Forum 1999-2003.
                     Secretary
-------------------------------------------------------------------------------------------------------------
Sara M. Morris       Vice President    Since 2004        Director and Relationship Manager, Citigroup
Born: 1963                                               since 2004; Chief Financial Officer, The VIA
                                                         Group, LLC (a strategic marketing company)
                                                         2000-2003.
-------------------------------------------------------------------------------------------------------------

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

   This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION
                           PAYSON TOTAL RETURN FUND

                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 800-805-8258
                               WWW.HMPAYSON.COM
         [LOGO]

      H.M.Payson & Co.
      ESTABLISHED 1854

  A MAINE TRUST COMPANY &
REGISTERED INVESTMENT ADVISOR

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Absolute Strategies Fund
Austin Global Equity Fund
Merk Hard Currency Fund
Payson Total Return Fund

a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,000 in 2006 and 102,500 in 2007.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

(c) Tax Fees - The aggregate fees billed each of the last two fiscal years in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $9,950 in 2006 and $15,400 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006 and $0 in 2005.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' independent auditor if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' independent auditor for audit and permissible non-audit services are consistent with the independent auditor's independence.

(e)(2) 0%

(f)Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $0 in 2006 and $0 in 2007. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser engages the registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the registrant, the Audit Committee considers such engagement in evaluating the independence of the registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By         /s/ Simon D. Collier
           ---------------------------------------------
           Simon D. Collier, President &
           Principal Executive Officer

Date       5/30/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By         /s/ Simon D. Collier
           ---------------------------------------------
           Simon D. Collier, President &
           Principal Executive Officer

Date       5/30/07

By         /s/ Trudance L. C. Bakke
           ---------------------------------------------
           Trudance L. C. Bakke, Treasurer &
           Principal Financial Officer

Date       5/30/07